As filed with the Securities and Exchange Commission on April 29, 1999
                                                     1933 Act File No. 33-4077
                                                     1940 Act File No. 811-4623


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]
                       Pre-Effective Amendment No. ___                     [   ]
                       Post-Effective Amendment No. 24                     [ X ]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 24                              [ X ]


                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000


                               Ms. Concetta Durso
                          Vice President and Secretary
                First Investors Multi-State Insured Tax Free Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
  [   ] immediately upon filing pursuant to paragraph (b)
  [ x ] on April 30, 1999 pursuant to paragraph (b)
  [   ] 60 days after filing pursuant to paragraph (a)(1)
  [   ] on (date) pursuant to paragraph (a)(1)
  [   ] 75 days after filing pursuant to paragraph (a)(2)
  [   ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
  [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

          Cover Sheet

          Contents of Registration Statement


          Combined Prospectus for First Investors Arizona Fund, First Investors California Fund, First Investors Colorado Fund, and First Investors Oregon Fund, each a series of First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Combined Prospectus for First Investors Georgia Fund, First Investors Maryland Fund, First Investors North Carolina Fund, and First Investors Virginia Fund, each a series of First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Combined Prospectus for First Investors Michigan Fund, First Investors Minnesota Fund, First Investors Missouri Fund, First Investors Ohio Fund, and First Investors Pennsylvania Fund, each a series of First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Combined Prospectus for First Investors New York Insured Tax Free Fund, Inc. and First Investors Connecticut Fund, First Investors Florida Fund, First Investors Massachusetts Fund, and First Investors New Jersey Fund, each a series of First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Combined Prospectus for First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc., and First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Combined Statement of Additional Information for First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc., and First Investors Multi-State Insured Tax Free Fund (the Registrant)

          Part C of Form N-1A

          Signature Page

          Exhibits

[FIRST INVESTORS LOGO]




MULTI-STATE INSURED TAX FREE FUND

       ARIZONA FUND
       CALIFORNIA FUND
       COLORADO FUND
       OREGON FUND

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                   CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

      Multi-State Insured Tax Free Fund

       Arizona Fund
       California Fund
       Colorado Fund
       Oregon Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and when do the Funds price their shares?
      How do I buy shares?
      Which class of shares is best for me?
      How do I sell shares?
      Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?
      What about taxes?
      How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

      Multi-State Insured Tax Free Fund

       Arizona Fund
       California Fund
       Colorado Fund
       Oregon Fund

                                 INTRODUCTION

This prospectus describes four of the seventeen single state insured tax exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                     SINGLE STATE INSURED TAX FREE FUNDS

                                   OVERVIEW

OBJECTIVE:     Each fund of the Multi-State Insured Tax Free Fund (collectively, the "Single State Insured Tax Free Funds" or "Funds") seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:    Each  Fund invests  in municipal  bonds and municipal  securities that pay interest that is exempt from federal income tax, including the AMT, as well as any applicable income tax for residents of a particular state. Each Fund concentrates its investments in municipal bonds issued by a single state. For example, the Arizona Fund invests primarily in Arizona municipal securities, the California Fund invests primarily in California municipal securities, and so on. Each Fund also invests in municipal securities that are issued by U.S. commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. The Funds generally invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors Service, Inc.
               ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more.

PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

               AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        Who should consider buying a Single State Insured Tax Free Fund?

      A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

      . Are seeking a relatively conservative investment which provides a high degree of credit quality,

      . Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

      . Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

      . Have a long-term investment horizon and are able to ride out market cycles.

      The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                  ARIZONA FUND


                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 8.03% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.24% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                          Inception         Class B Shares
                  1 Year*    5 Years*     Class A Shares    (1/12/95)

ARIZONA FUND
Class A Shares+   (0.48)%      4.47%       7.11%             N/A
Class B Shares     1.33        N/A         N/A               7.54%
Lehman Index       6.48        6.21        8.16 ++           9.26**
+   Class A shares commenced operations on 11/1/90.
++ The average annual total return shown is for the period 10/31/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                CALIFORNIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.57% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.57% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                                            Class B Shares
                        1 Year*     5 Years*    10 Years*   (1/12/95)

CALIFORNIA FUND
Class A Shares         (0.35)%       4.73%       7.46%       N/A
Class B Shares         1.40          N/A         N/A         7.67%
Lehman Index           6.48          6.21        8.21        9.26**
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 COLORADO FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.79% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.51% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                          Inception         Class B Shares
                  1 Year*     5 Years*    Class A Shares    (1/12/95)

COLORADO FUND
Class A Shares+   (0.40)%      4.89%       6.77%             N/A
Class B Shares     1.48        N/A         N/A               7.84%
Lehman Index       6.48        6.21        7.62++            9.26**
+   Class A shares commenced operations on 5/4/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  OREGON FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.85% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                          Inception         Class B Shares
                  1 Year*     5 Years*    Class A Shares    (1/12/95)

OREGON FUND
Class A Shares+   (0.37)%       .59%       6.04%             N/A
Class B Shares     1.55        N/A         N/A               7.72%
Lehman Index       6.48        6.21        7.62++            9.26**
+   Class A shares commenced operations on 5/4/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

   What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                               DISTRIBUTION                      TOTAL         FEE WAIVERS
                                               AND SERVICE                    ANNUAL FUND    AND/OR EXPENSE
                               MANAGEMENT        (12B-1)         OTHER         OPERATING      ASSUMPTIONS         NET
                                 FEES(1)         FEES(2)       EXPENSES(3)    EXPENSES(4)       (1), (3)      EXPENSES(4)
                               ----------      ------------    -----------    -----------    --------------   -----------

ARIZONA FUND
Class A Shares                    0.75%         0.20%             0.20%         1.15%          0.65%            0.50%
Class B Shares                    0.75          1.00              0.20          1.95           0.65             1.30


CALIFORNIA FUND
Class A Shares                    0.75%         0.20%             0.22%         1.17%          0.37%            0.80%
Class B Shares                    0.75          1.00              0.22          1.97           0.37             1.60


COLORADO FUND
Class A Shares                    0.75%         0.20%             0.31%         1.26%          0.76%            0.50%
Class B Shares                    0.75          1.00              0.31          2.06           0.76             1.30


OREGON FUND
Class A Shares                    0.75%         0.20%             0.26%         1.21%          0.71%            0.50%
Class B Shares                    0.75          1.00              0.26          2.01           0.71             1.30


(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees as follows: in excess of 0.30% for Arizona Fund; in excess of 0.50% for California Fund; in excess of 0.20% for Colorado Fund; and in excess of 0.30% for Oregon Fund. The Adviser has contractually agreed to waive Management Fees for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.30% for Arizona Fund; in excess of 0.50% for California Fund; in excess of 0.30% for Colorado Fund; and in excess of 0.30% for Oregon Fund.
(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Adviser has contractually agreed with the Multi-State Insured Tax Free Fund to assume the Other Expenses of certain of the Funds for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.0% for Arizona Fund; in excess of 0.10% for California Fund; in excess of 0.0% for Colorado Fund; and in excess of 0.0% for Oregon Fund.
(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                           --------   -----------   ----------   ---------
If you redeem your shares:

ARIZONA FUND
Class A shares               $673        $907       $1,159      $1,881
Class B shares                532         849        1,192       2,014*

CALIFORNIA FUND
Class A shares               $702        $939       $1,195      $1,926
Class B shares                563         883        1,228       2,058*

COLORADO FUND
Class A shares               $673        $929       $1,205      $1,990
Class B shares                532         872        1,238       2,122*

OREGON FUND
Class A shares               $673        $919       $1,184      $1,940
Class B shares                532         862        1,217       2,073*

If you do not redeem your shares:

ARIZONA FUND
Class A shares               $673        $907       $1,159      $1,881
Class B shares                132         549          992       2,014*

CALIFORNIA FUND
Class A shares               $702        $939       $1,195      $1,926
Class B shares                163         583        1,028       2,058*

COLORADO FUND
Class A shares               $673        $929       $1,205      $1,990
Class B shares                132         572        1,038       2,122*

OREGON FUND
Class A shares               $673        $919       $1,184      $1,940
Class B shares                132         562        1,017       2,073*

*Assumes conversion to Class A shares eight years after purchase.

                             THE FUNDS IN DETAIL

What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the Arizona Fund will invest at least 65% of its assets in Arizona bonds, the California Fund will invest at least 65% of its assets in California bonds, and so on. Each Fund may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. In certain cases, the interest paid by a Fund may also be exempt from local taxes.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                               FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.30% of average daily net assets, net of waiver, for Arizona Fund; 0.50% of average daily net assets, net of waiver, for California Fund; 0.20% of average daily net assets, net of waiver, for Colorado Fund; and 0.30% of average daily net assets, net of waiver, for Oregon Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                          BUYING AND SELLING SHARES

                How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                             How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan.
Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                    Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                          Class A Shares

Your investment              Sales Charge as a percentage of
                             -------------------------------
                      offering price        net amount invested

Less than $25,000               6.25%                 6.67%
$25,000-$49,999                 5.75                  6.10
$50,000-$99,999                 5.50                  5.82
$100,000-$249,999               4.50                  4.71
$250,000-$499,999               3.50                  3.63
$500,000-$999,999               2.50                  2.56
$1,000,000 or more                 0*                    0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.


Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                Class B Shares


             Year of Redemption                 CDSC as a Percentage of Purchase
             ------------------                    Price or NAV at  Redemption
                                                         ---------------------

             Within the 1st or 2nd year.........               4%
             Within the 3rd or 4th year.........               3
             In the 5th year....................               2
             In the 6th year....................               1
             Within the 7th year and 8th year...               0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                            How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

      . Contacting your Representative who will place a redemption order for you;

      .     Sending  a  written  redemption   request  to  Administrative   Data
            Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

      . Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

      . Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual.
For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                               ACCOUNT POLICIES

             What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                              What about taxes?

For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                             FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.





                                          MULTI-STATE INSURED TAX FREE FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                  PER SHARE DATA
                             ---------------------------------------------------------------------------------------------


                                              INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                              --------------------------------          -----------------------

                               NET ASSET
                                   VALUE                   NET REALIZED                     NET
                               ---------          NET    AND UNREALIZED    TOTAL FROM   INVEST-         NET       TOTAL
                               BEGINNING   INVESTMENT       GAIN (LOSS)    INVESTMENT      MENT    REALIZED     DISTRI-
                               OF PERIOD       INCOME    ON INVESTMENTS    OPERATIONS    INCOME        GAIN     BUTIONS
--------------------------------------------------------------------------------------------------------------------------

ARIZONA FUND
CLASS A
1/1/94 - 12/31/94............     $13.12        $.663       $(1.397)         $(.734)     $.676         $--      $.676
1/1/95 - 12/31/95............      11.71         .665         1.448           2.113       .673          --       .673
1/1/96 - 12/31/96............      13.15         .664         (.199)           .465       .665          --       .665
1/1/97 - 12/31/97............      12.95         .658          .511           1.169       .659          --       .659
1/1/98 - 12/31/98............      13.46         .657          .155            .812       .652          --       .652
CLASS B
1/12/95* - 12/31/95..........      11.82         .544         1.340           1.884       .554          --       .554
1/1/96 -12/31/96.............      13.15         .565         (.201)           .364       .564          --       .564
1/1/97 - 12/31/97............      12.95         .556          .500           1.056       .556          --       .556
1/1/98 -12/31/98.............      13.45         .549          .155            .704       .544          --       .544

CALIFORNIA FUND
CLASS A
1/1/94 - 12/31/94............     $12.12        $.598       $(1.328)         $(.730)     $.620         $--      $.620
1/1/95 - 12/31/95............      10.77         .580         1.335           1.915       .589        .136       .725
1/1/96 - 12/31/96............      11.96         .576         (.128)           .448       .575        .073       .648
1/1/97 - 12/31/97............      11.76         .569          .534           1.103       .570        .173       .743
1/1/98 - 12/31/98............      12.12         .558          .190            .748       .554        .114       .668
CLASS B
1/12/95* - 12/31/95..........      10.87         .472         1.227           1.699       .483        .136       .619
1/1/96 -12/31/96.............      11.95         .486         (.123)           .363       .480        .073       .553
1/1/97 - 12/31/97............      11.76         .476          .532           1.008       .475        .173       .648
1/1/98 -12/31/98.............      12.12         .458          .184            .642       .458        .114       .572
     *  Date Class B shares were first offered.
    **  Calculated without sales charges.
     +  Annualized.
    ++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.




-----------------------------------------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
                   ----------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++              WAIVED OR ASSUMED
                                                    ----------------         ----------------------

    NET ASSET
        VALUE                                                         NET                         NET     PORTFOLIO
    ---------                        NET ASSETS                INVESTMENT                  INVESTMENT      TURNOVER
       END OF     TOTAL RETURN    END OF PERIOD     EXPENSES       INCOME     EXPENSES         INCOME          RATE
       PERIOD           ** (%)   (IN THOUSANDS)          (%)          (%)          (%)            (%)           (%)
-----------------------------------------------------------------------------------------------------------------------

       $11.71        (5.63)            $8,803          .30          5.52         1.24         4.59               63
        13.15        18.41              8,834          .50          5.27         1.15         4.62               36
        12.95         3.69              8,383          .53          5.17         1.23         4.47               27
        13.46         9.28              9,691          .50          5.03         1.16         4.37               24
        13.62         6.17             10,873          .50          4.88         1.13         4.25               50

        13.15        16.20                173         1.30+         4.62+        1.95+        3.95+              36
        12.95         2.89                289         1.33          4.37         2.03         3.67               27
        13.45         8.36                437         1.30          4.23         1.96         3.57               24
        13.61         5.33                489         1.30          4.08         1.93         3.45               50


       $10.77        (6.10)           $15,335          .97          5.27         1.22         5.02               83
        11.96        18.16             16,547          .90          5.02         1.15         4.77               53
        11.76         3.91             15,558          .84          4.93         1.19         4.58               30
        12.12         9.66             15,601          .80          4.80         1.16         4.44               46
        12.20         6.31             14,614          .80          4.59         1.17         4.22               79

        11.95        15.91                 59         1.74+         4.31+        2.00+        4.04+              53
        11.76         3.16                114         1.63          4.14         1.98         3.79               30
        12.12         8.79                220         1.60          4.00         1.96         3.64               46
        12.19         5.40                479         1.60          3.79         1.97         3.42               79




--------------------------------------------------------------------------------------------------------------------------
                                                                  PER SHARE DATA
                             ---------------------------------------------------------------------------------------------


                                              INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                              --------------------------------          -----------------------

                               NET ASSET
                                   VALUE                   NET REALIZED                     NET
                               ---------          NET    AND UNREALIZED    TOTAL FROM   INVEST-         NET       TOTAL
                               BEGINNING   INVESTMENT       GAIN (LOSS)    INVESTMENT      MENT    REALIZED     DISTRI-
                               OF PERIOD       INCOME    ON INVESTMENTS    OPERATIONS    INCOME        GAIN     BUTIONS
--------------------------------------------------------------------------------------------------------------------------

COLORADO FUND
CLASS A
1/1/94 - 12/31/94............   $12.60          $.631       $(1.351)        $(.720)      $.640         $--        $.640
1/1/95 - 12/31/95............    11.24           .668         1.340          2.008        .668          --         .668
1/1/96 - 12/31/96............    12.58           .642         (.089)          .553        .643          --         .643
1/1/97 - 12/31/97............    12.49           .638          .498          1.136        .636          --         .636
1/1/98 - 12/31/98............    12.99           .644          .152           .796        .636          --         .636
CLASS B
1/12/95* - 12/31/95..........    11.35           .564         1.239          1.803        .573          --         .573
1/1/96 -12/31/96.............    12.58           .547         (.100)          .447        .547          --         .547
1/1/97 - 12/31/97............    12.48           .539          .501          1.040        .540          --         .540
1/1/98 -12/31/98.............    12.98           .538          .160           .698        .528          --         .528

OREGON FUND
CLASS A
1/1/94 - 12/31/94............   $12.29          $.529        $(1.339)       $(.810)      $.610         $--        $.610
1/1/95 - 12/31/95............    10.87           .626          1.289         1.915        .625          --         .625
1/1/96 - 12/31/96............    12.16           .589          (.161)         .428        .588          --         .588
1/1/97 - 12/31/97............    12.00           .582           .582         1.164        .584          --         .584
1/1/98 - 12/31/98............    12.58           .582           .191          .773        .583          --         .583
CLASS B
1/12/95* - 12/31/95..........    10.97           .541          1.182         1.723        .543          --         .543
1/1/96 -12/31/96.............    12.15           .495          (.161)         .334        .494          --         .494
1/1/97 - 12/31/97............    11.99           .485           .573         1.058        .488          --         .488
1/1/98 -12/31/98.............    12.56           .480           .204          .684        .484          --         .484


     *  Date Class B shares were first offered.
    **  Calculated without sales charges.
     +  Annualized.
    ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.




-----------------------------------------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
                   ----------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE         ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++              WAIVED OR ASSUMED
                                                    ----------------         ----------------------

    NET ASSET
        VALUE                                                         NET                         NET     PORTFOLIO
    ---------                        NET ASSETS                INVESTMENT                  INVESTMENT      TURNOVER
       END OF     TOTAL RETURN    END OF PERIOD     EXPENSES       INCOME     EXPENSES         INCOME          RATE
       PERIOD           ** (%)   (IN THOUSANDS)          (%)          (%)          (%)            (%)           (%)
-----------------------------------------------------------------------------------------------------------------------

       $11.24        (5.77)            $3,110          .20          5.41         1.43         4.18              108
        12.58        18.25              3,525          .20          5.54         1.32         4.42               45
        12.49         4.57              3,466          .38          5.20         1.40         4.17               20
        12.99         9.37              3,424          .40          5.07         1.29         4.18               39
        13.15         6.27              3,571          .40          4.96         1.26         4.10               25

        12.58        16.18                131         1.00+         4.90+        2.12+        3.75+              45
        12.48         3.68                241         1.19          4.39         2.21         3.36               20
        12.98         8.55                370         1.20          4.27         2.09         3.38               39
        13.15         5.48                374         1.20          4.16         2.06         3.30               25


       $10.87        (6.65)            $4,696          .20          5.36         1.39         4.17              135
        12.16        17.99              6,840          .20          5.36         1.23         4.33               36
        12.00         3.68              9,917          .46          4.97         1.26         4.16               21
        12.58         9.97             11,800          .50          4.78         1.20         4.11               32
        12.77         6.29             13,038          .50          4.62         1.20         3.92               27

        12.15        16.00                342         1.00+         4.72+        2.03+        3.65+              36
        11.99         2.87                568         1.26          4.17         2.07         3.36               21
        12.56         9.03                752         1.30          3.98         2.00         3.31               32
        12.76         5.55              1,040         1.30          3.82         2.00         3.12               27



[FIRST INVESTORS LOGO]

MULTI-STATE INSURED TAX FREE FUND

       ARIZONA FUND
       CALIFORNIA FUND
       COLORADO FUND
       OREGON FUND


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER   MANUAL:   The   Shareholder   Manual   provides   more  detailed
information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                            (Investment Company Act File No.:
                                            First Investors Multi-State Insured
                                            Tax Free Fund 811-4623)

[FIRST INVESTORS LOGO]



MULTI-STATE INSURED TAX FREE FUND


       GEORGIA FUND
       MARYLAND FUND
       NORTH CAROLINA FUND
       VIRGINIA FUND



      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                   CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

      Multi-State Insured Tax Free Fund

       Georgia Fund
       Maryland Fund
       North Carolina Fund
       Virginia Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and when do the Funds price their shares?
      How do I buy shares?
      Which class of shares is best for me?
      How do I sell shares?
      Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?
      What about taxes?
      How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

      Multi-State Insured Tax Free Fund

      Georgia Fund
      Maryland Fund
      North Carolina Fund
      Virginia Fund

                                 INTRODUCTION

This prospectus describes four of the seventeen single state insured tax exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                     SINGLE STATE INSURED TAX FREE FUNDS

                                   OVERVIEW

OBJECTIVE:     Each fund of the Multi-State Insured Tax Free Fund (collectively, the "Single State Insured Tax Free Funds" or "Funds") seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:    Each  Fund  invests in municipal  bonds and municipal  securities that pay interest that is exempt from federal income tax, including the AMT, as well as any applicable income tax for residents of a particular state. Each Fund concentrates its investments in municipal bonds issued by a single state. For example, the Georgia Fund invests primarily in Georgia municipal securities, the Maryland Fund invests primarily in Maryland municipal securities, and so on. Each Fund also invests in municipal securities that are issued by U.S. commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. The Funds generally invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors Service, Inc.
               ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more.

PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

               AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

      Who should consider buying a Single State Insured Tax Free Fund?

      A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

      o Are seeking a relatively conservative investment which provides a high degree of credit quality,

      o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

      o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

      o Have a long-term investment horizon and are able to ride out market cycles.

      The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

      How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                  GEORGIA FUND




                     [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.19% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                              Inception
                                        Inception             Class B Shares
                  1 Year   *5 Years*    Class A  Shares       (1/12/95)

GEORGIA FUND
Class A Shares+   (0.58)%    5.12%       6.74%                N/A
Class B Shares     1.23      N/A         N/A                  7.79%
Lehman Index       6.48      6.21        7.62++               9.26**
+  Class A shares commenced operations on 5/1/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/98.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 MARYLAND FUND

                     [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.02% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.79% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                        Inception           Class B Shares
                  1 Year   *5 Years*    Class A Shares      (1/12/95)

MARYLAND FUND
Class A Shares+   (0.30)%    4.61%       6.94%                   N/A
Class B Shares     1.54      N/A         N/A                     7.50%
Lehman Index       6.48      6.21        8.32++                  9.26**
+  Class A shares commenced operations on 10/8/90.
++ The  average  annual  total  return  shown  is  for  the  period  9/30/90  to
   12/31/98.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                              NORTH CAROLINA FUND

                     [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.85% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.89% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                              Inception
                                            Inception         Class B Shares
                     1 Year    *5 Years*    Class A Shares    (1/12/95)

NORTH CAROLINA FUND
Class A Shares+      0.08%       4.76%       6.26%              N/A
Class B Shares       1.83        N/A         N/A               7.86%
Lehman Index         6.48        6.21        7.62++            9.26**
+   Class A shares commenced operations on 5/4/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 VIRGINIA FUND

                     [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.27% (for the quarter ended March 31, 1995), and the lowest quarterly return was -7.82% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                            Inception
                                          Inception         Class B Shares
                  1 Year*     5 Years*    Class A Shares    (1/12/95)

VIRGINIA FUND
Class A Shares+   (0.91)%      4.30%       6.82%             N/A
Class B Shares     0.76        N/A         N/A               7.13%
Lehman Index       6.48        6.21        8.27++            9.26**
+   Class A shares commenced operations on 4/30/90.
++ The average annual total return shown is for the period 4/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average  annual total return shown is for the period 1/1/95 to 12/31/98.

      What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  ------          ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                               DISTRIBUTION                       TOTAL         FEE WAIVERS
                                               AND SERVICE                     ANNUAL FUND    AND/OR EXPENSE
                               MANAGEMENT        (12B-1)          OTHER         OPERATING      ASSUMPTIONS        NET
                                 FEES(1)         FEES(2)       EXPENSES(3)     EXPENSES(4)       (1),(3)       EXPENSES(4)
                               ---------       ------------    -----------     -----------       --------      -----------
GEORGIA FUND
Class A Shares                    0.75%         0.20%             0.28%         1.23%             0.73%          0.50%
Class B Shares                    0.75          1.00              0.28          2.03              0.73           1.30


MARYLAND FUND
Class A Shares                    0.75%         0.20%             0.23%         1.18%            0.68%           0.50%
Class B Shares                    0.75          1.00              0.23          1.98             0.68            1.30


NORTH CAROLINA FUND
Class A Shares                    0.75%         0.20%             0.20%         1.15%            0.65%           0.50%
Class B Shares                    0.75          1.00              0.20          1.95%            0.65            1.30


VIRGINIA FUND
Class A Shares                    0.75%         0.20%             0.20%         1.15%            0.35%           0.80%
Class B Shares                    0.75          1.00              0.20          1.95             0.35            1.60


(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees as follows: in excess of 0.20% for Georgia Fund; in excess of 0.30% for Maryland Fund; in excess of 0.20% for North Carolina Fund; and in excess of 0.50% for Virginia Fund. The Adviser has contractually agreed to waive Management Fees for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.30% for Georgia Fund; in excess of 0.30% for Maryland Fund; in excess of 0.30% for North Carolina Fund; and in excess of 0.50% for Virginia Fund.

(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Adviser has contractually agreed with the Multi-State Insured Tax Free Fund to assume the Other Expenses of certain of the Funds for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.0% for Georgia Fund; in excess of 0.0% for Maryland Fund; in excess of 0.0% for North Carolina Fund; and in excess of 0.10% for Virginia Fund.
(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS

If you redeem your shares:

GEORGIA FUND
Class A shares                             $673             $923             $1,192            $1,960
Class B shares                              532              866              1,226             2,093*

MARYLAND FUND
Class A shares                             $673             $913             $1,172            $1,911
Class B shares                              532              856              1,205             2,043*

NORTH CAROLINA FUND
Class A shares                             $673             $907             $1,159            $1,881
Class B shares                              532              849              1,192             2,014*

VIRGINIA FUND
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                              563              878              1,220             2,039*

If you do not redeem your shares:

GEORGIA FUND
Class A shares                             $673             $923             $1,192            $1,960
Class B shares                              132              566              1,026             2,093*

MARYLAND FUND
Class A shares                             $673             $913             $1,172            $1,911
Class B shares                              132              556              1,005             2,043*

NORTH CAROLINA FUND
Class A shares                             $673             $907             $1,159            $1,881
Class B shares                              132              549                992             2,014*

VIRGINIA FUND
Class A shares                             $702             $935             $1,187            $1,906
Class B shares                              163              578              1,020             2,039*

*Assumes conversion to Class A shares eight years after purchase.

                             THE FUNDS IN DETAIL

 What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the Georgia Fund will invest at least 65% of its assets in Georgia bonds, the Maryland Fund will invest at least 65% of its assets in Maryland bonds, and so on. Each Fund may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. In certain cases, the interest paid by a Fund may also be exempt from local taxes.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                               FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.20% of average daily net assets, net of waiver, for Georgia Fund; 0.30% of average daily net assets, net of waiver, for Maryland Fund; 0.20% of average daily net assets, net of waiver, for North Carolina Fund; and 0.50% of average daily net assets, net of waiver, for Virginia Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                             How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan.
Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                    Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                              Class A Shares

Your investment                Sales Charge as a percentage of
                               -------------------------------
                         offering price        net amount invested

Less than $25,000            6.25%                    6.67%
$25,000-$49,999              5.75                     6.10
$50,000-$99,999              5.50                     5.82
$100,000-$249,999            4.50                     4.71
$250,000-$499,999            3.50                     3.63
$500,000-$999,999            2.50                     2.56
$1,000,000 or more              0*                       0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


                                 Class B Shares


             Year of                            CDSC as a Percentage of Purchase
             Redemption                            Price or NAV at Redemption
             ----------                                  --------------------

             Within the 1st or 2nd year.........               4%
             Within the 3rd or 4th year.........               3
             In the 5th year....................               2
             In the 6th year....................               1
             Within the 7th year and 8th year...               0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                            How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

      o Contacting your Representative who will place a redemption order for you;

      o   Sending  a  written  redemption   request  to  Administrative   Data
            Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

      o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

      o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual.
For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                               ACCOUNT POLICIES

             What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                              What about taxes?

For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                             FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.




                                            MULTI-STATE INSURED TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                       PER SHARE DATA
                                   ----------------------------------------------------------------------------------------------

                                                   INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                                   ---------------------------------            -----------------------


                                     NET ASSET                   NET REALIZED
                                         VALUE         NET                AND   TOTAL FROM       NET
                                     ---------     INVEST-         UNREALIZED      INVEST-   INVEST-        NET       TOTAL
                                     BEGINNING        MENT     GAIN (LOSS) ON         MENT      MENT   REALIZED     DISTRI-
                                     OF PERIOD      INCOME        INVESTMENTS   OPERATIONS    INCOME       GAIN     BUTIONS
---------------------------------------------------------------------------------------------------------------------------------

GEORGIA FUND
CLASS A
1/1/94 - 12/31/94.................      $12.49        $.584       $(1.165)       $(.581)      $.579         $--     $.579
1/1/95 - 12/31/95.................       11.33         .653         1.387         2.040        .650          --      .650
1/1/96 - 12/31/96.................       12.72         .639         (.161)         .478        .648          --      .648
1/1/97 - 12/31/97.................       12.55         .639          .578         1.217        .637          --      .637
1/1/98 - 12/31/98.................       13.13         .645          .135          .780        .640          --      .640
CLASS B
1/12/95* - 12/31/95...............       11.42         .529         1.303         1.832        .542          --      .542
1/1/96 -12/31/96..................       12.71         .563         (.183)         .380        .550          --      .550
1/1/97 - 12/31/97.................       12.54         .524          .584         1.108        .538          --      .538
1/1/98 -12/31/98..................       13.11         .539          .133          .672        .532          --      .532

MARYLAND  FUND
CLASS A
1/1/94 - 12/31/94.................      $13.15        $.644       $(1.373)       $(.729)      $.651         $--     $.651
1/1/95 - 12/31/95.................       11.77         .668         1.348         2.016        .666          --      .666
1/1/96 - 12/31/96.................       13.12         .650         (.235)         .415        .655          --      .655
1/1/97 - 12/31/97.................       12.88         .652          .549         1.201        .651          --      .651
1/1/98 - 12/31/98.................       13.43         .651          .186          .837        .647          --      .647
CLASS B
1/12/95* - 12/31/95...............       11.85         .561         1.279         1.840        .570          --      .570
1/1/96 -12/31/96..................       13.12         .555         (.249)         .306        .556          --      .556
1/1/97 - 12/31/97.................       12.87         .551          .556         1.107        .547          --      .547
1/1/98 -12/31/98..................       13.43         .543          .186          .729        .539          --      .539



*       Date Class B shares were first offered.
**      Calculated without sales charges.
+       Annualized.
++      Net of expenses waived or assumed by the investment adviser and/or the transfer agent.




------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                   -----------------------------------------------------------------------------------------------------


                                                                                RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++               WAIVED OR ASSUMED
                                                 ---------------------         ----------------------

    NET ASSET
        VALUE                                                          NET                         NET     PORTFOLIO
    ---------                         NET ASSETS                INVESTMENT                  INVESTMENT      TURNOVER
       END OF    TOTAL RETURN      END OF PERIOD    EXPENSES        INCOME     EXPENSES         INCOME          RATE
       PERIOD          ** (%)     (IN THOUSANDS)         (%)           (%)          (%)            (%)           (%)
------------------------------------------------------------------------------------------------------------------------





       $11.33        (4.69)            $2,065          .20          4.99         1.93         3.26               78
        12.72        18.40              3,047          .20          5.41         1.42         4.20               45
        12.55         3.94              3,269          .38          5.17         1.44         4.11               37
        13.13        10.00              3,152          .40          5.03         1.33         4.10               21
        13.27         6.08              3,162          .40          4.92         1.20         4.12               36

        12.71        16.34                 97         1.00+         4.61+        2.22+        3.40+              45
        12.54         3.13                151         1.19          4.36         2.25         3.30               37
        13.11         9.07                203         1.20          4.23         2.13         3.30               21
        13.25         5.23                250         1.20          4.12         2.00         3.32               36


       $11.77        (5.59)            $6,904          .45          5.27         1.34         4.37               44
        13.12        17.50              8,666          .48          5.32         1.24         4.55               49
        12.88         3.33             10,118          .51          5.10         1.24         4.37               13
        13.43         9.59             10,705          .50          5.01         1.18         4.33               35
        13.62         6.38             11,280          .50          4.84         1.16         4.18               33

        13.12        15.82                423         1.38+         4.42+        2.19+        3.61+              49
        12.87         2.45              1,021         1.31          4.30         2.05         3.57               13
        13.43         8.81              1,782         1.30          4.21         1.98         3.53               35
        13.62         5.54              2,215         1.30          4.04         1.96         3.38               33






---------------------------------------------------------------------------------------------------------------------------------
                                                                        PER SHARE DATA
                                      -------------------------------------------------------------------------------------------


                                                      INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS FROM
                                                      ---------------------------------        -----------------------


                                                                 NET REALIZED
                                         NET ASSET                        AND
                                             VALUE        NET      UNREALIZED    TOTAL FROM       NET
                                         ---------    INVEST-     GAIN (LOSS)       INVEST-   INVEST-         NET      TOTAL
                                         BEGINNING       MENT              ON          MENT      MENT    REALIZED    DISTRI-
                                         OF PERIOD     INCOME     INVESTMENTS    OPERATIONS    INCOME        GAIN    BUTIONS
---------------------------------------------------------------------------------------------------------------------------------


NORTH CAROLINA FUND
CLASS A

1/1/94 - 12/31/94.................          $12.28      $.594       $(1.380)      $(.786)     $.594        $--      $.594
1/1/95 - 12/31/95.................           10.90       .608         1.391        1.999       .609         --       .609
1/1/96 - 12/31/96.................           12.29       .590         (.159)        .431       .591         --       .591
1/1/97 - 12/31/97.................           12.13       .597          .530        1.127       .597         --       .597
1/1/98 - 12/31/98.................           12.66       .593          .239         .832       .592         --       .592
CLASS B
1/12/95* - 12/31/95...............           10.99       .492         1.307        1.799       .499         --       .499
1/1/96 -12/31/9...................           12.29       .496         (.161)        .335       .495         --       .495
1/1/97 - 12/31/97.................           12.13       .497          .534        1.031       .501         --       .501
1/1/98 -12/31/98..................           12.66       .491          .233         .724       .484         --       .484

VIRGINIA FUND
CLASS A
1/1/94 - 12/31/94.................          $13.06      $.611       $(1.383)      $(.772)     $.608        $--      $.608
1/1/95 - 12/31/95.................           11.68       .625         1.370        1.995       .629       .036       .665
1/1/96 - 12/31/96.................           13.01       .626         (.195)        .431       .624       .067       .691
1/1/97 - 12/31/97.................           12.75       .615          .504        1.119       .617       .032       .649
1/1/98 - 12/31/98.................           13.22       .612          .123         .735       .603       .092       .695
CLASS B
1/12/95* - 12/31/95...............           11.76       .510         1.286        1.796       .520       .036       .556
1/1/96 -12/31/96..................           13.00       .525         (.194)        .331       .524       .067       .591
1/1/97 -12/31/97..................           12.74       .513          .505        1.018       .516       .032       .548
1/1/98 -12/31/98..................           13.21       .505          .112         .617       .495       .092       .587


*       Date Class B shares were first offered.
**      Calculated without sales charges.
+       Annualized.
++      Net of expenses waived or assumed by the investment adviser and/or the transfer agent.





-----------------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
                   ----------------------------------------------------------------------------------------------------

                                                                              RATIO TO AVERAGE NET
                                                    RATIO TO AVERAGE          ASSETS BEFORE EXPENSES
                                                     NET ASSETS ++               WAIVED OR ASSUMED
                                                    ----------------          ----------------------

    NET ASSET
        VALUE                                                          NET                       NET     PORTFOLIO
    ---------                         NET ASSETS                INVESTMENT                INVESTMENT      TURNOVER
       END OF     TOTAL RETURN     END OF PERIOD     EXPENSES       INCOME    EXPENSES        INCOME          RATE
       PERIOD            **(%)    (IN THOUSANDS)          (%)          (%)         (%)           (%)           (%)
-----------------------------------------------------------------------------------------------------------------------




       $10.90        (6.45)            $3,872           .20         5.22         1.44         3.99               61
        12.29        18.72              4,984           .20         5.18         1.36         4.03               76
        12.13         3.68              5,822           .38         4.94         1.31         4.02               43
        12.66         9.56              6,697           .40         4.87         1.23         4.04               30
        12.90         6.72              8,297           .40         4.68         1.13         3.95               54

        12.29        16.65                 75          1.00+        4.38+        2.16+        3.23+              76
        12.13         2.85                134          1.20         4.12         2.12         3.20               43
        12.66         8.71                185          1.20         4.07         2.03         3.24               30
        12.90         5.83                246          1.20         3.88         1.93         3.15               54


       $11.68        (5.97)           $22,325           .85         5.01         1.20         4.66               55
        13.01        17.42             25,193           .81         5.01         1.16         4.66               34
        12.75         3.47             21,047           .79         4.93         1.20         4.52               30
        13.22         9.03             22,136           .80         4.78         1.16         4.42               10
        13.26         5.69             23,423           .80         4.62         1.14         4.28               26

        13.00        15.53                991          1.66+        4.16+        2.02+        3.80+              34
        12.74         2.66              1,166          1.59         4.13         2.00         3.72               30
        13.21         8.19              1,390          1.60         3.98         1.96         3.62               10
        13.24         4.76              1,484          1.60         3.82         1.94         3.48               26




[FIRST INVESTORS LOGO]

MULTI-STATE INSURED TAX FREE FUND

      GEORGIA FUND
      MARYLAND FUND
      NORTH CAROLINA FUND
      VIRGINIA FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER   MANUAL:   The   Shareholder   Manual   provides   more  detailed
information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                             (Investment Company Act File No.:
                                             First Investors Multi-State Insured
                                             Tax Free Fund 811-4623)

[FIRST INVESTORS LOGO]



MULTI-STATE INSURED TAX FREE FUND

         MICHIGAN FUND
         MINNESOTA FUND
         MISSOURI FUND
         OHIO FUND
         PENNSYLVANIA FUND


        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

        Multi-State Insured Tax Free Fund

         Michigan Fund
         Minnesota Fund
         Missouri Fund
         Ohio Fund
         Pennsylvania Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

        How and when do the Funds price their shares?
        How do I buy shares?
        Which class of shares is best for me?
        How do I sell shares?
        Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

        What about dividends and capital gain distributions?
        What about taxes?
        How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

        Multi-State Insured Tax Free Fund

         Michigan Fund
         Minnesota Fund
         Missouri Fund
         Ohio Fund
         Pennsylvania Fund

                                  INTRODUCTION

This prospectus describes five of the seventeen single state insured tax exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                       SINGLE STATE INSURED TAX FREE FUNDS

                                    OVERVIEW

OBJECTIVE:        Each   fund  of  the   Multi-State   Insured   Tax  Free  Fund
                  (collectively,  the "Single  State  Insured Tax Free Funds" or
                  "Funds") seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:       Each Fund invests in municipal bonds and municipal  securities that pay  interest  that is exempt  from  federal  income tax, including  the AMT, as well as any  applicable  income tax for residents of a particular  state.  Each Fund  concentrates its investments in municipal  bonds issued by a single state.  For example,  the  Michigan  Fund  invests  primarily  in Michigan municipal securities,  the Minnesota Fund invests primarily in
                  Minnesota  municipal  securities,  and so on. Each Fund, other than the Minnesota Fund, also invests in municipal  securities
                  that  are  issued  by  U.S.   commonwealths,   possessions  or
                  territories  as long as they  do not  produce  income  that is subject to state income tax. The  Minnesota  Fund only invests in  Minnesota  obligations.  The  Funds  generally  invest  in municipal  bonds  which are  insured  as to timely  payment of interest and principal by independent insurance companies that
                  are  rated  in  the  top  rating   category  by  a  nationally
                  recognized  rating  organization,  such as  Moody's  Investors
                  Service, Inc. ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more.

PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN A FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        Who should consider buying a Single State Insured Tax Free Fund?

                  A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                  o Are seeking a relatively conservative investment which provides a high degree of credit quality,

                  o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

                  o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

                  o Have a long-term investment horizon and are able to ride out market cycles.

                  The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                 MICHIGAN FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.50% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.94% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*       5 Years*       10 Years*     (1/12/95)

MICHIGAN FUND
Class A Shares        (1.00)%       4.25%          7.48%         N/A
Class B Shares        0.73          N/A            N/A           7.17%
Lehman Index          6.48          6.21           8.21          9.26**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 MINNESOTA FUND


                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 6.88% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.56% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*       5 Years*       10 Years*     (1/12/95)

MINNESOTA FUND
Class A Shares        (0.44)%       4.02%          6.78%         N/A
Class B Shares        1.37          N/A            N/A           6.82%
Lehman Index          6.48          6.21           8.21          9.26**
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 MISSOURI FUND


                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.76% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                  Inception
                                                Inception         Class B Shares
                      1 Year*      5 Years*     Class A Shares    (1/12/95)

MISSOURI FUND
Class A Shares+       (0.06)%      4.78%        6.54%             N/A
Class B Shares        1.71         N/A          N/A               7.76%
Lehman Index          6.48         6.21         7.62++            9.26**
+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                   OHIO FUND


                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.51% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.77% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*       5 Years*       10 Years*     (1/12/95)

OHIO FUND
Class A Shares        (1.34)%       4.30%          7.37%         N/A
Class B Shares        0.46          N/A            N/A           7.08%
Lehman Index          6.48          6.21           8.21          9.26**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                               PENNSYLVANIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.90% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                               Inception         Class B Shares
                      1 Year*     5 Years*     Class A Shares    (1/12/95)

PENNSYLVANIA FUND
Class A Shares+       (1.38)%     4.29%        6.92%             N/A
Class B Shares        0.39        N/A          N/A               7.25%
Lehman Index          6.48        6.21         8.27++            9.26**
+   Class A shares commenced operations on 4/30/90.
++  The average annual total return shown is for the period 4/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

   What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                             Class A    Class B
                                                             Shares     Shares
                                                             -------    -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)....................  6.25%       None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).............................  None*       4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                        DISTRIBUTION                  TOTAL      FEE WAIVERS
                                        AND SERVICE                ANNUAL FUND     AND/OR
                          MANAGEMENT      (12B-1)       OTHER       OPERATING      EXPENSE         NET
                           FEES(1)       FEES (2)    EXPENSES(3)   EXPENSES(4)   ASSUMPTIONS    EXPENSES(4)
                          --------      ---------    -----------   -----------    (1), (3)      -----------
                                                                                  --------
MICHIGAN FUND
Class A Shares              0.75%       0.20%         0.19%        1.14%         0.25%          0.89%
Class B Shares              0.75        1.00          0.19         1.94          0.25           1.69


MINNESOTA FUND
Class A Shares              0.75%       0.20%         0.30%        1.25%         0.75%          0.50%
Class B Shares              0.75        1.00          0.30         2.05          0.75           1.30


MISSOURI FUND
Class A Shares              0.75%       0.20%         0.38%        1.33%         0.83%          0.50%
Class B Shares              0.75        1.00          0.38         2.13          0.83           1.30


OHIO FUND
Class A Shares              0.75%       0.20%         0.25%        1.20%         0.40%          0.80%
Class B Shares              0.75        1.00          0.25         2.00          0.40           1.60


PENNSYLVANIA FUND
Class A Shares              0.75%       0.20%         0.16%        1.11%         0.25%          0.86%
Class B Shares              0.75        1.00          0.16          1.91         0.25           1.66



(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees as follows: in excess of 0.50% for Michigan Fund; in excess of 0.30% for Minnesota Fund; in excess of 0.20% for Missouri Fund; in excess of 0.50% for Ohio Fund; and in excess of 0.50% for Pennsylvania Fund. The Adviser has contractually agreed to waive Management Fees for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.50% for Michigan Fund; in excess of 0.30% for Minnesota Fund; in excess of 0.30% for Missouri Fund; in excess of 0.50% for Ohio Fund; and in excess of 0.50% for Pennsylvania Fund.
(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Adviser has contractually agreed with the Multi-State Insured Tax Free Fund to assume the Other Expenses of certain of the Funds for a period of twelve months commencing on May 1, 1999 as follows: in excess of 0.0% for Minnesota Fund; in excess of 0.0% for Missouri Fund; and in excess of 0.10% for Ohio Fund.
(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                             ONE YEAR     THREE YEARS   FIVE YEARS     TEN YEARS

If you redeem your shares:

MICHIGAN FUND
Class A shares                 $710          $941         $1,191         $1,904
Class B shares                  572           885          1,224          2,036*

MINNESOTA FUND
Class A shares                 $673          $927         $1,201         $1,980
Class B shares                  532           870          1,234          2,113*

MISSOURI FUND
Class A shares                 $673          $943         $1,234         $2,058
Class B shares                  532           887          1,268          2,191*

OHIO FUND
Class A shares                 $702          $945         $1,207         $1,955
Class B shares                  563           889          1,241          2,088*

PENNSYLVANIA FUND
Class A shares                 $707          $933         $1,176         $1,871
Class B shares                  569           876          1,208          2,004*

If you do not redeem your shares:

MICHIGAN FUND
Class A shares                 $710          $941         $1,191         $1,904
Class B shares                  172           585          1,024          2,036*

MINNESOTA FUND
Class A shares                 $673          $927         $1,201         $1,980
Class B shares                  132           570          1,034          2,113*

MISSOURI FUND
Class A shares                 $673          $943         $1,234         $2,058
Class B shares                  132           587          1,068          2,191*

OHIO FUND
Class A shares                 $702          $945         $1,207         $1,955
Class B shares                  163           589          1,041          2,088*

PENNSYLVANIA FUND
Class A shares                 $707          $933         $1,176         $1,871
Class B shares                  169           576          1,008          2,004*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUNDS IN DETAIL

     What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the Michigan Fund will invest at least 65% of its assets in Michigan bonds, the Minnesota Fund will invest at least 65% of its assets in Minnesota bonds, and so on. Each Fund, other than the Minnesota Fund, may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. The Minnesota Fund invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.50% of average daily net assets, net of waiver, for Michigan Fund; 0.30% of average daily net assets, net of waiver, for Minnesota Fund; 0.20% of average daily net assets, net of waiver, for Missouri Fund; 0.50% of average daily net assets, net of waiver, for Ohio Fund; and 0.50% of average daily net assets, net of waiver, for Pennsylvania Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                               Class A Shares

Your investment                Sales Charge as a percentage of
                               -------------------------------
                          offering price            net amount invested

Less than $25,000              6.25%                     6.67%
$25,000-$49,999                5.75                      6.10
$50,000-$99,999                5.50                      5.82
$100,000-$249,999              4.50                      4.71
$250,000-$499,999              3.50                      3.63
$500,000-$999,999              2.50                      2.56
$1,000,000 or more                0*                        0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                             Class B Shares

         Year of Redemption                    CDSC as a Percentage of Purchase
         ------------------                      Price or NAV at Redemption
                                                 --------------------------
         Within the 1st or 2nd year..........                   4%
         Within the 3rd or 4th year..........                   3
         In the 5th year.....................                   2
         In the 6th year.....................                   1
         Within the 7th year and 8th year....                   0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.
Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

        o Contacting your Representative who will place a redemption order for you;

        o  Sending  a  written   redemption   request  to  Administrative   Data
           Management  Corp.,  ("ADM")  at  581  Main  Street,   Woodbridge,  NJ
           07095-1198;

        o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

        o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.




                                MULTI-STATE INSURED TAX FREE FUND
---------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        ---------------------------------------------------------------------------


                                   INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                              -------------------------------------------       -------------------------




                                                  NET REALIZED
                        NET ASSET                          AND
                            VALUE                   UNREALIZED    TOTAL FROM    NET INVEST-
                        ---------           NET    GAIN (LOSS)    INVESTMENT           MENT          NET       TOTAL
                     BEGINNING OF    INVESTMENT             ON    OPERATIONS         INCOME     REALIZED     DISTRI-
                           PERIOD        INCOME    INVESTMENTS                                     GAINS     BUTIONS
---------------------------------------------------------------------------------------------------------------------

MICHIGAN  FUND
CLASS A
1/1/94 - 12/31/94......    $12.89         $.612       $(1.423)       $(.811)          $.609          $--       $.609
1/1/95 - 12/31/95......     11.47          .634         1.331         1.965            .635           --        .635
1/1/96 - 12/31/96......     12.80          .627         (.215)         .412            .631         .011        .642
1/1/97 - 12/31/97......     12.57          .610          .535         1.145            .609         .046        .655
1/1/98 - 12/31/98......     13.06          .591          .124          .715            .589         .096        .685
CLASS B
1/12/95* - 12/31/95....     11.57          .528         1.241         1.769            .539           --        .539
1/1/96 -12/31/96.......     12.80          .534         (.229)         .305            .534         .011        .545
1/1/97 - 12/31/97......     12.56          .511          .536         1.047            .511         .046        .557
1/1/98 -12/31/98.......     13.05          .484          .123          .607            .481         .096        .577

MINNESOTA FUND
CLASS A
1/1/94 - 12/31/94......     $11.77        $.592       $(1.282)       $(.690)          $.600          $--       $.600
1/1/95 - 12/31/95......      10.48         .589         1.022         1.611            .591           --        .591
1/1/96 - 12/31/96......      11.50         .592         (.210)         .382            .592           --        .592
1/1/97 - 12/31/97......      11.29         .599          .340          .939            .599           --        .599
1/1/98 - 12/31/98......      11.63         .592          .116          .708            .588           --        .588
CLASS B
1/12/95* - 12/31/95....      10.55         .515          .950         1.465            .515           --        .515
1/1/96 -12/31/96 ......      11.50         .493         (.205)         .288            .498           --        .498
1/1/97 - 12/31/97......      11.29         .508          .341          .849            .509           --        .509
1/1/98 -12/31/98 ......      11.63         .498          .114          .612            .492           --        .492


 *  Date Class B shares were first offered.
**  Calculated without sales charges.
 +  Annualized.
++  Net of expenses  waived or assumed by the  investment  adviser and/or the transfer agent.


---------------------------------------------------------------------------------------------------------------
                                                              RATIOS / SUPPLEMENTAL DATA
                    -----------------------------------------------------------------------------------------

                                                                       RATIO TO AVERAGE NET ASSETS
                                             RATIO TO AVERAGE          BEFORE EXPENSES WAIVED OR
                                               NET ASSETS ++                     ASSUMED
                                        ------------------------       ------------------------------------



NET ASSET
    VALUE                                                       NET                       NET     PORTFOLIO
---------                       NET ASSETS               INVESTMENT                INVESTMENT      TURNOVER
   END OF   TOTAL RETURN     END OF PERIOD   EXPENSES        INCOME    EXPENSES        INCOME          RATE
   PERIOD         ** (%)    (IN THOUSANDS)        (%)           (%)         (%)           (%)           (%)
-----------------------------------------------------------------------------------------------------------

   $11.47         (6.36)         $30,362        .93          5.11        1.18          4.86            60
    12.80         17.47          36,837         .89          5.14        1.14          4.89            45
    12.57          3.37          36,928         .88          5.03        1.13          4.78            43
    13.06          9.37          39,581         .87          4.80        1.12          4.55            32
    13.09          5.60          39,061         .89          4.51        1.13          4.27            20

    12.80         15.55             388        1.76+         4.41+       2.02+         4.15+           45
    12.56          2.49             724        1.69          4.22        1.94          3.97            43
    13.05          8.54           1,018        1.67          4.00        1.92          3.75            32
    13.08          4.73           1,032        1.69          3.71        1.93          3.47            20


   $10.48         (5.93)         $7,375         .65          5.40        1.29          4.76            34
    11.50         15.68           8,162         .65          5.29        1.31          4.63            53
    11.29          3.47           8,304         .56          5.27        1.31          4.52            49
    11.63          8.57           8,231         .50          5.27        1.21          4.56            15
    11.75          6.23           8,346         .50          5.08        1.23          4.35            22

    11.50         14.13              .1        1.45+         4.64+       2.11+         3.96+           53
    11.29          2.61              41        1.40          4.44        2.14          3.69            49
    11.63          7.71              44        1.30          4.47        2.01          3.76            15
    11.75          5.37              47        1.30          4.28        2.03          3.55            22




---------------------------------------------------------------------------------------------------------------------------------
                                                                       PER SHARE DATA
                                   ----------------------------------------------------------------------------------------------


                                                   INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS FROM
                                                   ---------------------------------                -----------------------





                                                                   NET REALIZED
                                        NET ASSET                  AND                              NET
                                        VALUE        NET           UNREALIZED       TOTAL FROM    INVEST-     NET        TOTAL
                                        BEGINNING    INVESTMENT    GAIN (LOSS)      INVESTMENT    MENT        REALIZED  DISTRI-
                                        OF PERIOD    INCOME        ON INVESTMENTS   OPERATIONS    INCOME      GAIN      BUTIONS
---------------------------------------------------------------------------------------------------------------------------------

MISSOURI  FUND
CLASS A
1/1/94 - 12/31/94.................      $12.50        $.617        $(1.384)        $(.767)         $.613       $--     $.613
1/1/95 - 12/31/95.................       11.12         .662          1.356          2.018           .668        --      .668
1/1/96 - 12/31/96.................       12.47         .637          (.180)          .457           .637        --      .637
1/1/97 - 12/31/97.................       12.29         .638           .490          1.128           .638        --      .638
1/1/98 - 12/31/98.................       12.78         .634           .188           .822           .632        --      .632
CLASS B
1/12/95* - 12/31/95...............       11.22         .548          1.260          1.808           .548        --      .548
1/1/96 -12/31/96..................       12.48         .538          (.189)          .349           .539        --      .539
1/1/97 - 12/31/97.................       12.29         .537           .494          1.031           .541        --      .541
1/1/98 -12/31/98..................       12.78         .528           .187           .715           .525        --      .525

OHIO FUND
CLASS A
1/1/94 - 12/31/94.................       $12.66       $.613        $(1.353)      $(.740)           $.620       $--     $.620
1/1/95 - 12/31/95.................        11.30        .615          1.306        1.921            .619        .092     .711
1/1/96 - 12/31/96.................        12.51        .605          (.097)        .508            .609        .059     .668
1/1/97 - 12/31/97.................        12.35        .607           .430        1.037            .606        .071     .677
1/1/98 - 12/31/98.................        12.71        .614           .040         .654            .597        .067     .664
CLASS B
1/12/95* - 12/31/95...............        11.40        .503          1.212        1.715            .513        .092     .605
1/1/96 -12/31/96..................        12.51        .507          (.095)        .412            .513        .059     .572
1/1/97 - 12/31/97.................        12.35        .507           .424         .931            .510        .071     .581
1/1/98 -12/31/98..................        12.70        .495           .061         .556            .489        .067     .556

PENNSYLVANIA  FUND
CLASS A
1/1/94 - 12/31/94.................       $13.16       $.627        $(1.447)      $(.820)          $.630        $--     $.630
1/1/95 - 12/31/95.................        11.71        .638          1.463        2.101            .635        .036     .671
1/1/96 - 12/31/96.................        13.14        .622          (.197)        .425            .627        .028     .655
1/1/97 - 12/31/97.................        12.91        .624           .523        1.147            .624        .153     .777
1/1/98 - 12/31/98.................        13.28        .642           .038         .680            .605        .095     .700
CLASS B
1/12/95* - 12/31/95...............        11.81        .539          1.376        1.915            .549        .036     .585
1/1/96 -12/31/96..................        13.14        .529          (.201)        .328            .530        .028     .558
1/1/97 -12/31/97..................        12.91        .526           .510        1.036            .523        .153     .676
1/1/98 -12/31/98..................        13.27        .533           .039         .572            .497        .095     .592



*       Date Class B shares were first offered.
**      Calculated without sales charges.
+       Annualized.
++      Net of expenses waived or assumed by the investment adviser and/or the transfer agent.




---------------------------------------------------------------------------------------------------------------
                                                              RATIOS/SUPPLEMENTAL DATA
                    -------------------------------------------------------------------------------------------

                                                                      RATIO TO AVERAGE NET ASSETS
                                         RATIO TO AVERAGE             BEFORE EXPENSES WAIVED OR
                                           NET ASSETS ++                        ASSUMED
                                         ----------------             ---------------------------


  NET ASSET
      VALUE                    NET ASSETS                  NET                   NET       PORTFOLIO
  ---------          TOTAL     END OF                   INVESTMENT            INVESTMENT   TURNOVER
     END OF         RETURN     PERIOD (IN    EXPENSES     INCOME    EXPENSES    INCOME       RATE
     PERIOD         ** (%)     THOUSANDS)      (%)         (%)        (%)         (%)        (%)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


     $11.12       (6.20)       $1,611          .20        5.45       1.57       4.07          98
      12.47       18.55         1,890          .20        5.58       1.42       4.36          50
      12.29        3.84         1,925          .38        5.24       1.69       3.93          15
      12.78        9.44         1,798          .40        5.13       1.46       4.07          12
      12.97        6.59         2,087          .40        4.97       1.30       4.07          17

      12.48       16.41            .1         1.00+       4.94+      2.22+      3.68+         50
      12.29        2.93            36         1.24        4.38       2.55       3.07          15
      12.78        8.60           117         1.20        4.33       2.26       3.27          12
      12.97        5.71           172         1.20        4.17       2.10       3.27          17


     $11.30       (5.91)      $18,169          .85        5.18       1.20       4.83          57
      12.51       17.34        19,398          .87        5.07       1.22       4.72          70
      12.35        4.23        20,123          .86        4.95       1.19       4.62          33
      12.71        8.64        19,308          .80        4.88       1.18       4.50          25
      12.70        5.26        19,767          .80        4.83       1.19       4.44          34

      12.51       15.30           282         1.76+       4.33+      2.13+      3.95+         70
      12.35        3.43           279         1.66        4.15       1.99       3.82          33
      12.70        7.73           335         1.60        4.08       1.98       3.70          25
      12.70        4.46           403         1.60        4.03       1.99       3.64          34


     $11.71       (6.31)      $33,542          .88        5.11       1.13       4.86          81
      13.14       18.29        39,980          .86        5.07       1.11       4.82          48
      12.91        3.39        42,228          .86        4.86       1.11       4.61          42
      13.28        9.14        42,223          .85        4.79       1.10       4.54          37
      13.26        5.23        40,774          .86        4.81       1.10       4.57          26

      13.14       16.49           247         1.72+       4.20+      1.98+      3.94+         48
      12.91        2.61           781         1.66        4.06       1.91       3.81          42
      13.27        8.23         1,739         1.65        3.99       1.90       3.74          37
      13.25        4.39         2,048         1.66        4.01       1.90       3.77          26



[FIRST INVESTORS LOGO]

MULTI-STATE INSURED TAX FREE FUND

      MICHIGAN FUND
      MINNESOTA FUND
      MISSOURI FUND
      OHIO FUND
      PENNSYLVANIA FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER   MANUAL:   The   Shareholder   Manual   provides   more  detailed
information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                             (Investment Company Act File No.:
                                             First Investors Multi-State Insured
                                             Tax Free Fund 811-4623)

[FIRST INVESTORS LOGO]


NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

    CONNECTICUT FUND
    FLORIDA FUND
    MASSACHUSETTS FUND
    NEW JERSEY FUND


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

    New York Insured Tax Free Fund
    Multi-State Insured Tax Free Fund

       Connecticut Fund
       Florida Fund
       Massachusetts Fund
       New Jersey Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

       How and when do the Funds price their shares?
       How do I buy shares?
       Which class of shares is best for me?
       How do I sell shares?
       Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

       What about dividends and capital gain distributions?
       What about taxes?

       How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

    New York Insured Tax Free Fund
    Multi-State Insured Tax Free Fund

       Connecticut Fund
       Florida Fund
       Massachusetts Fund
       New Jersey Fund

                                  INTRODUCTION


This prospectus describes the New York Insured Tax Free Fund and four of the seventeen single state insured tax exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state Fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                       SINGLE STATE INSURED TAX FREE FUNDS

                                    OVERVIEW

OBJECTIVE:     The New York  Insured  Tax Free Fund ("New  York  Fund") and each fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free Funds" or
               "Funds") seek a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:    Each Fund invests in  municipal  bonds and  municipal  securities that  pay  interest  that is  exempt  from  federal  income  tax, including  the  AMT,  as well as any  applicable  income  tax for residents  of a  particular  state.  Each Fund  concentrates  its investments  in  municipal  bonds issued by a single  state.  For example,  the  New  York  Fund  invests  primarily  in  New  York municipal  securities,  the Connecticut Fund invests primarily in
               Connecticut  municipal  securities,  and so on.  Each  Fund  also
               invests  in  municipal   securities   that  are  issued  by  U.S.
               commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. The Florida
               Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax. The Funds generally invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors Service, Inc.
               ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York Fund invests in variable rate and floating rate municipal notes, including
               "inverse floaters."






PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

               AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

          Who should consider buying a Single State Insured Tax Free Fund?

               A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

               o Are seeking a relatively conservative investment which provides a high degree of credit quality,

               o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

               o    Are seeking a relatively high level of tax exempt income and
                    are   willing  to  assume  a   moderate   degree  of  market
                    volatility, and

               o Have a long-term investment horizon and are able to ride out market cycles.

               The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

               How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                  NEW YORK FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 6.70% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.68% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

NEW YORK FUND
Class A Shares         (1.01)%        3.80%           6.33%           N/A
Class B Shares          0.84          N/A             N/A             6.30%
Lehman Index            6.48          6.21            8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                CONNECTICUT FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                     Inception        Class B Shares
                       1 Year*       5 Years*        Class A Shares   (1/12/95)

CONNECTICUT FUND
Class A Shares+        (0.50)%       4.11%           6.52%            N/A
Class B Shares         1.22          N/A             N/A              7.10%
Lehman Index           6.48          6.21            8.32++           9.26**

+   Class A shares commenced operations on 10/8/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  FLORIDA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                     Inception        Class B Shares
                       1 Year*       5 Years*        Class A Shares   (1/12/95)

FLORIDA FUND
Class A Shares+        (0.55)%       4.74%           7.17%            N/A
Class B Shares         1.19          N/A             N/A              7.62%
Lehman Index           6.48          6.21            8.32++           9.26**

+   Class A shares commenced operations on 10/5/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                               MASSACHUSETTS FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.34% (for the quarter ended June 30, 1989), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

MASSACHUSETTS FUND
Class A Shares         (1.23)%       4.07%           7.04%            N/A
Class B Shares         0.60          N/A             N/A              6.69%
Lehman Index           6.48          6.21            8.21             9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                NEW JERSEY FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 8.11% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

NEW JERSEY FUND
Class A Shares         (0.80)%       3.96%           7.12%            N/A
Class B Shares         1.00          N/A             N/A              6.00%
Lehman Index           6.48          6.21            8.21             9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

          What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. **4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                                  FEE WAIVERS
                                    DISTRIBUTION                     TOTAL          AND/OR
                                    AND SERVICE                    ANNUAL FUND    EXPENSE
                     MANAGEMENT       (12B-1)         OTHER        OPERATING      ASSUMPTIONS        NET
                       FEES (1)      FEES (2)       EXPENSES(3)    EXPENSES(4)    (1), (3)        EXPENSES(4)
                     ----------     ------------    -----------    -----------    -----------     -----------

NEW YORK FUND
Class A Shares         0.75%        0.30%           0.17%          1.22%          0.12%           1.10%
Class B Shares         0.75         1.00            0.17           1.92           0.12            1.80


CONNECTICUT FUND
Class A Shares         0.75%        0.20%           0.23%          1.18%          0.38%           0.80%
Class B Shares         0.75         1.00            0.23           1.98           0.38            1.60


FLORIDA FUND
Class A Shares         0.75%        0.20%           0.18%          1.13%          0.33%           0.80%
Class B Shares         0.75         1.00            0.18           1.93           0.33            1.60


MASSACHUSETTS FUND
Class A Shares         0.75%        0.20%           0.21%          1.16%          0.36%           0.80%
Class B Shares         0.75         1.00            0.21           1.96           0.36            1.60


NEW JERSEY FUND
Class A Shares         0.75%        0.20%           0.17%          1.12%          0.15%           0.97%
Class B Shares         0.75         1.00            0.17           1.92           0.15            1.77


(1)  For the fiscal year ended  December 31, 1998, the Adviser waived  Management  Fees as follows:  in excess of 0.65% for New York Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for
     Florida Fund;  in excess of 0.50% for  Massachusetts  Fund;  and in excess of 0.60% for New Jersey
     Fund. The Adviser has contractually  agreed to waive Management Fees for a period of twelve months commencing on May 1, 1999 as follows:  in excess of 0.63% for New York Insured; in excess of 0.50%

                                                  11


     for  Connecticut  Fund; in excess of 0.50% for Florida Fund; in excess of 0.50% for  Massachusetts
     Fund; and in excess of 0.60% for New Jersey Fund.
(2)  Because each Fund pays Rule 12b-1 fees,  long-term  shareholders  could pay more than the economic equivalent  of the maximum  front-end  sales  charge  permitted  by the  National  Association  of
     Securities Dealers, Inc.
(3)  The Adviser has  contractually  agreed  with the  Multi-State  Insured Tax Free Fund to assume the
     Other Expenses of certain of the Funds for a period of twelve months  commencing on May 1, 1999 as follows:  in excess of 0.10% for  Connecticut  Fund; in excess of 0.10% for Florida  Fund;  and in excess of 0.10% for Massachusetts Fund.
(4)  Each Fund has an expense offset  arrangement that may reduce the Fund's custodian fee based on the amount  of cash  maintained  by the Fund  with its  custodian.  Any  such fee  reductions  are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   ONE YEAR   THREE YEARS    FIVE YEARS   TEN YEARS

If you redeem your shares:

NEW YORK FUND
Class A shares                       $730        $977         $1,243       $2,000
Class B shares                        583         891          1,226        2,052*

CONNECTICUT FUND
Class A shares                       $702        $941         $1,199       $1,936
Class B shares                        563         885          1,232        2,068*

FLORIDA FUND
Class A shares                       $702        $931         $1,178       $1,886
Class B shares                        563         874          1,211        2,019*

MASSACHUSETTS FUND
Class A shares                       $702        $937         $1,191       $1,916
Class B shares                        563         880          1,224        2,048*

NEW JERSEY FUND
Class A shares                       $718        $945         $1,190       $1,890
Class B shares                        580         889          1,223        2,023*


                                       12


If you do not redeem your shares:

NEW YORK FUND
Class A shares                       $730        $977         $1,243       $2,000
Class B shares                        183         591          1,026        2,052*

CONNECTICUT FUND
Class A shares                       $702        $941         $1,199       $1,936
Class B shares                        163         585          1,032        2,068*

FLORIDA FUND
Class A shares                       $702        $931         $1,178       $1,886
Class B shares                        163         574          1,011        2,019*

MASSACHUSETTS FUND
Class A shares                       $702        $937         $1,191       $1,916
Class B shares                        163         580          1,024        2,048*

NEW JERSEY FUND
Class A shares                       $718        $945         $1,190       $1,890
Class B shares                        180         589          1,023        2,023*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUNDS IN DETAIL

     What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the Connecticut Fund will invest at least 65% of its assets in Connecticut bonds, and so on. Each Fund may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of

New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate more than other bonds in response to interest rate changes and therefore cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the New York Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate significantly more than other bonds as the result of interest rate changes.

YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.65% of average daily net assets, net of waiver, for New York Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; and 0.60% of average daily net assets, net of waiver, for New Jersey Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                          Class A Shares

Your investment              Sales Charge as a percentage of
                             -------------------------------
                         offering price        net amount invested

Less than $25,000            6.25%                 6.67%
$25,000-$49,999              5.75                  6.10
$50,000-$99,999              5.50                  5.82
$100,000-$249,999            4.50                  4.71
$250,000-$499,999            3.50                  3.63
$500,000-$999,999            2.50                  2.56
$1,000,000 or more              0*                   0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                             Class B Shares
             Year of Redemption                              CDSC as a Percentage of Purchase
             ------------------                              Price or NAV at Redemption
                                                                   --------------------
             Within the 1st or 2nd year....................            4%
             Within the 3rd or 4th year....................            3
             In the 5th year...............................            2
             In the 6th year...............................            1
             Within the 7th year and 8th year..............            0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.


-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ----------------------------------------     -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------
NEW YORK FUND
CLASS A
1/1/94 - 12/31/94.........      $15.18       $.758         $(1.510)      $(.752)       $.768            $--       $.768
1/1/95 - 12/31/95.........       13.66        .738           1.331        2.069         .740            .059       .799
1/1/96 - 12/31/96.........       14.93        .719           (.298)        .421         .720            .091       .811
1/1/97 - 12/31/97.........       14.54        .709            .395        1.104         .708            .076       .784
1/1/98 - 12/31/98.........       14.86        .674            .137         .811         .676            .145       .821
CLASS B
1/12/95* - 12/31/95.......       13.76        .616           1.232        1.848         .619            .059       .678
1/1/96 - 12/31/96.........       14.93        .617           (.306)        .311         .620            .091       .711
1/1/97 - 12/31/97.........       14.53        .608            .406        1.014         .608            .076       .684
1/1/98 - 12/31/98.........       14.86        .569            .134         .703         .568            .145       .713

*      Date Class B shares were first offered.
**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIO TO AVERAGE NET ASSETS
                                                          RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                             NET ASSETS ++                 ASSUMED
                                                       -----------------------    ---------------------------------------
    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
   ----------            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)
-------------------------------------------------------------------------------------------------------------------------
     $13.66              (5.03)          $193,916             1.28         5.30        N/A          N/A                55
      14.93              15.45            215,259             1.23         5.10        N/A          N/A                53
      14.54               2.95            203,496             1.23         4.93        N/A          N/A                53
      14.86               7.82            195,273             1.17         4.86        1.22        4.81                24
      14.85               5.59            187,544             1.12         4.54        1.22        4.44                44


      14.93               13.66             1,156             2.00+        4.34+       N/A          N/A                53
      14.53                2.18             2,242             1.93         4.23        N/A          N/A                53
      14.86                7.16             3,602             1.87         4.16        1.92        4.11                24
      14.85                4.84             5,271             1.82         3.84        1.92        3.74                44


-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ---------------------------------            -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------

CONNECTICUT  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.05       $.609          $(1.480)      $(.871)      $.609             $--       $.609
1/1/95 - 12/31/95.........       11.57        .617            1.333        1.950        .620              --        .620
1/1/96 - 12/31/96.........       12.90        .619            (.202)        .417        .617              --        .617
1/1/97 - 12/31/97.........       12.70        .613             .471        1.084        .614              --        .614
1/1/98 - 12/31/98.........       13.17        .607             .186         .793        .603              --        .603
CLASS B
1/12/95* - 12/31/95.......       11.67        .512            1.242        1.754        .524              --        .524
1/1/96 -12/31/96..........       12.90        .522            (.204)        .318        .518              --        .518
1/1/97 - 12/31/97.........       12.70        .516             .470         .986        .516              --        .516
1/1/98 - 12/31/98.........       13.17        .500             .176         .676        .496              --        .496


FLORIDA  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.14       $.642          $(1.346)      $(.704)      $.646             $--       $.646
1/1/95 - 12/31/95.........       11.79        .640            1.527        2.167        .647              --        .647
1/1/96 - 12/31/96.........       13.31        .623            (.198)        .425        .625              --        .625
1/1/97 - 12/31/97.........       13.11        .624             .547        1.171        .624            .037        .661
1/1/98 - 12/31/98.........       13.62        .616             .195         .811        .613            .068        .681
CLASS B
1/12/95* - 12/31/95.......       11.87        .529            1.460        1.989        .549              --        .549
1/1/96 -12/31/96..........       13.31        .530            (.204)        .326        .526              --        .526
1/1/97 - 12/31/97.........       13.11        .531             .552        1.083        .526            .037        .563
1/1/98 -12/31/98..........       13.63        .507             .186         .693        .505            .068        .573


    *  Date Class B shares were first offered.
   **  Calculated without sales charges.
    +  Annualized.
   ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIO TO AVERAGE NET ASSETS
                                                               RATIO TO AVERAGE  BEFORE EXPENSES WAIVED OR
                                                                  NET ASSETS ++            ASSUMED
                                                               ----------------  ---------------------------

    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
        -----            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)

     $11.57               (6.75)          $14,848              .87         5.01       1.22         4.66                63
      12.90               17.18            16,725              .85         4.98       1.20         4.63                26
      12.70                3.37            15,203              .81         4.92       1.23         4.50                15
      13.17                8.77            16,151              .80         4.78       1.17         4.41                14
      13.36                6.15            17,434              .80         4.58       1.16         4.22                25

      12.90               15.28               857             1.71+        4.12+      2.07+        3.76+               26
      12.70                2.57             1,505             1.61         4.12       2.02         3.71                15
      13.17                7.95             2,891             1.60         3.98       1.97         3.61                14
      13.35                5.22             3,484             1.60         3.78       1.96         3.42                25


     $11.79               (5.39)          $19,765              .62         5.24       1.19         4.67                98
      13.31               18.77            22,229              .75         5.05       1.15         4.65                68
      13.11                3.34            23,299              .83         4.80       1.16         4.47                55
      13.62                9.18            23,840              .80         4.71       1.11         4.40                19
      13.75                6.09            25,873              .80         4.50      1.10          4.20                44

      13.31               17.06               299             1.68+        4.12+     2.09+         3.70+               68
      13.11                2.56               549             1.62         4.01      1.95          3.68                55
      13.63                8.38               837             1.60         3.91      1.91          3.60                19
      13.75                5.19               858             1.60         3.70      1.90          3.40                44



-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ----------------------------------------     -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND
CLASS A
1/1/94 - 12/31/94.........      $12.28       $.627          $(1.267)      $(.640)      $.630             $--       $.630
1/1/95 - 12/31/95.........       11.01        .612            1.227        1.839        .613            .016        .629
1/1/96 - 12/31/96.........       12.22        .603            (.256)        .347        .602            .045        .647
1/1/97 - 12/31/97.........       11.92        .601             .356         .957        .603            .074        .677
1/1/98 - 12/31/98.........       12.20        .586             .049         .635        .578            .237        .815
CLASS B
1/12/95* - 12/31/95.......       11.09        .508            1.155        1.663        .527            .016        .543
1/1/96 -12/31/96..........       12.21        .514            (.263)        .251        .506            .045        .551
1/1/97 - 12/31/97.........       11.91        .508             .353         .861        .507            .074        .581
1/1/98 -12/31/98..........       12.19        .488             .061         .549        .482            .237        .719


NEW JERSEY  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.51       $.659          $(1.448)      $(.789)      $.661             $--       $.661
1/1/95 - 12/31/95.........       12.06        .648            1.291        1.939        .652            .097        .749
1/1/96 - 12/31/96.........       13.25        .636            (.245)        .391        .636            .015        .651
1/1/97 - 12/31/97.........       12.99        .630             .427        1.057        .629            .118        .747
1/1/98 - 12/31/98.........       13.30        .606             .153         .759        .607            .142        .749
CLASS B
1/12/95* - 12/31/95.......       12.14        .526            1.199        1.725        .528            .097        .625
1/1/96 -12/31/96..........       13.24        .533            (.253)        .280        .535            .015        .550
1/1/97 - 12/31/97.........       12.97        .525             .433         .958        .530            .118        .648
1/1/98 -12/31/98..........       13.28        .498             .153         .651        .499            .142        .641


*      Date Class B shares were first offered.
**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIO TO AVERAGE NET ASSETS
                                                              RATIO TO AVERAGE    BEFORE EXPENSES WAIVED OR
                                                                 NET ASSETS ++              ASSUMED
                                                              ----------------    ---------------------------
    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
        -----            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)

     $11.01              (5.30)           $20,838              .95         5.45       1.20         5.20               64
      12.22              17.07             23,180              .90         5.22       1.15         4.97               40
      11.92               2.99             22,543              .86         5.08       1.18         4.76               45
      12.20               8.27             22,852              .80         5.01       1.15         4.66               28
      12.02               5.33             22,421              .80         4.82       1.15         4.47               49

      12.21              15.28                314             1.76+        4.36+      2.01+        4.10+              40
      11.91               2.16                519             1.66         4.28       1.98         3.96               45
      12.19               7.41                783             1.60         4.21       1.95         3.86               28
      12.02               4.60              1,426             1.60         4.02       1.95         3.67               49


     $12.06              (5.91)           $55,379               .99         5.21       1.14         5.06               60
      13.25              16.41             59,153               .99         5.06       1.14         4.91               30
      12.99               3.09             58,823               .98         4.92       1.13         4.77               35
      13.30               8.36             59,243               .96         4.81       1.11         4.66               22
      13.31               5.84             60,585               .97         4.53       1.11         4.39               27

      13.24              14.45                957              1.81+        4.24+      1.97+        4.08+              30
      12.97               2.22              1,603              1.78         4.12       1.93         3.97               35
      13.28               7.56              2,011              1.76         4.01       1.91         3.86               22
      13.29               5.00              2,562              1.77         3.73       1.91         3.59               27

[FIRST INVESTORS LOGO]

NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

    CONNECTICUT FUND
    FLORIDA FUND
    MASSACHUSETTS FUND
    NEW JERSEY FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                   (Investment Company Act File No.: First Investors New York Insured Tax Free Fund, Inc. 811-3843; First Investors Multi-State Insured Tax Free Fund 811-4623)

[FIRST INVESTORS LOGO]

TAX EXEMPT FUNDS

INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
NEW YORK INSURED TAX FREE
MULTI-STATE INSURED TAX FREE
     ARIZONA
     CALIFORNIA
     COLORADO
     CONNECTICUT
     FLORIDA
     GEORGIA
     MARYLAND
     MASSACHUSETTS
     MICHIGAN
     MINNESOTA
     MISSOURI
     NEW JERSEY
     NORTH CAROLINA
     OHIO
     OREGON
     PENNSYLVANIA
     VIRGINIA



     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS


     Insured Intermediate Tax Exempt Fund
     Insured Tax Exempt Fund
     Single State Insured Tax Free Funds

         New York            Michigan
         Arizona             Minnesota
         California          Missouri
         Colorado            New Jersey
         Connecticut         North Carolina
         Florida             Ohio
         Georgia             Oregon
         Maryland            Pennsylvania
         Massachusetts       Virginia

FUND MANAGEMENT

BUYING AND SELLING SHARES

     How and when do the Funds price their  shares?
     How do I buy shares?
     Which class of shares is best for me?
     How do I sell shares?
     Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

     What about dividends and capital gain distributions?
     What about taxes?
     How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

     Insured Intermediate Tax Exempt Fund
     Insured Tax Exempt Fund
     Single State Insured Tax Free Funds

         New York            Michigan
         Arizona             Minnesota
         California          Missouri
         Colorado            New Jersey
         Connecticut         North Carolina
         Florida             Ohio
         Georgia             Oregon
         Maryland            Pennsylvania
         Massachusetts       Virginia

                                  INTRODUCTION


This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal bonds. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider Insured Intermediate Tax Exempt ("Intermediate Tax Exempt") and Insured Tax Exempt ("Tax Exempt"). If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our 18 single state insured tax exempt funds. Seventeen of these single state insured tax exempt funds are individual funds within the Multi-State Insured Tax Free Fund. The eighteenth is the New York Insured Tax Free Fund.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                                FUND DESCRIPTIONS

                      INSURED INTERMEDIATE TAX EXEMPT FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks a high level of interest  income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

PRIMARY
INVESTMENT
STRATEGIES:       The Fund  invests  in  municipal  bonds  and  other  municipal securities ("municipal securities") that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund invests primarily in municipal bonds with intermediate maturities.
                  These bonds are generally less volatile but also lower yielding than long-term municipal bonds. Under normal market conditions, the Fund attempts to maintain a portfolio with a dollar-weighted average maturity of between three and ten years.

PRIMARY
RISKS: The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile in price than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

      Who should consider buying the Insured Intermediate Tax Exempt Fund?

                  The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

      o Are seeking a conservative investment which provides a high degree of credit quality,

      o Are seeking income that is exempt from federal income tax, including the AMT, and

      o Are seeking a higher level of tax exempt income than is available from a tax exempt money market fund and are willing to assume some market volatility to achieve this goal.

      The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How has the Insured Intermediate Tax Exempt Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


                          INTERMEDIATE TAX EXEMPT FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 5.34% (for the quarter ended March 31, 1995), and the lowest quarterly return was -3.70% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.


                                                Inception         Inception
                                                Class A Shares    Class B Shares
                       1 Year*      5 Years*    (11/22/93)        (1/12/95)

Class A Shares         (0.26)%      4.36%        4.34%             N/A
Class B Shares          1.57        N/A          N/A               6.23%
Lehman Index            6.48        6.21         6.51**            9.26***
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 11/30/93 to 12/31/98. ***The average annual total return shown is for the period 1/1/95 to 12/31/98.

   What are the fees and expenses of the Insured Intermediate Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                             Class A     Class B
                                                             Shares      Shares
                                                             -------     -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)....................  6.25%       None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).............................  None*         4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)




                                          DISTRIBUTION                    TOTAL       FEE WAIVERS AND/OR
                                          AND SERVICE                  ANNUAL FUND         EXPENSE
                            MANAGEMENT      (12B-1)       OTHER         OPERATING        ASSUMPTIONS        NET
                             FEES(1)        FEES(2)     EXPENSES(3)    EXPENSES(4)       (1),(2),(3)     EXPENSES(4)
                            ----------    ------------  -----------    -----------       -----------     -----------

Class  A  Shares  .......     0.60%          0.30%        0.30%            1.20%             0.70%         0.50%

Class  B  Shares  .......     0.60           1.00         0.30             1.90              0.40          1.50%


*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of 0.40%. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.40% for a period of twelve months commencing on May 1, 1999.
(2) The Adviser has contractually agreed with the Fund to waive all 12b-1 Fees on Class A shares for a period of twelve months commencing on May 1, 1999. Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Adviser has contractually agreed with the Fund to assume Other Expenses in excess of 0.10% for a period of twelve months commencing on May 1, 1999.

(4) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                ONE YEAR   THREE YEARS   FIVE YEARS    TEN YEARS
If you redeem your shares:
Class A shares                    $673        $917         $1,180       $1,930
Class B shares                     553         858          1,189        2,007*

If you do not redeem your shares:
Class A shares                    $673        $917         $1,180       $1,930
Class B shares                     153         558            989        2,007*
*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

    What are the Insured Intermediate Tax Exempt Fund's objective, principal investment strategies, and risks?

OBJECTIVE: The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal bonds and municipal securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating on bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 35% of its assets in securities that are not insured. (In other words, at least 65% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in intermediate term municipal bonds, which are generally less volatile in price but offer less yield than longer term bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.


In selecting investments, the Fund considers coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).


PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Insured Intermediate Tax Exempt Fund:

INTEREST RATE RISK: The market values of municipal securities are affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds or the share price of the Fund.

MARKET RISK: The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

                             INSURED TAX EXEMPT FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks a high level of interest  income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


PRIMARY
INVESTMENT
STRATEGIES:       The Fund  invests  in  municipal  bonds  and  other  municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors
                  Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The
                  Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."


PRIMARY
RISKS: The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  Who should consider buying the Insured Tax Exempt Fund?

                  The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                  o Are seeking a conservative investment which provides a high degree of credit quality,

                  o Are seeking income that is exempt from federal income tax, including the AMT

                  o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

                  o Have a long-term investment horizon and are able to ride out market cycles.

                  The Insured Tax Exempt Fund is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

                 How has the Insured Tax Exempt Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


                                TAX EXEMPT FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). This table assumes that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.


                                                                  Inception
                                                                  Class B Shares
                    1 Year*        5 Years*        10 Years*      (1/12/95)

Class A Shares      (1.02)%         3.84%           6.18%            N/A
Class B Shares       0.83            N/A             N/A            6.53%
Lehman Index         6.48           6.21            8.21            9.26**
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

         What are the fees and expenses of the Insured Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                           Class A     Class B
                                                           Shares      Shares
                                                           -------     -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price).................... 6.25%       None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)............................. None*         4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                       DISTRIBUTION                   TOTAL
                                       AND SERVICE                 ANNUAL FUND
                          MANAGEMENT     (12B-1)       OTHER        OPERATING
                             FEES        FEES(1)      EXPENSES     EXPENSES(2)
                          ----------   ------------   --------     -----------

Class A Shares  .......      0.70%         0.27%        0.13%          1.10%
Class B Shares  .......      0.70          1.00         0.13           1.83



*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.


(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                             ONE YEAR    THREE YEARS     FIVE YEARS    TEN YEARS

If you redeem your shares:
Class A shares                 $730         $953           $1,193       $1,881
Class B shares                  586          876            1,190        1,957*

If you do not redeem your shares:
Class A shares                 $730         $953           $1,193       $1,881
Class B shares                  186          576              990        1,957*
*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

     What are the Insured Tax Exempt Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks a high  level of  interest  income  that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.


PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its total assets in municipal bonds that pay interest that is exempt from federal income tax, including the AMT. The Fund may also invest in other types of municipal securities ("Municipal Securities"). Municipal Securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal bonds and other municipal securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating on bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 20% of its assets in securities that are not insured. (In other words, at least 80% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate more than other bonds in response to interest rate changes and therefore cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.


In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).


PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Insured Tax Exempt Fund:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 20% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

MARKET RISK: The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


DERIVATIVE SECURITIES RISK: Because the Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate significantly more than other bonds as the result of interest rate changes.


YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

                       SINGLE STATE INSURED TAX FREE FUNDS

                                    OVERVIEW

OBJECTIVE:        The New York  Insured Tax Free Fund ("New York Fund") and each fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free
                  Funds" or "Funds") seek a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each
                  Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:       Each Fund invests in municipal bonds and municipal  securities that pay  interest  that is exempt  from  federal  income tax, including  the AMT, as well as any  applicable  income tax for residents of a particular  state.  Each Fund  concentrates its investments in municipal  bonds issued by a single state.  For example,  the New  York  Fund  invests  primarily  in New York municipal securities, the New Jersey Fund invests primarily in
                  New Jersey municipal  securities,  and so on. Each Fund, other than the Minnesota Fund, also invests in municipal  securities
                  that  are  issued  by  U.S.   commonwealths,   possessions  or
                  territories  as long as they  do not  produce  income  that is subject to state income tax. The  Minnesota  Fund only invests in  Minnesota  obligations.  The Florida  Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax. The Funds generally invest in municipal bonds which are insured as to timely  payment of interest  and principal by independent insurance companies that are rated in the top rating  category  by a  nationally  recognized  rating
                  organization,   such  as  Moody's  Investors   Service,   Inc.
                  ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."

PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN A FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        Who should consider buying a Single State Insured Tax Free Fund?

                  A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                  o Are seeking a relatively conservative investment which provides a high degree of credit quality,

                  o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

                  o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

                  o Have a long-term investment horizon and are able to ride out market cycles.

                  The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

           How have the Single State Insured Tax Free Funds performed?


The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                  NEW YORK FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 6.70% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.68% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

NEW YORK FUND
Class A Shares       (1.01)%         3.80%         6.33%           N/A
Class B Shares        0.84           N/A           N/A             6.30%
Lehman Index          6.48           6.21          8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  ARIZONA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 8.03% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.24% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

ARIZONA FUND
Class A Shares+      (0.48)%       4.47%           7.11%           N/A
Class B Shares        1.33         N/A             N/A             7.54%
Lehman Index          6.48         6.21            8.16 ++         9.26**
+  Class A shares commenced operations on 11/1/90.
++ The average annual total return shown is for the period 10/31/90 to 12/31/98.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 CALIFORNIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.57% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.57% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

CALIFORNIA FUND
Class A Shares       (0.35)%         4.73%         7.46%           N/A
Class B Shares        1.40           N/A           N/A             7.67%
Lehman Index          6.48           6.21          8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  COLORADO FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.79% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.51% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

COLORADO FUND
Class A Shares+      (0.40)%       4.89%           6.77%            N/A
Class B Shares        1.48         N/A             N/A              7.84%
Lehman Index          6.48         6.21            7.62++           9.26**
+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                CONNECTICUT FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                               Inception         Class B Shares
                     1 Year*     5 Years*      Class A Shares    (1/12/95)

CONNECTICUT FUND
Class A Shares+      (0.50)%      4.11%            6.52%            N/A
Class B Shares        1.22        N/A              N/A              7.10%
Lehman Index          6.48        6.21             8.32++           9.26**
+   Class A shares commenced operations on 10/8/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  FLORIDA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

FLORIDA FUND
Class A Shares+      (0.55)%       4.74%           7.17%            N/A
Class B Shares        1.19         N/A             N/A              7.62%
Lehman Index          6.48         6.21            8.32++           9.26**
+   Class A shares commenced operations on 10/5/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  GEORGIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.19% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

GEORGIA FUND
Class A Shares+      (0.58)%        5.12%           6.74%            N/A
Class B Shares        1.23          N/A             N/A              7.79%
Lehman Index          6.48          6.21            7.62++           9.26**
+  Class A shares commenced operations on 5/1/92.
++ The average annual total return shown is for the period 4/30/92 to 12/31/98.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  MARYLAND FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.02% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.79% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

MARYLAND FUND
Class A Shares+     (0.30)%        4.61%            6.94%            N/A
Class B Shares       1.54          N/A              N/A              7.50%
Lehman Index         6.48          6.21             8.32++           9.26**
+  Class A shares commenced operations on 10/8/90.
++ The average annual total return shown is for the period 9/30/90 to 12/31/98.
*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                               MASSACHUSETTS FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.34% (for the quarter ended June 30, 1989), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

MASSACHUSETTS FUND
Class A Shares       (1.23)%          4.07%        7.04%           N/A
Class B Shares        0.60            N/A          N/A             6.69%
Lehman Index          6.48            6.21         8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  MICHIGAN FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.50% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.94% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

MICHIGAN FUND
Class A Shares       (1.00)%         4.25%        7.48%            N/A
Class B Shares        0.73           N/A          N/A              7.17%
Lehman Index          6.48           6.21         8.21             9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 MINNESOTA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 6.88% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.56% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

MINNESOTA FUND
Class A Shares       (0.44)%         4.02%         6.78%           N/A
Class B Shares        1.37           N/A           N/A             6.82%
Lehman Index          6.48           6.21          8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  MISSOURI FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.76% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

MISSOURI FUND
Class A Shares+      (0.06)%        4.78%           6.54%           N/A
Class B Shares        1.71          N/A             N/A             7.76%
Lehman Index          6.48          6.21            7.62++          9.26**
+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                 NEW JERSEY FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 8.11% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

NEW JERSEY FUND
Class A Shares       (0.80)%         3.96%         7.12%           N/A
Class B Shares        1.00           N/A           N/A             6.00%
Lehman Index          6.48           6.21          8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                               NORTH CAROLINA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.85% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.89% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

NORTH CAROLINA FUND
Class A Shares+       0.08%        4.76%           6.26%            N/A
Class B Shares        1.83         N/A             N/A              7.86%
Lehman Index          6.48         6.21            7.62++           9.26**
+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                    OHIO FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.51% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.77% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                Inception
                                                                Class B Shares
                     1 Year*        5 Years*     10 Years*      (1/12/95)

OHIO FUND
Class A Shares       (1.34)%         4.30%         7.37%           N/A
Class B Shares        0.46           N/A           N/A             7.08%
Lehman Index          6.48           6.21          8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                   OREGON FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.85% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

OREGON FUND
Class A Shares+      (0.37)%        4.59%          6.04%             N/A
Class B Shares        1.55          N/A            N/A               7.72%
Lehman Index          6.48          6.21           7.62++            9.26**
+   Class A shares commenced operations on 5/4/92.
++  The average annual total return shown is for the period 4/30/92 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                PENNSYLVANIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.90% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

PENNSYLVANIA FUND
Class A Shares+      (1.38)%        4.29%           6.92%            N/A
Class B Shares        0.39          N/A             N/A              7.25%
Lehman Index          6.48          6.21            8.27++           9.26**
+   Class A shares commenced operations on 4/30/90.
++  The average annual total return shown is for the period 4/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  VIRGINIA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]


During the periods shown, the highest quarterly return was 7.27% (for the quarter ended March 31, 1995), and the lowest quarterly return was -7.82% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                 Inception
                                                Inception        Class B Shares
                     1 Year*      5 Years*      Class A Shares   (1/12/95)

VIRGINIA FUND
Class A Shares+      (0.91)%        4.30%           6.82%            N/A
Class B Shares        0.76          N/A             N/A              7.13%
Lehman Index          6.48          6.21            8.27++           9.26**
+   Class A shares commenced operations on 4/30/90.
++  The average annual total return shown is for the period 4/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
**  The average annual total return shown is for the period 1/1/95 to 12/31/98.

   What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                             Class A     Class B
                                                             Shares       Shares
                                                             -------     -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)....................   6.25%       None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).............................   None*         4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                                              FEE WAIVERS
                                   DISTRIBUTION                   TOTAL         AND/OR
                                   AND SERVICE                 ANNUAL FUND      EXPENSE
                      MANAGEMENT     (12B-1)      OTHER         OPERATING     ASSUMPTIONS       NET
                        FEES(1)      FEES(2)     EXPENSES(3)   EXPENSES(4)     (1), (3)      EXPENSES(4)
                      ----------   ----------   -----------    -----------    -----------    -----------

NEW YORK FUND
Class A Shares          0.75%        0.30%         0.17%          1.22%          0.12%          1.10%
Class B Shares          0.75         1.00          0.17           1.92           0.12           1.80


ARIZONA FUND
Class A Shares          0.75%        0.20%         0.20%          1.15%          0.65%          0.50%
Class B Shares          0.75         1.00          0.20           1.95           0.65           1.30


CALIFORNIA FUND
Class A Shares          0.75%        0.20%         0.22%          1.17%          0.37%          0.80%
Class B Shares          0.75         1.00          0.22           1.97           0.37           1.60


COLORADO FUND
Class A Shares          0.75%        0.20%         0.31%          1.26%          0.76%          0.50%
Class B Shares          0.75         1.00          0.31           2.06           0.76           1.30


CONNECTICUT FUND
Class A Shares          0.75%        0.20%         0.23%          1.18%          0.38%          0.80%
Class B Shares          0.75         1.00          0.23           1.98           0.38           1.60


FLORIDA FUND
Class A Shares          0.75%        0.20%         0.18%          1.13%          0.33%          0.80%
Class B Shares          0.75         1.00          0.18           1.93           0.33           1.60


                                                        36


                                                                              FEE WAIVERS
                                   DISTRIBUTION                   TOTAL         AND/OR
                                   AND SERVICE                 ANNUAL FUND      EXPENSE
                      MANAGEMENT     (12B-1)      OTHER         OPERATING     ASSUMPTIONS       NET
                        FEES(1)      FEES(2)     EXPENSES(3)   EXPENSES(4)     (1), (3)      EXPENSES(4)
                      ----------   ----------   -----------    -----------    -----------    -----------

GEORGIA FUND
Class A Shares          0.75%        0.20%         0.28%          1.23%          0.73%          0.50%
Class B Shares          0.75         1.00          0.28           2.03           0.73           1.30


MARYLAND FUND
Class A Shares          0.75%        0.20%         0.23%          1.18%          0.68%          0.50%
Class B Shares          0.75         1.00          0.23           1.98           0.68           1.30


MASSACHUSETTS FUND
Class A Shares          0.75%        0.20%         0.21%          1.16%          0.36%          0.80%
Class B Shares          0.75         1.00          0.21           1.96           0.36           1.60


MICHIGAN FUND
Class A Shares          0.75%        0.20%         0.19%          1.14%          0.25%          0.89%
Class B Shares          0.75         1.00          0.19           1.94           0.25           1.69


MINNESOTA FUND
Class A Shares          0.75%        0.20%         0.30%          1.25%          0.75%          0.50%
Class B Shares          0.75         1.00          0.30           2.05           0.75           1.30


MISSOURI FUND
Class A Shares          0.75%        0.20%         0.38%          1.33%          0.83%          0.50%
Class B Shares          0.75         1.00          0.38           2.13           0.83           1.30


NEW JERSEY FUND
Class A Shares          0.75%        0.20%         0.17%          1.12%          0.15%          0.97%
Class B Shares          0.75         1.00          0.17           1.92           0.15           1.77


NORTH CAROLINA FUND
Class A Shares          0.75%        0.20%         0.20%          1.15%          0.65%          0.50%
Class B Shares          0.75         1.00          0.20           1.95%          0.65           1.30


OHIO FUND
Class A Shares          0.75%        0.20%         0.25%          1.20%          0.40%          0.80%
Class B Shares          0.75         1.00          0.25           2.00           0.40           1.60


OREGON FUND
Class A Shares          0.75%        0.20%         0.26%          1.21%          0.71%          0.50%
Class B Shares          0.75         1.00          0.26           2.01           0.71           1.30


PENNSYLVANIA FUND
Class A Shares          0.75%        0.20%         0.16%          1.11%          0.25%          0.86%
Class B Shares          0.75         1.00          0.16           1.91           0.25           1.66


VIRGINIA FUND
Class A Shares          0.75%        0.20%         0.20%          1.15%          0.35%          0.80%
Class B Shares          0.75         1.00          0.20           1.95           0.35           1.60

(1) For the fiscal year ended December 31, 1998, the Adviser waived  Management Fees as follows:  in excess of 0.65% for New York Fund;  in excess of 0.30% for Arizona  Fund; in excess of 0.50% for
    California Fund; in excess of 0.20% for Colorado Fund; in excess of 0.50% for Connecticut Fund;


                                       37

    in excess of 0.50% for Florida Fund; in excess of 0.20% for Georgia Fund; in excess of 0.30% for
    Maryland Fund; in excess of 0.50% for Massachusetts  Fund; in excess of 0.50% for Michigan Fund;
    in excess of 0.30% for Minnesota  Fund; in excess of 0.20% for Missouri Fund; in excess of 0.60%
    for New Jersey Fund;  in excess of 0.20% for North  Carolina  Fund;  in excess of 0.50% for Ohio
    Fund;  in excess of 0.30% for Oregon  Fund;  in excess of 0.50% for  Pennsylvania  Fund;  and in excess of 0.50% for Virginia Fund. The Adviser has contractually agreed to waive Management Fees for a period of twelve months  commencing on May 1, 1999 as follows:  in excess of 0.63% for New
    York Insured;  in excess of 0.30% for Arizona Fund; in excess of 0.50% for  California  Fund; in excess of 0.30% for Colorado Fund; in excess of 0.50% for  Connecticut  Fund; in excess of 0.50%
    for Florida Fund; in excess of 0.30% for Georgia Fund; in excess of 0.30% for Maryland  Fund; in excess of 0.50% for Massachusetts Fund; in excess of 0.50% for Michigan Fund; in excess of 0.30%
    for  Minnesota  Fund;  in excess of 0.30% for Missouri  Fund;  in excess of 0.60% for New Jersey
    Fund; in excess of 0.30% for North Carolina Fund; in excess of 0.50% for Ohio Fund; in excess of
    0.30% for Oregon  Fund;  in excess of 0.50% for  Pennsylvania  Fund;  and in excess of 0.50% for
    Virginia Fund.
(2) Because each Fund pays Rule 12b-1 fees, long-term  shareholders could pay more than the economic equivalent  of the maximum  front-end  sales charge  permitted by the  National  Association  of
    Securities Dealers, Inc.
(3) The Adviser has  contractually  agreed with the Multi-State  Insured Tax Free Fund to assume the
    Other  Expenses of certain of the Funds for a period of twelve months  commencing on May 1, 1999 as follows:  in excess of 0.0% for Arizona  Fund;  in excess of 0.10% for  California  Fund;  in excess of 0.0% for Colorado  Fund; in excess of 0.10% for  Connecticut  Fund; in excess of 0.10%
    for Florida Fund;  in excess of 0.0% for Georgia  Fund; in excess of 0.0% for Maryland  Fund; in excess of 0.10% for Massachusetts  Fund; in excess of 0.0% for Minnesota Fund; in excess of 0.0%
    for Missouri  Fund; in excess of 0.0% for North Carolina Fund; in excess of 0.10% for Ohio Fund;
    in excess of 0.0% for Oregon Fund;  and in excess of 0.10% for Virginia  Fund. (4) Each Fund has an expense offset  arrangement  that may reduce the Fund's  custodian fee based on the amount of cash maintained by the Fund with its custodian.  Any such fee reductions are not reflected under
    Total Annual Fund Operating Expenses or Net Expenses.
(4) Each Fund has an expense offset  arrangement  that may reduce the Fund's  custodian fee based on the amount of cash  maintained by the Fund with its custodian.  Any such fee  reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.


EXAMPLE


This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                ONE YEAR   THREE YEARS   FIVE YEARS    TEN YEARS

If you redeem your shares:

NEW YORK FUND
Class A shares                    $730         $977        $1,243        $2,000
Class B shares                     583          891         1,226         2,052*

ARIZONA FUND
Class A shares                    $673         $907        $1,159        $1,881
Class B shares                     532          849         1,192         2,014*

CALIFORNIA FUND
Class A shares                    $702         $939        $1,195        $1,926
Class B shares                     563          883         1,228         2,058*

COLORADO FUND
Class A shares                    $673         $929        $1,205        $1,990
Class B shares                     532          872         1,238         2,122*

CONNECTICUT FUND
Class A shares                    $702         $941        $1,199        $1,936
Class B shares                     563          885         1,232         2,068*

FLORIDA FUND
Class A shares                    $702         $931        $1,178        $1,886
Class B shares                     563          874         1,211         2,019*

GEORGIA FUND
Class A shares                    $673         $923        $1,192        $1,960
Class B shares                     532          866         1,226         2,093*

MARYLAND FUND
Class A shares                    $673         $913        $1,172        $1,911
Class B shares                     532          856         1,205         2,043*

MASSACHUSETTS FUND
Class A shares                    $702         $937        $1,191        $1,916
Class B shares                     563          880         1,224         2,048*

MICHIGAN FUND
Class A shares                    $710         $941        $1,191        $1,904
Class B shares                     572          885         1,224         2,036*

MINNESOTA FUND
Class A shares                    $673         $927        $1,201        $1,980
Class B shares                     532          870         1,234         2,113*

MISSOURI FUND
Class A shares                    $673         $943        $1,234        $2,058
Class B shares                     532          887         1,268         2,191*

NEW JERSEY FUND
Class A shares                    $718         $945        $1,190        $1,890
Class B shares                     580          889         1,223         2,023*

NORTH CAROLINA FUND
Class A shares                    $673         $907        $1,159        $1,881
Class B shares                     532          849         1,192         2,014*

OHIO FUND
Class A shares                    $702         $945        $1,207        $1,955
Class B shares                     563          889         1,241         2,088*

OREGON FUND
Class A shares                    $673         $919        $1,184        $1,940
Class B shares                     532          862         1,217         2,073*

PENNSYLVANIA FUND
Class A shares                    $707         $933        $1,176        $1,871
Class B shares                     569          876         1,208         2,004*

VIRGINIA FUND
Class A shares                    $702         $935        $1,187        $1,906
Class B shares                     563          878         1,220         2,039*


If you do not redeem your shares:

NEW YORK FUND
Class A shares                    $730         $977        $1,243        $2,000
Class B shares                     183          591         1,026         2,052*

ARIZONA FUND
Class A shares                    $673         $907        $1,159        $1,881
Class B shares                     132          549           992         2,014*

CALIFORNIA FUND
Class A shares                    $702         $939        $1,195        $1,926
Class B shares                     163          583         1,028         2,058*

COLORADO FUND
Class A shares                    $673         $929        $1,205        $1,990
Class B shares                     132          572         1,038         2,122*

CONNECTICUT FUND
Class A shares                    $702         $941        $1,199        $1,936
Class B shares                     163          585         1,032         2,068*

FLORIDA FUND
Class A shares                    $702         $931        $1,178        $1,886
Class B shares                     163          574         1,011         2,019*

GEORGIA FUND
Class A shares                    $673         $923        $1,192        $1,960
Class B shares                     132          566         1,026         2,093

MARYLAND FUND
Class A shares                    $673         $913        $1,172        $1,911
Class B shares                     132          556         1,005         2,043*

MASSACHUSETTS FUND
Class A shares                    $702         $937        $1,191        $1,916
Class B shares                     163          580         1,024         2,048*

MICHIGAN FUND
Class A shares                    $710         $941        $1,191        $1,904
Class B shares                     172          585         1,024         2,036*

MINNESOTA FUND
Class A shares                    $673         $927        $1,201        $1,980
Class B shares                     132          570         1,034         2,113*

MISSOURI FUND
Class A shares                    $673         $943        $1,234        $2,058
Class B shares                     132          587         1,068         2,191*

NEW JERSEY FUND
Class A shares                    $718         $945        $1,190        $1,890
Class B shares                     180          589         1,023         2,023*

NORTH CAROLINA FUND
Class A shares                    $673         $907        $1,159        $1,881
Class B shares                     132          549           992         2,014*

OHIO FUND
Class A shares                    $702         $945        $1,207        $1,955
Class B shares                     163          589         1,041         2,088*

OREGON FUND
Class A shares                    $673         $919        $1,184        $1,940
Class B shares                     132          562         1,017         2,073*

PENNSYLVANIA FUND
Class A shares                    $707         $933        $1,176        $1,871
Class B shares                     169          576         1,008         2,004*

VIRGINIA FUND
Class A shares                    $702         $935        $1,187        $1,906
Class B shares                     163          578         1,020         2,039*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUNDS IN DETAIL

    What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.


PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the New Jersey Fund will invest at least 65% of its assets in New Jersey bonds, and so on. Each Fund, other than the Minnesota Fund, may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. The Minnesota Fund invests only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate more than other bonds in response to interest rate changes and therefore cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).


PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.



CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the New York Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate significantly more than other bonds as the result of interest rate changes.



YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                                 FUND MANAGEMENT


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.40% of average daily net assets, net of waiver, for Insured Intermediate Tax Exempt Fund; 0.70% of average daily net assets for Insured Tax Exempt Fund; 0.65% of average daily net assets, net of waiver, for New York Fund; 0.30% of average daily net assets, net of waiver, for Arizona Fund; 0.50% of average daily net assets, net of waiver, for California Fund; 0.20% of average daily net assets, net of waiver, for Colorado Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.20% of average daily net assets, net of waiver, for Georgia Fund; 0.30% of average daily net assets, net of waiver, for Maryland Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; 0.50% of average daily net assets, net of waiver, for Michigan Fund; 0.30% of average daily net assets, net of waiver, for Minnesota Fund; 0.20% of average daily net assets, net of waiver, for Missouri Fund; 0.60% of average daily net assets, net of waiver, for New Jersey Fund; 0.20% of average daily net assets, net of waiver, for North Carolina Fund; 0.50% of average daily net assets, net of waiver, for Ohio Fund; 0.30% of average daily net assets, net of waiver, for Oregon Fund; 0.50% of average daily net assets, net of waiver, for Pennsylvania Fund; and 0.50% of average daily net assets, net of waiver, for Virginia Fund.


Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?


The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.


To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.


If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.


You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 Class A Shares

Your investment                  Sales Charge as a Percentage of
                                 -------------------------------
                          offering price            net amount invested

Less than $25,000              6.25%                       6.67%
$25,000-$49,999                5.75                        6.10
$50,000-$99,999                5.50                        5.82
$100,000-$249,999              4.50                        4.71
$250,000-$499,999              3.50                        3.63
$500,000-$999,999              2.50                        2.56
$1,000,000 or more                0*                          0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                 Class B Shares

                                                CDSC as a Percentage of Purchase
          Year of Redemption                    Price or NAV at Redemption
          ------------------                    --------------------------

          Within the 1st or 2nd year............             4%
          Within the 3rd or 4th year............             3
          In the 5th year.......................             2
          In the 6th year.......................             1
          Within the 7th year and 8th year......             0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.


Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

        o Contacting your Representative who will place a redemption order for you;

        o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

        o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or


        o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).


Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?


For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

                          INTERMEDIATE TAX EXEMPT FUND

--------------------------------------------------------------------------------
                                           CLASS A
                  --------------------------------------------------------------
                    1/1/98 -    1/1/97 -    1/1/96 -    1/1/95 -     1/1/94 -
                      12/31/98    12/31/97    12/31/96    12/31/95     12/31/94
------------------ ----------- ----------- ----------- ----------- -------------

PER SHARE DATA
Net Asset Value,
Beginning of
Period ................ $ 5.93     $  5.79     $  5.85     $  5.43      $ 5.79
                        ------     -------     -------     -------      ------

INCOME FROM INVESTMENT
OPERATIONS
   Net investment
   income .............   .288        .292        .290        .301        .239

   Net realized and
   unrealized gain
   (loss) on
   investments ........   .086        .140       (.060)       .419      (.361)
                         ------      ------     -------      -----    --------

   Total from
   Investment
   Operations .........   .374        .432        .230        .720      (.122)
                         ------      -----      ------      ------    --------

LESS DISTRIBUTIONS FROM
   Net investment
   income .............   .294        .292        .290        .300        .238

   Net realized gain ..     --          --          --           --         --
                         -----      ------      ------      -------   --------

   Total
   Distributions ......   .294        .292        .290        .300        .238
                        ------      ------      ------      ------    --------

Net Asset Value,
End of Period  ....... $  6.01    $   5.93      $ 5.79     $  5.85     $  5.43
                       =======    ========      ======     =======    ========

RATIOS/SUPPLEMENTAL DATA

Total Return** (%) ...    6.47        7.68        4.07       13.50      (2.05)

Net Assets, End of Period
(in thousands) .......  $8,674      $7,344      $7,415      $7,017      $5,688

RATIO TO AVERAGE NET ASSETS++
  Expenses (%)........     .50         .53         .49         .35         .14
  Net investment
  income (%)..........    4.80        5.02        5.05        5.32        4.52

RATIO TO AVERAGE NET ASSETS
BEFORE EXPENSES WAIVED
OR ASSUMED

Expenses (%) .........    1.20        1.21        1.24        1.22         .96
Net investment
income (%) ...........    4.10        4.34        4.30        4.45        3.70

Portfolio Turnover
Rate (%) .............     163          91          82          47         210


     *  Date Class B shares were first offered.
    **  Calculated without sales charges.
     +  Annualized.
    ++  Net of expenses waived or assumed.

-------------------------------------------------
                    CLASS B
-------------------------------------------------

  1/1/98 -    1/1/97 -    1/1/96 -    1/12/95*
  12/31/98     12/31/97    12/31/96    - 12/31/95
------------- ----------- ----------- -----------


    $5.93        $ 5.80      $ 5.85       $ 5.45
    -----        ------      ------       ------



     .226          .234        .235         .254


     .098          .128       (.055)        .407
  -------       -------    ---------    --------


     .324          .362        .180         .661
  -------       -------    ---------    --------


     .234          .232        .230         .261

       --            --          --           --
  -------       -------    ---------    --------

     .234          .232        .230         .261
 --------      --------    ---------    --------

   $ 6.02        $ 5.93      $ 5.80       $ 5.85
   ======        ======      ======       ======



     5.57          6.39        3.17        12.27


   $1,000          $808        $613         $378



     1.50          1.53        1.49        1.35+
     3.80          4.02        4.05        4.32+


     1.90          1.91        1.94        1.92+
     3.40          3.64        3.60        3.75+


      163            91          82          47


                                              TAX EXEMPT FUND

-------------------------------------------------------------------------------------------------
                                                           CLASS A
                             --------------------------------------------------------------------
                                  1/1/98 -     1/1/97 -      1/1/96 -      1/1/95 -      1/1/94 -
                                  12/31/98     12/31/97      12/31/96      12/31/95      12/31/94
-------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value,
Beginning of Period  .....        $10.45        $10.14        $10.37         $9.42         $10.56
                                  ------        ------        ------         -----         ------


Income from Investment
Operations
   Net investment
   income  ...............          .475          .502          .510          .524           .556

   Net realized and
   unrealized gain (loss)
   on investments  .......          .099          .312         (.233)         .952         (1.142)
                                --------      --------       --------       ------        --------

   Total from Investment
   Operations  ...........          .574          .814          .277         1.476          (.586)
                                    ----      --------       -------      --------        --------


Less Distributions from:
   Net Investment
   Income ................          .474          .504          .507          .526           .554
   Net realized
   gain  .................            --            --            --            --             --
                                 -------       -------       -------       -------        -------

     Total
     Distributions .......          .474          .504          .507          .526           .554
                                 -------       -------       -------       -------        -------

Net Asset Value,
End of Period  ...........        $10.55        $10.45        $10.14        $10.37          $9.42
                                  ======        ======        ======        ======          =====


RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN (%) ** ......          5.62          8.27          2.81         16.01          (5.61)
------------

Net Assets, End of Year
(in thousands)  ..........    $1,118,898    $1,191,815    $1,252,608    $1,372,752     $1,301,537

Ratio to Average
Net Assets: (%) ..........
  Expenses  ..............          1.11          1.14          1.14          1.14           1.18
  Net Investment
  Income .................          4.51          4.93          5.06          5.25           5.64

Portfolio Turnover
Rate (%)  ................            19            13            21            37             57


     *  Date Class B shares were
    **  first offered.
     +  Calculated without sales
        charge.
        Annualized.

-------------------------------------------------
                    CLASS B
-------------------------------------------------
 1/1/98 -    1/1/97 -    1/1/96 -    1/12/95*
  12/31/98     12/31/97    12/31/96    - 12/31/95
------------- ----------- ----------- -----------


   $10.45        $10.13      $10.37       $ 9.48
   ------        ------      ------       ------


     .400          .429        .441         .438
     .096          .323       (.242)        .891
     ----      --------    ---------    --------

     .496          .752        .199        1.329
     ----      --------    ---------    --------


     .396          .432        .439         .439

       --            --          --           --
     ----      --------    ---------    --------


     .396          .432        .439         .439
     ----      --------    ---------    --------

   $10.55        $10.45      $10.13       $10.37
   ======        ======      ======       ======

     4.83          7.62        2.03        14.27


   $3,878        $3,460      $3,046       $2,019


     1.83          1.85        1.83        1.88+
     3.79          4.22        4.37        4.45+

       19            13          21           37


-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------


                                          INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS FROM
                                     -------------------------------------------          -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

NEW YORK FUND
CLASS A
1/1/94 - 12/31/94 ......        $15.18       $.758         $(1.510)       $(.752)     $.768          $--      $.768
1/1/95 - 12/31/95 ......         13.66        .738           1.331         2.069       .740         .059       .799
1/1/96 - 12/31/96 ......         14.93        .719           (.298)         .421       .720         .091       .811
1/1/97 - 12/31/97 ......         14.54        .709            .395         1.104       .708         .076       .784
1/1/98 - 12/31/98 ......         14.86        .674            .137          .811       .676         .145       .821
CLASS B
1/12/95* - 12/31/95 ....         13.76        .616           1.232         1.848       .619         .059       .678
1/1/96 - 12/31/96 ......         14.93        .617           (.306)         .311       .620         .091       .711
1/1/97 - 12/31/97 ......         14.53        .608            .406         1.014       .608         .076       .684
1/1/98 - 12/31/98 ......         14.86        .569            .134          .703       .568         .145       .713




*      Date Class B shares were first offered.

**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS ++                   ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                        NET                            NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $13.66         (5.03)          $193,916         1.28          5.30           N/A            N/A             55
       14.93         15.45            215,259         1.23          5.10           N/A            N/A             53
       14.54          2.95            203,496         1.23          4.93           N/A            N/A             53
       14.86          7.82            195,273         1.17          4.86          1.22           4.81             24
       14.85          5.59            187,544         1.12          4.54          1.22           4.44             44



       14.93         13.66              1,156         2.00+         4.34+          N/A            N/A             53
       14.53          2.18              2,242         1.93          4.23           N/A            N/A             53
       14.86          7.16              3,602         1.87          4.16          1.92           4.11             24
       14.85          4.84              5,271         1.82          3.84          1.92           3.74             44

                                                 MULTI-STATE INSURED TAX FREE FUND

-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                     -------------------------------------------       -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

ARIZONA FUND
CLASS A
1/1/94 - 12/31/94..........     $13.12       $.663         $(1.397)       $(.734)     $.676          $--      $.676
1/1/95 - 12/31/95..........      11.71        .665           1.448         2.113       .673           --       .673
1/1/96 - 12/31/96..........      13.15        .664           (.199)         .465       .665           --       .665
1/1/97 - 12/31/97..........      12.95        .658            .511         1.169       .659           --       .659
1/1/98 - 12/31/98..........      13.46        .657            .155          .812       .652           --       .652
CLASS B
1/12/95* - 12/31/95........      11.82        .544           1.340         1.884       .554           --       .554
1/1/96 - 12/31/96..........      13.15        .565           (.201)         .364       .564           --       .564
1/1/97 - 12/31/97..........      12.95        .556            .500         1.056       .556           --       .556
1/1/98 - 12/31/98..........      13.45        .549            .155          .704       .544           --       .544
CALIFORNIA FUND
CLASS A
1/1/94 - 12/31/94..........     $12.12       $.598         $(1.328)       $(.730)     $.620          $--      $.620
1/1/95 - 12/31/95..........      10.77        .580           1.335         1.915       .589         .136       .725
1/1/96 - 12/31/96..........      11.96        .576           (.128)         .448       .575         .073       .648
1/1/97 - 12/31/97..........      11.76        .569            .534         1.103       .570         .173       .743
1/1/98 - 12/31/98..........      12.12        .558            .190          .748       .554         .114       .668
CLASS B
1/12/95* - 12/31/95........      10.87        .472           1.227         1.699       .483         .136       .619
1/1/96 - 12/31/96..........      11.95        .486           (.123)         .363       .480         .073       .553
1/1/97 - 12/31/97..........      11.76        .476            .532         1.008       .475         .173       .648
1/1/98 - 12/31/98..........      12.12        .458            .184          .642       .458         .114       .572


    *   Date Class B shares were first offered.
   **   Calculated without sales charges.
    +   Annualized.

   ++   Net of expenses  waived or assumed by the  investment  adviser and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $11.71         (5.63)            $8,803          .30          5.52          1.24           4.59             63
       13.15         18.41              8,834          .50          5.27          1.15           4.62             36
       12.95          3.69              8,383          .53          5.17          1.23           4.47             27
       13.46          9.28              9,691          .50          5.03          1.16           4.37             24
       13.62          6.17             10,873          .50          4.88          1.13           4.25             50

       13.15         16.20                173         1.30+         4.62+         1.95+          3.95+            36
       12.95          2.89                289         1.33          4.37          2.03           3.67             27
       13.45          8.36                437         1.30          4.23          1.96           3.57             24
       13.61          5.33                489         1.30          4.08          1.93           3.45             50


      $10.77         (6.10)           $15,335          .97          5.27          1.22           5.02             83
       11.96         18.16             16,547          .90          5.02          1.15           4.77             53
       11.76          3.91             15,558          .84          4.93          1.19           4.58             30
       12.12          9.66             15,601          .80          4.80          1.16           4.44             46
       12.20          6.31             14,614          .80          4.59          1.17           4.22             79

       11.95         15.91                 59         1.74+         4.31+         2.00+          4.04+            53
       11.76          3.16                114         1.63          4.14          1.98           3.79             30
       12.12          8.79                220         1.60          4.00          1.96           3.64             46
       12.19          5.40                479         1.60          3.79          1.97           3.42             79




-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS FROM
                                     -------------------------------------------        -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

COLORADO FUND
CLASS A
1/1/94 - 12/31/94..........     $12.60       $.631         $(1.351)       $(.720)     $.640          $--      $.640
1/1/95 - 12/31/95..........      11.24        .668           1.340         2.008       .668           --       .668
1/1/96 - 12/31/96..........      12.58        .642           (.089)         .553       .643           --       .643
1/1/97 - 12/31/97..........      12.49        .638            .498         1.136       .636           --       .636
1/1/98 - 12/31/98..........      12.99        .644            .152          .796       .636           --       .636
CLASS B
1/12/95* - 12/31/95........      11.35        .564           1.239         1.803       .573           --       .573
1/1/96 - 12/31/96..........      12.58        .547           (.100)         .447       .547           --       .547
1/1/97 - 12/31/97..........      12.48        .539            .501         1.040       .540           --       .540
1/1/98 - 12/31/98..........      12.98        .538            .160          .698       .528           --       .528
CONNECTICUT  FUND
CLASS A
1/1/94 - 12/31/94..........     $13.05       $.609         $(1.480)       $(.871)     $.609          $--      $.609
1/1/95 - 12/31/95..........      11.57        .617           1.333         1.950       .620           --       .620
1/1/96 - 12/31/96..........      12.90        .619           (.202)         .417       .617           --       .617
1/1/97 - 12/31/97..........      12.70        .613            .471         1.084       .614           --       .614
1/1/98 - 12/31/98..........      13.17        .607            .186          .793       .603           --       .603
CLASS B
1/12/95* - 12/31/95........      11.67        .512           1.242         1.754       .524           --       .524
1/1/96 - 12/31/96..........      12.90        .522           (.204)         .318       .518           --       .518
1/1/97 - 12/31/97..........      12.70        .516            .470          .986       .516           --       .516
1/1/98 - 12/31/98..........      13.17        .500            .176          .676       .496           --       .496



    *  Date Class B shares were first offered.
   **  Calculated without sales charges.
    +  Annualized.

   ++  Net of expenses  waived or assumed by the  investment  adviser and/or the transfer agent.




------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $11.24         (5.77)            $3,110          .20          5.41          1.43           4.18            108
       12.58         18.25              3,525          .20          5.54          1.32           4.42             45
       12.49          4.57              3,466          .38          5.20          1.40           4.17             20
       12.99          9.37              3,424          .40          5.07          1.29           4.18             39
       13.15          6.27              3,571          .40          4.96          1.26           4.10             25

       12.58         16.18                131         1.00+         4.90+         2.12+          3.75+            45
       12.48          3.68                241         1.19          4.39          2.21           3.36             20
       12.98          8.55                370         1.20          4.27          2.09           3.38             39
       13.15          5.48                374         1.20          4.16          2.06           3.30             25



      $11.57        (6.75)            $14,848          .87          5.01          1.22           4.66             63
       12.90        17.18              16,725          .85          4.98          1.20           4.63             26
       12.70         3.37              15,203          .81          4.92          1.23           4.50             15
       13.17         8.77              16,151          .80          4.78          1.17           4.41             14
       13.36         6.15              17,434          .80          4.58          1.16           4.22             25

       12.90        15.28                 857         1.71+         4.12+         2.07+          3.76+            26
       12.70         2.57               1,505         1.61          4.12          2.02           3.71             15
       13.17         7.95               2,891         1.60          3.98          1.97           3.61             14
       13.35         5.22               3,484         1.60          3.78          1.96           3.42             25





-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS FROM
                                     -------------------------------------------        -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

FLORIDA FUND
CLASS A
1/1/94 - 12/31/94..........     $13.14       $.642         $(1.346)       $(.704)     $.646          $--      $.646
1/1/95 - 12/31/95..........      11.79        .640           1.527         2.167       .647           --       .647
1/1/96 - 12/31/96..........      13.31        .623           (.198)         .425       .625           --       .625
1/1/97 - 12/31/97..........      13.11        .624            .547         1.171       .624         .037       .661
1/1/98 - 12/31/98..........      13.62        .616            .195          .811       .613         .068       .681
CLASS B
1/12/95* - 12/31/95........      11.87        .529           1.460         1.989       .549           --       .549
1/1/96 - 12/31/96..........      13.31        .530           (.204)         .326       .526           --       .526
1/1/97 - 12/31/97..........      13.11        .531            .552         1.083       .526         .037       .563
1/1/98 - 12/31/98..........      13.63        .507            .186          .693       .505         .068       .573


GEORGIA  FUND
CLASS A
1/1/94 - 12/31/94..........     $12.49       $.584         $(1.165)       $(.581)     $.579          $--      $.579
1/1/95 - 12/31/95..........      11.33        .653           1.387         2.040       .650           --       .650
1/1/96 - 12/31/96..........      12.72        .639           (.161)         .478       .648           --       .648
1/1/97 - 12/31/97..........      12.55        .639            .578         1.217       .637           --       .637
1/1/98 - 12/31/98..........      13.13        .645            .135          .780       .640           --       .640
CLASS B
1/12/95* - 12/31/95........      11.42        .529           1.303         1.832       .542           --       .542
1/1/96 - 12/31/96..........      12.71        .563           (.183)         .380       .550           --       .550
1/1/97 - 12/31/97..........      12.54        .524            .584         1.108       .538           --       .538
1/1/98 - 12/31/98..........      13.11        .539            .133          .672       .532           --       .532


*      Date Class B shares were first offered.

**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $11.79         (5.39)           $19,765          .62          5.24          1.19           4.67             98
       13.31         18.77             22,229          .75          5.05          1.15           4.65             68
       13.11          3.34             23,299          .83          4.80          1.16           4.47             55
       13.62          9.18             23,840          .80          4.71          1.11           4.40             19
       13.75          6.09             25,873          .80          4.50          1.10           4.20             44

       13.31         17.06                299         1.68+         4.12+         2.09+          3.70+            68
       13.11          2.56                549         1.62          4.01          1.95           3.68             55
       13.63          8.38                837         1.60          3.91          1.91           3.60             19
       13.75          5.19                858         1.60          3.70          1.90           3.40             44



      $11.33         (4.69)            $2,065          .20          4.99          1.93           3.26             78
       12.72         18.40              3,047          .20          5.41          1.42           4.20             45
       12.55          3.94              3,269          .38          5.17          1.44           4.11             37
       13.13         10.00              3,152          .40          5.03          1.33           4.10             21
       13.27          6.08              3,162          .40          4.92          1.20           4.12             36

       12.71         16.34                 97         1.00+         4.61+         2.22+          3.40+            45
       12.54          3.13                151         1.19          4.36          2.25           3.30             37
       13.11          9.07                203         1.20          4.23          2.13           3.30             21
       13.25          5.23                250         1.20          4.12          2.00           3.32             36



-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS FROM
                                     -------------------------------------------     -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

MARYLAND  FUND
CLASS A
1/1/94 - 12/31/94..........     $13.15       $.644         $(1.373)       $(.729)     $.651          $--      $.651
1/1/95 - 12/31/95..........      11.77        .668           1.348         2.016       .666           --       .666
1/1/96 - 12/31/96..........      13.12        .650           (.235)         .415       .655           --       .655
1/1/97 - 12/31/97..........      12.88        .652            .549         1.201       .651           --       .651
1/1/98 - 12/31/98..........      13.43        .651            .186          .837       .647           --       .647
CLASS B
1/12/95* - 12/31/95........      11.85        .561           1.279         1.840       .570           --       .570
1/1/96 - 12/31/96..........      13.12        .555           (.249)         .306       .556           --       .556
1/1/97 - 12/31/97..........      12.87        .551            .556         1.107       .547           --       .547
1/1/98 - 12/31/98..........      13.43        .543            .186          .729       .539           --       .539


MASSACHUSETTS FUND
CLASS A
1/1/94 - 12/31/94..........     $12.28       $.627         $(1.267)       $(.640)     $.630          $--      $.630
1/1/95 - 12/31/95..........      11.01        .612           1.227         1.839       .613         .016       .629
1/1/96 - 12/31/96..........      12.22        .603           (.256)         .347       .602         .045       .647
1/1/97 - 12/31/97..........      11.92        .601            .356          .957       .603         .074       .677
1/1/98 - 12/31/98..........      12.20        .586            .049          .635       .578         .237       .815
CLASS B
1/12/95* - 12/31/95........      11.09        .508           1.155         1.663       .527         .016       .543
1/1/96 - 12/31/96..........      12.21        .514           (.263)         .251       .506         .045       .551
1/1/97 - 12/31/97..........      11.91        .508            .353          .861       .507         .074       .581
1/1/98 - 12/31/98..........      12.19        .488            .061          .549       .482         .237       .719


*      Date Class B shares were first offered.

**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $11.77         (5.59)            $6,904          .45          5.27          1.34           4.37             44
       13.12         17.50              8,666          .48          5.32          1.24           4.55             49
       12.88          3.33             10,118          .51          5.10          1.24           4.37             13
       13.43          9.59             10,705          .50          5.01          1.18           4.33             35
       13.62          6.38             11,280          .50          4.84          1.16           4.18             33

       13.12         15.82                423         1.38+         4.42+         2.19+          3.61+            49
       12.87          2.45              1,021         1.31          4.30          2.05           3.57             13
       13.43          8.81              1,782         1.30          4.21          1.98           3.53             35
       13.62          5.54              2,215         1.30          4.04          1.96           3.38             33




      $11.01         (5.30)           $20,838          .95          5.45          1.20           5.20             64
       12.22         17.07             23,180          .90          5.22          1.15           4.97             40
       11.92          2.99             22,543          .86          5.08          1.18           4.76             45
       12.20          8.27             22,852          .80          5.01          1.15           4.66             28
       12.02          5.33             22,421          .80          4.82          1.15           4.47             49

       12.21         15.28                314         1.76+         4.36+         2.01+          4.10+            40
       11.91          2.16                519         1.66          4.28          1.98           3.96             45
       12.19          7.41                783         1.60          4.21          1.95           3.86             28
       12.02          4.60              1,426         1.60          4.02          1.95           3.67             49



-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS FROM
                                     -------------------------------------------          -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

MICHIGAN FUND
CLASS A
1/1/94 - 12/31/94..........     $12.89       $.612         $(1.423)       $(.811)     $.609          $--      $.609
1/1/95 - 12/31/95..........      11.47        .634           1.331         1.965       .635           --       .635
1/1/96 - 12/31/96..........      12.80        .627           (.215)         .412       .631         .011       .642
1/1/97 - 12/31/97..........      12.57        .610            .535         1.145       .609         .046       .655
1/1/98 - 12/31/98..........      13.06        .591            .124          .715       .589         .096       .685
CLASS B
1/12/95* - 12/31/95........      11.57        .528           1.241         1.769       .539           --       .539
1/1/96 - 12/31/96..........      12.80        .534           (.229)         .305       .534         .011       .545
1/1/97 - 12/31/97..........      12.56        .511            .536         1.047       .511         .046       .557
1/1/98 - 12/31/98..........      13.05        .484            .123          .607       .481         .096       .577



MINNESOTA FUND
CLASS A
1/1/94 - 12/31/94..........     $11.77       $.592         $(1.282)       $(.690)     $.600          $--      $.600
1/1/95 - 12/31/95..........      10.48        .589           1.022         1.611       .591           --       .591
1/1/96 - 12/31/96..........      11.50        .592           (.210)         .382       .592           --       .592
1/1/97 - 12/31/97..........      11.29        .599            .340          .939       .599           --       .599
1/1/98 - 12/31/98..........      11.63        .592            .116          .708       .588           --       .588
CLASS B
1/12/95* - 12/31/95........      10.55        .515           .950          1.465       .515           --       .515
1/1/96 - 12/31/96..........      11.50        .493          (.205)          .288       .498           --       .498
1/1/97 - 12/31/97..........      11.29        .508           .341           .849       .509           --       .509
1/1/98 - 12/31/98..........      11.63        .498           .114           .612       .492           --       .492


    *  Date Class B shares were first offered.
   **  Calculated without sales charges.
    +  Annualized.

   ++  Net of expenses  waived or assumed by the  investment  adviser and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $11.47         (6.36)           $30,362          .93          5.11          1.18           4.86             60
       12.80         17.47             36,837          .89          5.14          1.14           4.89             45
       12.57          3.37             36,928          .88          5.03          1.13           4.78             43
       13.06          9.37             39,581          .87          4.80          1.12           4.55             32
       13.09          5.60             39,061          .89          4.51          1.13           4.27             20


       12.80         15.55                388         1.76+         4.41+         2.02+          4.15+            45
       12.56          2.49                724         1.69          4.22          1.94           3.97             43
       13.05          8.54              1,018         1.67          4.00          1.92           3.75             32
       13.08          4.73              1,032         1.69          3.71          1.93           3.47             20


      $10.48         (5.93)            $7,375          .65          5.40          1.29           4.76             34
       11.50         15.68              8,162          .65          5.29          1.31           4.63             53
       11.29          3.47              8,304          .56          5.27          1.31           4.52             49
       11.63          8.57              8,231          .50          5.27          1.21           4.56             15
       11.75          6.23              8,346          .50          5.08          1.23           4.35             22

       11.50         14.13                 .1         1.45+         4.64+         2.11+          3.96+            53
       11.29          2.61                 41         1.40          4.44          2.14           3.69             49
       11.63          7.71                 44         1.30          4.47          2.01           3.76             15
       11.75          5.37                 47         1.30          4.28          2.03           3.55             22



-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS FROM
                                     -------------------------------------------     -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

MISSOURI FUND
CLASS A
1/1/94 - 12/31/94..........     $12.50       $.617         $(1.384)       $(.767)     $.613          $--      $.613
1/1/95 - 12/31/95..........      11.12        .662           1.356         2.018       .668           --       .668
1/1/96 - 12/31/96..........      12.47        .637           (.180)         .457       .637           --       .637
1/1/97 - 12/31/97..........      12.29        .638            .490         1.128       .638           --       .638
1/1/98 - 12/31/98..........      12.78        .634            .188          .822       .632           --       .632
CLASS B
1/12/95* - 12/31/95........      11.22        .548           1.260         1.808       .548           --       .548
1/1/96 - 12/31/96..........      12.48        .538           (.189)         .349       .539           --       .539
1/1/97 - 12/31/97..........      12.29        .537            .494         1.031       .541           --       .541
1/1/98 - 12/31/98..........      12.78        .528            .187          .715       .525           --       .525


NEW JERSEY FUND
CLASS A
1/1/94 - 12/31/94..........     $13.51       $.659         $(1.448)       $(.789)     $.661          $--      $.661
1/1/95 - 12/31/95..........      12.06        .648           1.291         1.939       .652         .097       .749
1/1/96 - 12/31/96..........      13.25        .636           (.245)         .391       .636         .015       .651
1/1/97 - 12/31/97..........      12.99        .630            .427         1.057       .629         .118       .747
1/1/98 - 12/31/98..........      13.30        .606            .153          .759       .607         .142       .749
CLASS B
1/12/95* - 12/31/95........      12.14        .526           1.199         1.725       .528         .097       .625
1/1/96 - 12/31/96..........      13.24        .533           (.253)         .280       .535         .015       .550
1/1/97 - 12/31/97..........      12.97        .525            .433          .958       .530         .118       .648
1/1/98 - 12/31/98..........      13.28        .498            .153          .651       .499         .142       .641



*      Date Class B shares were first offered.

**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
============   ============    ==============   ==========   ===========    ==========    ===========     ==========


      $11.12         (6.20)            $1,611          .20          5.45          1.57           4.07             98
       12.47         18.55              1,890          .20          5.58          1.42           4.36             50
       12.29          3.84              1,925          .38          5.24          1.69           3.93             15
       12.78          9.44              1,798          .40          5.13          1.46           4.07             12
       12.97          6.59              2,087          .40          4.97          1.30           4.07             17

       12.48         16.41                 .1         1.00+         4.94+         2.22+          3.68+            50
       12.29          2.93                 36         1.24          4.38          2.55           3.07             15
       12.78          8.60                117         1.20          4.33          2.26           3.27             12
       12.97          5.71                172         1.20          4.17          2.10           3.27             17



      $12.06         (5.91)           $55,379          .99          5.21          1.14           5.06             60
       13.25         16.41             59,153          .99          5.06          1.14           4.91             30
       12.99          3.09             58,823          .98          4.92          1.13           4.77             35
       13.30          8.36             59,243          .96          4.81          1.11           4.66             22
       13.31          5.84             60,585          .97          4.53          1.11           4.39             27

       13.24         14.45                957         1.81+         4.24+         1.97+          4.08+            30
       12.97          2.22              1,603         1.78          4.12          1.93           3.97             35
       13.28          7.56              2,011         1.76          4.01          1.91           3.86             22
       13.29          5.00              2,562         1.77          3.73          1.91           3.59             27



-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS FROM
                                     -------------------------------------------     -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

NORTH CAROLINA FUND
CLASS A
1/1/94 - 12/31/94..........     $12.28       $.594         $(1.380)       $(.786)     $.594          $--      $.594
1/1/95 - 12/31/95..........      10.90        .608           1.391         1.999       .609           --       .609
1/1/96 - 12/31/96..........      12.29        .590           (.159)         .431       .591           --       .591
1/1/97 - 12/31/97..........      12.13        .597            .530         1.127       .597           --       .597
1/1/98 - 12/31/98..........      12.66        .593            .239          .832       .592           --       .592
CLASS B
1/12/95* - 12/31/95........      10.99        .492           1.307         1.799       .499           --       .499
1/1/96 - 12/31/96..........      12.29        .496           (.161)         .335       .495           --       .495
1/1/97 - 12/31/97..........      12.13        .497            .534         1.031       .501           --       .501
1/1/98 - 12/31/98..........      12.66        .491            .233          .724       .484           --       .484


OHIO FUND
CLASS A
1/1/94 - 12/31/94..........     $12.66       $.613         $(1.353)       $(.740)     $.620          $--      $.620
1/1/95 - 12/31/95..........      11.30        .615           1.306         1.921       .619         .092       .711
1/1/96 - 12/31/96..........      12.51        .605           (.097)         .508       .609         .059       .668
1/1/97 - 12/31/97..........      12.35        .607            .430         1.037       .606         .071       .677
1/1/98 - 12/31/98..........      12.71        .614            .040          .654       .597         .067       .664
CLASS B
1/12/95* - 12/31/95........      11.40        .503           1.212         1.715       .513         .092       .605
1/1/96 - 12/31/96..........      12.51        .507           (.095)         .412       .513         .059       .572
1/1/97 - 12/31/97..........      12.35        .507            .424          .931       .510         .071       .581
1/1/98 - 12/31/98..........      12.70        .495            .061          .556       .489         .067       .556


*      Date Class B shares were first offered.

**     Calculated without sales charges.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.




------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS +                    ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $10.90         (6.45)            $3,872          .20          5.22          1.44           3.99             61
       12.29         18.72              4,984          .20          5.18          1.36           4.03             76
       12.13          3.68              5,822          .38          4.94          1.31           4.02             43
       12.66          9.56              6,697          .40          4.87          1.23           4.04             30
       12.90          6.72              8,297          .40          4.68          1.13           3.95             54

       12.29         16.65                 75         1.00+         4.38+         2.16+          3.23+            76
       12.13          2.85                134         1.20          4.12          2.12           3.20             43
       12.66          8.71                185         1.20          4.07          2.03           3.24             30
       12.90          5.83                246         1.20          3.88          1.93           3.15             54


      $11.30         (5.91)           $18,169          .85          5.18          1.20           4.83             57
       12.51         17.34             19,398          .87          5.07          1.22           4.72             70
       12.35          4.23             20,123          .86          4.95          1.19           4.62             33
       12.71          8.64             19,308          .80          4.88          1.18           4.50             25
       12.70          5.26             19,767          .80          4.83          1.19           4.44             34

       12.51         15.30                282         1.76+         4.33+         2.13+          3.95+            70
       12.35          3.43                279         1.66          4.15          1.99           3.82             33
       12.70          7.73                335         1.60          4.08          1.98           3.70             25
       12.70          4.46                403         1.60          4.03          1.99           3.64             34




-------------------------------------------------------------------------------------------------------------------
                                                         PER SHARE DATA
                             --------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS FROM
                                     -------------------------------------------     -----------------------

                             NET ASSET
                                 VALUE                 NET REALIZED                     NET
                               -------         NET   AND UNREALIZED   TOTAL FROM    INVEST-          NET      TOTAL
                             BEGINNING  INVESTMENT   GAIN (LOSS) ON   INVESTMENT       MENT     REALIZED    DISTRI-
                             OF PERIOD      INCOME      INVESTMENTS   OPERATIONS     INCOME         GAIN    BUTIONS
---------------------------- ---------- ----------   --------------   ----------  ---------     --------   --------

OREGON FUND
CLASS A
1/1/94 - 12/31/94..........     $12.29       $.529         $(1.339)       $(.810)     $.610          $--      $.610
1/1/95 - 12/31/95..........      10.87        .626           1.289         1.915       .625           --       .625
1/1/96 - 12/31/96..........      12.16        .589           (.161)         .428       .588           --       .588
1/1/97 - 12/31/97..........      12.00        .582            .582         1.164       .584           --       .584
1/1/98 - 12/31/98..........      12.58        .582            .191          .773       .583           --       .583
CLASS B
1/12/95* - 12/31/95........      10.97        .541           1.182         1.723       .543           --       .543
1/1/96 - 12/31/96..........      12.15        .495           (.161)         .334       .494           --       .494
1/1/97 - 12/31/97..........      11.99        .485            .573         1.058       .488           --       .488
1/1/98 - 12/31/98..........      12.56        .480            .204          .684       .484           --       .484


PENNSYLVANIA  FUND
CLASS A
1/1/94 - 12/31/94..........     $13.16       $.627         $(1.447)       $(.820)     $.630          $--      $.630
1/1/95 - 12/31/95..........      11.71        .638           1.463         2.101       .635         .036       .671
1/1/96 - 12/31/96..........      13.14        .622           (.197)         .425       .627         .028       .655
1/1/97 - 12/31/97..........      12.91        .624            .523         1.147       .624         .153       .777
1/1/98 - 12/31/98..........      13.28        .642            .038          .680       .605         .095       .700
CLASS B
1/12/95* - 12/31/95........      11.81        .539           1.376         1.915       .549         .036       .585
1/1/96 - 12/31/96..........      13.14        .529           (.201)         .328       .530         .028       .558
1/1/97 - 12/31/97..........      12.91        .526            .510         1.036       .523         .153       .676
1/1/98 - 12/31/98..........      13.27        .533            .039          .572       .497         .095       .592


VIRGINIA FUND
CLASS A
1/1/94 - 12/31/94..........     $13.06       $.611         $(1.383)       $(.772)     $.608         $--       $.608
1/1/95 - 12/31/95..........      11.68        .625           1.370         1.995       .629        .036        .665
1/1/96 - 12/31/96..........      13.01        .626           (.195)         .431       .624        .067        .691
1/1/97 - 12/31/97..........      12.75        .615            .504         1.119       .617        .032        .649
1/1/98 - 12/31/98..........      13.22        .612            .123          .735       .603        .092        .695
CLASS B
1/12/95* - 12/31/95........      11.76        .510           1.286         1.796       .520        .036        .556
1/1/96 - 12/31/96..........      13.00        .525           (.194)         .331       .524        .067        .591
1/1/97 - 12/31/97..........      12.74        .513            .505         1.018       .516        .032        .548
1/1/98 - 12/31/98..........      13.21        .505            .112          .617       .495        .092        .587


    *  Date Class B shares were first offered.
   **  Calculated without sales charges.
    +  Annualized.

   ++  Net of expenses  waived or assumed by the  investment  adviser  and/or the transfer agent.



------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------

                                                                           RATIO TO AVERAGE NET ASSETS
                                                    RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                      NET ASSETS ++                   ASSUMED
                                                ------------------------    --------------------------

   NET ASSET
       VALUE                                                         NET                           NET     PORTFOLIO
------------                       NET ASSETS                 INVESTMENT                    INVESTMENT      TURNOVER
      END OF   TOTAL RETURN     END OF PERIOD     EXPENSES        INCOME      EXPENSES          INCOME          RATE
      PERIOD         ** (%)    (IN THOUSANDS)          (%)           (%)           (%)             (%)           (%)
------------   ------------    --------------   ----------   -----------    ----------    -----------     ----------


      $10.87         (6.65)            $4,696          .20          5.36          1.39           4.17            135
       12.16         17.99              6,840          .20          5.36          1.23           4.33             36
       12.00          3.68              9,917          .46          4.97          1.26           4.16             21
       12.58          9.97             11,800          .50          4.78          1.20           4.11             32
       12.77          6.29             13,038          .50          4.62          1.20           3.92             27

       12.15         16.00                342         1.00+         4.72+         2.03+          3.65+            36
       11.99          2.87                568         1.26          4.17          2.07           3.36             21
       12.56          9.03                752         1.30          3.98          2.00           3.31             32
       12.76          5.55              1,040         1.30          3.82          2.00           3.12             27


      $11.71         (6.31)           $33,542          .88         5.11           1.13           4.86             81
       13.14         18.29             39,980          .86         5.07           1.11           4.82             48
       12.91          3.39             42,228          .86         4.86           1.11           4.61             42
       13.28          9.14             42,223          .85         4.79           1.10           4.54             37
       13.26          5.23             40,774          .86         4.81           1.10           4.57             26

       13.14         16.49                247         1.72+        4.20+          1.98+          3.94+            48
       12.91          2.61                781         1.66         4.06           1.91           3.81             42
       13.27          8.23              1,739         1.65         3.99           1.90           3.74             37
       13.25          4.39              2,048         1.66         4.01           1.90           3.77             26


      $11.68         (5.97)           $22,325          .85         5.01           1.20           4.66             55
       13.01         17.42             25,193          .81         5.01           1.16           4.66             34
       12.75          3.47             21,047          .79         4.93           1.20           4.52             30
       13.22          9.03             22,136          .80         4.78           1.16           4.42             10
       13.26          5.69             23,423          .80         4.62           1.14           4.28             26

       13.00         15.53                991         1.66+        4.16+          2.02+          3.80+            34
       12.74          2.66              1,166         1.59         4.13           2.00           3.72             30
       13.21          8.19              1,390         1.60         3.98           1.96           3.62             10
       13.24          4.76              1,484         1.60         3.82           1.94           3.48             26


[FIRST INVESTORS LOGO]

INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
NEW YORK INSURED TAX FREE
MULTI-STATE INSURED TAX FREE


     ARIZONA                       MINNESOTA
     CALIFORNIA                    MISSOURI
     COLORADO                      NEW JERSEY
     CONNECTICUT                   NORTH CAROLINA
     FLORIDA                       OHIO
     GEORGIA                       OREGON
     MARYLAND                      PENNSYLVANIA
     MASSACHUSETTS                 VIRGINIA
     MICHIGAN


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:


Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026


You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                              (Investment Company Act File No.: First Investors Insured Intermediate Tax Exempt Fund 811-5690; First Investors Insured Tax Exempt Fund, Inc.
                              811-2923; First Investors New York Insured Tax Free Fund, Inc. 811-3843; First Investors Multi-State Insured Tax Free Fund 811-4623)

FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
      A SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND


95 Wall Street
New York, New York 10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1999



      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE TAX EXEMPT FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND"), FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED TAX FREE FUND"), and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("MULTI-STATE INSURED TAX FREE
FUND"). Each Fund is an open-end diversified management investment company. SERIES FUND offers five separate series, one of which, INSURED INTERMEDIATE TAX EXEMPT FUND, is described in this SAI. INSURED TAX EXEMPT FUND and NEW YORK INSURED TAX FREE FUND each offer one series. MULTI-STATE INSURED TAX FREE FUND offers 17 series: Arizona Fund, California Fund, Colorado Fund, Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, North Carolina Fund, Ohio Fund, Oregon Fund, Pennsylvania Fund and Virginia Fund (each a "Single State Fund"). INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND, and each Single State Fund are referred to herein collectively as "Funds."


      This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 30, 1999, which may be obtained free of charge from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------


Investment Strategies and Risks..............................................3
Investment Policies..........................................................6
Futures and Options Strategies..............................................13
Investment Restrictions.....................................................19
Insurance...................................................................26
State Specific Risk Factors.................................................29
Portfolio Turnover..........................................................85
Directors or Trustees and Officers..........................................86
Management..................................................................88
Underwriter.................................................................91
Distribution Plans..........................................................92
Determination of Net Asset Value............................................95
Allocation of Portfolio Brokerage...........................................97
Purchase, Redemption and Exchange Of Shares................................ 98
Taxes...................................................................... 98
Performance Information....................................................114
General Information........................................................122
Appendix A Description of Municipal Bond Ratings...........................136
Appendix B Description of Municipal Note Ratings...........................139
Appendix C Description of Commercial Paper Ratings.........................140
Appendix D.................................................................141
Financial Statements.......................................................148
Shareholder Manual: A Guide To Your First Investors Mutual Fund Account....150

                         INVESTMENT STRATEGIES AND RISKS


INSURED INTERMEDIATE TAX EXEMPT FUND AND INSURED TAX EXEMPT FUND

      INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND each seek to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("AMT") (a "Tax Preference Item").


      INSURED INTERMEDIATE TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in various types of municipal securities issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Instruments"), the interest on which is exempt from Federal income tax and is not a Tax Preference Item. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a Tax Preference Item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of three to ten years. See "Municipal Instruments," below.

      INSURED TAX EXEMPT FUND seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of its total assets in other types of Municipal Instruments, including certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively with municipal bonds, "Municipal Instruments"). While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a Tax Preference Item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

      While each Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

      Each Fund may make loans of portfolio securities and invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. In addition, each Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as "inverse floaters"). INSURED INTERMEDIATE TAX EXEMPT FUND also may acquire detachable call options relating to municipal bonds and invest in repurchase agreements. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"). See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

NEW YORK INSURED TAX FREE FUND AND MULTI-STATE INSURED TAX FREE FUND


     GENERAL. Each Single State Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Insured Tax Free Fund will invest at least 65% of its assets in New York bonds, the New Jersey Fund will invest at least 65% of its assets in New Jersey bonds, and so on.

      NEW YORK INSURED TAX FREE FUND seeks to provide a high level of interest income which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of New York State and its municipal governments and by public authorities in New York State, as well as by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a Tax Preference Item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT.

      Each Single State Fund seeks to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for each

Fund, from state and local income taxes for residents of a particular state and is not a Tax Preference Item. Each Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, the interest on which is exempt from Federal income tax, state and local income taxes in the states for whose residents the particular Fund is established and is not a Tax Preference
Item. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a Tax Preference Item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT.

      While each Single State Fund diversifies its assets among municipal issuers, from time to time a Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of a Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

      NEW YORK INSURED TAX FREE FUND may make loans of its portfolio securities, and each Fund may invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations in which the rate of interest varies inversely with interest rates on other municipal obligations or an index ("inverse floaters") and may acquire detachable call options relating to municipal bonds. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's or BBB or higher by S&P, each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance," below. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

ALL FUNDS

      GENERAL RISK FACTORS. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Securities held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities, or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

                               INVESTMENT POLICIES


      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.


      DETACHABLE CALL OPTIONS. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. If interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. INSURED INTERMEDIATE TAX EXEMPT FUND may acquire detachable call options relating to municipal bonds that it already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as it continues to hold the detachable call option. INSURED INTERMEDIATE TAX EXEMPT FUND will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

      HIGH YIELD SECURITIES. Although each Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's or BBB by S&P, each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

      Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Adviser.
Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

      Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

      In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

      INVERSE FLOATERS. Each Fund may invest up to 10% of its net assets in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker-dealers or other institutional investors, provided the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, it pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time, and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such lending function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. INSURED INTERMEDIATE TAX EXEMPT FUND has a non-fundamental policy that the aggregate value of portfolio securities it can lend will not exceed 10% of its net assets, and INSURED TAX EXEMPT FUND may not make such loans in excess of 10% of its total assets.

      MUNICIPAL INSTRUMENTS. Each Fund may invest in the following types of Municipal Instruments:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

      PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

      CERTIFICATES OF PARTICIPATION. Certificates of Participation ("COPs") provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. The applicable Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the COPs in the applicable Fund's portfolio and, subject to review by that Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser, according to the factors reviewed by rating agencies.

      MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Fund's Board to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      VARIABLE RATE AND FLOATING RATE NOTES. Each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes, which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay agencies.

      REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE TAX EXEMPT FUND may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. INSURED INTERMEDIATE TAX EXEMPT FUND may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any Fund does so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of (1) obligations of the U.S. Government, its agencies or instrumentalities, (2) other debt securities or commercial paper rated within the highest grade by S&P or Moody's and (3) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specific return.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government obligations is usually three months to thirty years.

      WHEN-ISSUED SECURITIES. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON SECURITIES. Each Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

                         FUTURES AND OPTIONS STRATEGIES

      While the Funds have the ability to engage in the futures and options strategies discussed below, none of the Funds have the current intention of doing so. Subject to the lack of any current intention to do so, the Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission
("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES. Each Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, to the extent described under and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

      Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      OPTIONS GUIDELINES. In view of the risks involved in using options, a Fund's Board may adopt non-fundamental investment guidelines to govern a Fund's use of options that may be modified by each Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of the Fund's total assets. However, this does not limit the amount of a Fund's assets at risk to 5%.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

      Each Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

      Each Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

      Each Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

      FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Each Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a

Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

      Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means that the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

INSURED INTERMEDIATE TAX EXEMPT FUND. INSURED INTERMEDIATE TAX EXEMPT FUND will not:

      (1) Issue senior securities.

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Buy or  sell  real  estate  or  interests   in  oil,  gas  or  mineral
exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.


      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Make loans, except loans of portfolio securities and repurchase agreements.

      (8) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceeds 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      INSURED TAX EXEMPT FUND.  INSURED TAX EXEMPT FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

      (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

      (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Issue senior securities.

      (8) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

      (9) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (10) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

      (11) Invest in oil, gas or other mineral exploration or development programs.

      (12) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      (13) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval. These restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      NEW YORK INSURED TAX FREE FUND.  NEW YORK INSURED TAX FREE FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.


      (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.


      (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The  Fund   has   adopted   the   following   non-fundamental   investment
restrictions,   which  may  be  changed  without   shareholder   approval.   The
restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (6) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (7) Invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

      MULTI-STATE INSURED TAX FREE FUND.  Each Single State Fund will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

      (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

      (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (8) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (9) Make  loans,  except  by  purchase  of  debt   obligations,   publicly
distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

      MULTI-STATE INSURED TAX FREE FUND, on behalf of each Single State Fund, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. These restrictions provide that each Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Adviser, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (4) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                                    INSURANCE

      The municipal bonds in each Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

      Each Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. AMBAC furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

      In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

      The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

      Each Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net gain or loss realized by a Fund upon the sale of the bond.

      In addition to the contract of insurance relating to each Fund, there is a contract of insurance between AMBAC and Executive Investors Trust. Otherwise, neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.


      AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of $3,289,594,353 (unaudited) and statutory capital of $1,920,300,000 (unaudited) as of December 31, 1998. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.

      AMBAC has obtained a private letter ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the Internal Revenue Service's views on the proper interpretation of the Code and the regulations thereunder.

      AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

      The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

                           STATE SPECIFIC RISK FACTORS

      Set forth below is discussion of risk factors with respect to some of the Funds that invest primarily in obligations of issuers from a particular state. This information has been prepared by local counsel to each Fund.


      RISK FACTORS FOR THE ARIZONA FUND. The ARIZONA FUND will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations, the income derived by the ARIZONA FUND, the ability to preserve or realize appreciation of the ARIZONA FUND'S capital, and the liquidity of the ARIZONA FUND could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the ARIZONA FUND may invest.

      Arizona's economy continues on a path of strong growth, although economists at Arizona State University expect the growth rate to slow. There are, however, no signs of any serious imbalances. Arizona's economy is among the fastest growing in the country. The state's population increased by more than 100,000 each year during the 7-year period from 1991 to 1998. During 1998, Arizona's population was estimated at approximately 4.7 million. As a result, homebuilding and commercial construction are extremely strong, although construction is expected to slow somewhat in 1999. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

      The state's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. State unemployment rates have remained generally comparable to the national average in recent years, while the Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In 1998, the Arizona rate of non-agricultural job creation ranked first in the nation. Furthermore, in 1998, Arizona's personal income increased approximately 7.4 percent.

      Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.

      With respect to issuers of the securities in which the ARIZONA FUND will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

      Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the State with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

      Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

      Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

      RISK FACTORS FOR THE CALIFORNIA FUND. Changes in the California Constitution and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and, by limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13 provided for the assumption of certain local obligations by the State. Much of this aid to local governments, however, was eliminated during the recent recession, which was most acute in California from 1990 to 1995. During the same period, the California legislature attempted to offset this loss of aid by providing additional funding sources (such as sales taxes) to local governments and by reducing certain mandates for local services. There can, of course, be no assurance that local governments will receive sufficient state assistance to meet their obligations in a timely manner.

      Article XIIIB of the State's Constitution may also have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. This appropriations limit is adjusted annually for changes in State per capita personal income and population and, when applicable, transfers among government units of financial responsibility for providing services or of financial sources for the provision of those services. The appropriations limit has exceeded the appropriations subject thereto in each of the most recent three fiscal years and is projected to exceed those appropriations in both the 1998-1999 fiscal year and the
1999-2000 fiscal year. Payments of debt service on bonds authorized by the voters are exempt from this limitation. Revenues in excess of this appropriations limit are divided equally between transfers to K-14 school districts and refunds to taxpayers.

      In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 35% of General Fund revenues to such educational support.

      In November, 1996, the voters of California approved Proposition 218. Proposition 218, like Proposition 13, amended the California Constitution. It requires any special tax, levy or fee imposed or increased since January 1, 1995, without voter consent to be validated by a vote and certain new taxes, fees, charges and assessments and increases therein to be approved by voters prior to their implementation by government agencies. Since the passage of Proposition 218, the bond ratings of several large California cities, including Los Angeles and San Diego, have been downgraded by municipal bond ratings services.

      Expenditures exceeded revenues for four of the six fiscal years ending with 1992-1993, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. This accumulated deficit was financed with revenue anticipation notes and warrants which matured in subsequent fiscal years. All of these notes have been paid, and there has been no need to resort to this cross-year borrowing since the 1994-1995 fiscal year. The accumulated deficit was eliminated by the end of 1996.

      In August, 1998, the Legislature approved a $75.4 billion budget for the 1998-1999 fiscal year which included a general fund budget of $57.3 billion, up from $49 billion in fiscal 1997. The 1998-1999 budget included approximately $1.4 billion in tax cuts.

      Like in other states, the budgetary process in California often becomes a negotiation among various political groups which is not resolved until after the commencement of the relevant fiscal year. On July 21, 1998, after the beginning of the 1998-1999 fiscal year but prior to the adoption of the 1998-1999 budget, a state trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for the 1998-1999 fiscal year, with certain limited exceptions, in the absence of a State budget, irrespective of any continuing appropriation. (HOWARD JARVIS TAXPAYERS ASSOCIATION V. KATHLEEN CONNELL). This injunction has been stayed pending appeal. No date has been set for the argument of this appeal.

      In January, 1999, the newly-elected Governor submitted a proposed $77.5 billion budget, with a $60.3 billion General Fund budget for 1998-99 which projects a slight deficit to be financed from the state's reserves. This budget projects that General Fund revenues will be lower than previously anticipated due to the overseas economic downturn. This budget also assumes receipt of approximately $560 million as a first installment from the settlement of the tobacco litigation, one-time revenue from the sale of certain assets and approximately $400 million of federal aid above the levels currently received. The federal government has publicly announced its belief that it is entitled to a portion of the tobacco settlement that has been awarded to the states. As of the date hereof, this claim has not been resolved. There can be no assurance that this claim will be resolved in favor of the states or that the projected extra federal aid will be forthcoming.

      The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest, and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.

      The CALIFORNIA FUND holds securities of certain agencies that invested in the Orange County Investment Pool (an instrumentality of Orange County) (the "Pool"), including the Orange County Transportation Authority ("OCTA") and the South Orange County Public Finance Authority ("SOCPA"). As of the date of this SAI, all principal and interest payments have been made by OCTA and SOCPA when due, but there is no guarantee that they will be made in the future. Both securities issues are insured by a nationally recognized municipal bond insurance corporation. As of the date of this SAI, neither security has had its rating downgraded by a nationally recognized rating agency. However, although each insurance company that has insured obligations of entities who were invested in the Pool have indicated its intention to honor its policies, there can be no assurance at this time that each such insurance company will have the ability to pay the debt service on these obligations when due or whether it may raise defenses with respect to such policy.

      In addition, should OCTA and/or SOCPA not make debt service payments when due, enforceability of either's obligations may become subject to the Federal Bankruptcy Code and applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect; equity principles which may limit the specific enforcement under State law of certain remedies; the exercise by the United States of America of the powers delegated to it by the Constitution; and the reasonable and necessary exercise, in certain exceptional situations, of the police powers inherent in the sovereignty of the State of its governmental bodies in the interest of serving a significant and legitimate public purpose. Bankruptcy proceedings, or the exercise of powers by the federal or state governments, if initiated, could subject the owners of the securities of any governmental entity to judicial discretion and interpretation of their rights in bankruptcy or otherwise, and consequently may entail risks of delay, limitation, or modification of their rights.

      RISK FACTORS FOR THE COLORADO FUND. The COLORADO FUND will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

      The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of the State, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. Additionally, the State currently is authorized to issue short-term revenue anticipation notes.

      There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness of these local governments are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.74% of its actual value for ad valorem taxes collected in 1999. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

      In 1997, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $38,536,664,770, an increase of 14.7% from 1996 levels. In 1996 and 1997,
$2,784,138,646 and $3,032,963,241, respectively, were collected in property taxes throughout Colorado. Sales and use taxes collected at the local level from January 1, 1998 through June 30, 1998 (the most recent information available) increased approximately 9.4% over those collected for the same period in 1997.

      Colorado's economy has been robust for most of the 1990s, fueled in part by large public construction projects, a healthy tourist economy, and increased employment in the wholesale and retail trade and general services sectors and in high tech manufacturing. Now, most of the large public works projects are completed and increases in tourism have slowed since the voters failed in 1993 to approve an extension of the statewide tourism tax. For these and other reasons, the growth of the Colorado economy is slowing. The unemployment rate is increasing (3.4% in November 1998), although it still is below average for the

United States (4.4%), and Colorado's total non-agricultural employment, while at record highs, has shown a lower growth rate recently.

      Employment in the service and trade industries represents approximately 55% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 10% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment.

      A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment has not yet had a material adverse effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment") which has had the effect of lowering the assessment rate on residential property from 21% to 9.74% over the past 12 years. Younger or rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

      RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly, finance, insurance, real estate, trade (wholesale and retail) and services have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. In December of 1998, manufacturing provided approximately 16% of total Connecticut employment, while the service sector provided approximately 31% of the State's employment. The finance, insurance and real estate sector provided approximately 8% of the State's employment. A growing sector of the State's economy is exports, which grew 14% in 1997 to $7.8 billion and comprised over 6% of estimated Gross State Product.

      In the early 1990's, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, impeded the growth of the Connecticut economy. Since 1993, however, the State's economy has recovered. Helped by a strong national economy, the State's economy continued to grow during Fiscal Year 1998 and indicators of future economic activity are showing an upward trend. For instance, in October 1998, the increase in new housing permits was 20.3% higher than in the same month of the prior year.

      Connecticut's seasonally adjusted October 1998 unemployment rate of 3.8% represents a decrease from the 1997 unemployment rate of 4.7% and is lower than the October 1998 national unemployment rate of 4.6%. During the first three quarters of 1998, the State's job growth in non-farm employment was approximately 2.4%, greater than the national average job growth rate of 1.4% for the same period. The fastest growing industries in the state are securities services, amusement and recreational services, hotel and lodging, social services, business services, and general building contracting. Much of the
State's job growth has been fueled by small and medium sized businesses. However, although the overall employment picture for the State is improving, many of Connecticut's urban centers still have above average rates of unemployment.

      Connecticut's per capita income for 1997, at $35,954, was the highest in the nation and 42.1% above the national average. However, State median household income, adjusted for inflation, has declined by 25% since 1989. In addition, the State is one of the top five in the nation for income inequality, which may threaten the State's long-term prospects for growth.

      The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the personal income tax raised approximately $3.2 billion in Fiscal Year 1998, an increase of $.4 billion over Fiscal Year 1997.

      According to the State Comptroller, Fiscal Year 1998 ended with a General Fund operating surplus of $389 million, the largest surplus in more than a decade. The surplus was primarily due to strong revenue growth (a 6.2% increase over the prior year). The State Comptroller reported a surplus from the State's General Fund operations of approximately $93 million for Fiscal Year 1993 (excluding proceeds received from deficit financing); a surplus of $51 million for Fiscal Year 1994, a deficit of $242 million for Fiscal Year 1995, a surplus of $198 million for Fiscal Year 1996, and a surplus of $252 million for Fiscal Year 1997. On January 28, 1999, the State Comptroller's office reported that the General Fund is projected to show an operating surplus of approximately $416 million for Fiscal Year 1999.

      The State's General Fund balance sheet, however, which is presented using Generally Accepted Accounting Principles, showed a cumulative deficit of $694.3 million at the end of Fiscal Year 1998, an increase of $24.3 million from the prior year. Over the past five years, the General Fund balance sheet deficit has increased by almost 50%. The State Comptroller attributes the difference between the General Fund's operating surplus and the increase in balance sheet deficit primarily to the State's use of modified cash accounting for annual budgeting purposes.

      Fiscal Year 1998 expenditures from the General Fund increased by 5.6% over the prior year. In her November 3, 1998 letter to the Governor, the State Comptroller expressed concern that the State's constitutional cap on spending, for the first time since its inception in 1991, was exceeded by $194.1 million in 1998.

      In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. When the operations of all of the State's governmental funds are considered, the State showed an overall surplus of $7 million in Fiscal Year 1998. This surplus follows nine consecutive years of operating deficits.

      Connecticut's net State bonded debt was $9.3 billion at the end of Fiscal Year 1998. In Fiscal Year 1998, the State issued $70 million in bonds. Debt service for bonded debt, as a percentage of governmental expenditures, increased to 10.7% for Fiscal Year 1998 from 9.1% for Fiscal Year 1997. Connecticut has the highest per capita debt in the nation. Public bonded debt per capita increased to $2,820 in Fiscal Year 1998 from $2,774 for the prior year.

      In addition to bonded debt, the State has other long-term obligations which, for Fiscal Year 1998, primarily consisted of unfunded pension obligations of $6.761 billion, unfunded payments to employees for compensated absences of $264 million, unfunded workers' compensation payments of $279 million, and capital leases of $48 million. When these obligations are added to the State's bonded debt, Connecticut's total State debt for Fiscal Year 1998 was approximately $16.7 billion, a $233 million increase over the prior year. This high debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service. As of December 31, 1998, Connecticut general obligation bonds were rated Aa3, AA, and AA by Moody's, S&P, and Fitch Investors Service, respectively.

      The authorization and issuance of State and municipal debt, including the purpose, amount and nature thereof, the method and manner of incurring such debt, the maturity and terms of repayment thereof, and other related matters are governed by statute. Pursuant to various public acts or special bond acts, the State has authorized and issued bonds for a variety of projects and purposes. The State has no constitutional or other limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes.
Section 3-21 of the Connecticut General Statutes does, however, provide that no indebtedness for borrowed money payable from the General Fund tax receipts of the State may be authorized by the General Assembly except such as shall not cause the aggregate amount of such indebtedness (with certain exclusions) to exceed 1.6 times the total estimated General Fund tax receipts of the State during the Fiscal Year in which any such authorization will become effective.

      In general, the State has borrowed money through the issuance of general obligation bonds, the payment of which is made from the General Fund and backed by the full faith and credit of the State. However, the State also has the power to authorize, and has authorized and issued, revenue bonds payable from project revenues and to some extent, supported by a pledge of certain taxes. Such bonds are not backed by the full faith and credit of the State. For example, the State adopted legislation that provides for the issuance of the transportation-related special tax obligation bonds, the proceeds of which are to be used to pay for improvements to the State's transportation system. The bonds are payable solely from motor vehicle, motor fuel and other transportation-related taxes and fees, charges and other receipts pledged therefor and deposited in the Special Transportation Fund. The amount of revenues for any such project is dependent on the occurrence of future events and may thus differ materially from projected amounts.

      In addition, the State has established various Statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue producing projects. Five of such Statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted with respect to certain bonds issued by the City of West Haven for which the State has direct guarantee liability. From time to time, pursuant to public or special acts, the State has created or authorized the creation of other authorities with power to incur indebtedness and to finance projects, such as a Statewide health and educational facilities authority. Indebtedness of such authorities does not constitute a liability or debt of the State.

      The State is a party to numerous legal proceedings. According to the State Attorney General, most of these proceedings are unlikely to have a material adverse affect on the State's finances. There are, however, several legal proceedings which, if decided against the State, may result in material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is not possible to determine the outcome of these proceedings or to estimate the effects of adverse decisions on the State's financial position.

      RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description. This summary is based on publicly available information. The FLORIDA FUND has not independently verified the information.

      Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the state of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

      The state of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the state of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

      Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism, other services and trade. Economic development efforts are broadening. Nevertheless, economic developments affecting the service industry, the tourism industry and high-tech manufacturing could have severe effects on the Florida economy. Due to the development of amusement and educational theme parks, the seasonal and cyclical character of Florida's tourist industry has been reduced. However, a decline in the national economy, competition from other tourist destinations, crime and international developments all may affect Florida tourism.

      While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the state in the 1980's has slowed down in the 1990's. The state of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. In 1980, Florida was the seventh most populous state with a population of 9.7 million. As of July 1997, Florida's population was approximately 14.7 million, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states.

      Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. Demographers expect Florida's population growth in the 1990's to be significantly below the level of the 1980's. Since 1985, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase during the period 1991 to 1997 was 1.8%, based on 1997 estimates. The state's annual population growth is expected to continue at close to 230,000 throughout the 1990's.

      Florida's population growth is one reason why Florida's economy has generally performed better than the nation as a whole. However, continued population growth is no assurance of a strong economy. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

      While Florida is a leading site for retirement, it is also attracting a significant number of working-age people. For instance, since 1985, the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. As of July 1997, Florida had approximately 856,000 persons between the ages of 15-19, 996,000 persons between the ages of 20-39, and 1,056,000 persons between the ages of 40 and 64. The share of Florida's total working-age population (18-59 years of age) to total state population is approximately 54% and is not expected to change appreciably through the year 2000.

      Due to the large number of retirees, Florida's personal income has generally been insulated from certain economic effects. Florida's per capita personal income grew by about 4.1% in 1997, compared to the national average of about 4.7% during 1992 through 1997. However, because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are a relatively more important source of income than in the nation, generally, and the southeast. Property income, and transfer payments are typically less sensitive to national business cycles than employment income and therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Florida's retirement age population, living in part on interest income, will be adversely affected by any drops in interest rates. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

      The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 6% of the total U.S. manufacturing employment, since the beginning of the 1990's. However, defense cutbacks and a diminished space program will make it difficult to expand or even maintain Florida's existing small high-tech manufacturing base. The success or failure of efforts to increase the number of high-tech jobs in connection with the Venture Star space plant, Lockheed Martin Corp.'s reusable launch vehicle in Florida's East Coast and the impact of initiatives to develop technology based businesses along Florida's I-4 corridor may effect Florida's ability to expand or maintain a high-tech manufacturing base.

      In the area of international trade, Florida is considered well positioned to take advantage of strong economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994. However, poor economic conditions in Asia could affect Latin American countries, negatively impacting upon Florida's trade with Latin America.

      During the period 1985 - 1996, the state's population increased an estimated 26.1%. In the same period of time, Florida's total employment grew by approximately 28.5%. Florida's population grew about 1.6% during the period of July 1, 1997 to July 1, 1998. In 1997, Florida's job base grew by about 2.6%, however, a large portion of the new jobs were temporary positions. In 1998, Florida's service industries constituted about 90% of total non-farm employment. The average unemployment rate in Florida from 1986 to 1997 has been approximately 6.2%, while the national average has been approximately 6.2%. In January, 1998, however, the unemployment rate in Florida was 4.6% compared with 4.7% nationally.

      Florida's economy has been and currently is dependent on the highly cyclical construction and construction related manufacturing sectors. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is 5.4% of the U.S. population. Total housing starts grew about 1% between 1996 and 1997. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as a tight labor market, Federal tax reform, the availability and cost of financing, overdevelopment, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. Lower interest rates will tend to stimulate construction, while increased rates will diminish construction activity.

      Tourism is one of Florida's most important industries. Approximately 42.5 million domestic and international tourists visited Florida in 1996. In terms of business activities and state tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Visitors to the state tend to arrive by aircraft slightly more so than by automobile. The state's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the state has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result. However, economic uncertainties in Asia, Europe and Latin America and the value of the Canadian dollar may reduce international tourism to Florida.

      The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $12.92 billion of revenue in the 1997-1998 fiscal year. The state's dependence on sales taxes keeps the state susceptible to economic downturns which could cause a reduction in sales tax collections.

      Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes.

      Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

      Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

      Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, fast paced population growth, and citizens' expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills ($10 per thousand dollars of taxable assessed valuation). A constitutionally mandated homestead tax exemption ($25,000) also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mill limitation, could have a substantial adverse affect on local governments in the future. The State also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments cannot impose a personal income or payroll tax.

      Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. These growth plans must insure that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as "concurrency," this requirement has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

      In November, 1994, the voters of Florida approved the State legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

      The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

      General obligation bonds issued by the state of Florida have consistently been rated Aa2, AA+, and AA by Moody's, S & P, and Fitch IBCA. Inc., respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments.

Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

      Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

      While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the FLORIDA FUND will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

      RISK FACTORS FOR THE GEORGIA FUND. The GEORGIA FUND will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained in this summary of risk factors for the GEORGIA FUND is not intended to be a complete discussion of all relevant risk factors. There may be other factors not discussed herein, such as Year 2000 risks, that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.


      For fiscal year 1999, the Georgia General Assembly authorized $482,390,000, and a supplement of $794,719,000, in general obligation debt, with existing obligations at the end of fiscal year 1998 totaling $4,505,775,000. For fiscal year 2000, the Georgia General Assembly has not authorized any expenditures in general obligation debt. The 1998C and 1998D series of Georgia general obligation bonds are rated Aaa, AAA and AAA by Moody's, S&P, and Fitch, respectively.

      Georgia continues to experience steady growth in both the economic and demographic arenas, though Georgia's economy has slowed from pre-1996 Olympic Games levels. Georgia's net revenue collections for the fiscal year ending June 30, 1998, amounted to $11,204,520,190.48, a 6.5% increase from the previous fiscal year. Estimated revenue from taxes and fees for fiscal year 1999 is projected to be $11,977,000,000.

      According to the Department of Labor for the State of Georgia, Georgia's current unemployment rate is approximately 4.0%, placing Georgia below the national average unemployment rate. Georgia's low unemployment rate is not expected to decrease significantly. Total employment in Georgia is projected to increase by approximately sixteen percent by the year 2005, with large increases forecasted in service industries. Georgia's population is expected to grow steadily with projected population to increase to over 8.5 million people by the year 2010.


      While Georgia's immediate financial future appears sound, should the above-mentioned trends slow or reverse themselves, the Georgia economy and state revenues could be adversely affected. There can be no assurance that the events discussed above will not negatively affect the market value of the Georgia
Obligations or the ability of either the State of Georgia or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner


      RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the MARYLAND FUND are summarized below. This information is derived principally from official statements and preliminary official statements released on or before July 8, 1998, relating to issues of Maryland obligations and does not purport to be a complete description.

      The State's total expenditures for the fiscal years ending June 30, 1995, June 30, 1996 and June 30, 1997 were $13.528 billion, $14.169 billion and $14.787 billion, respectively. As of July 8, 1998, it was estimated that total expenditures for fiscal year 1998 would be $15.851 billion. The State's General Fund, the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited, representing approximately 55% - 60% of each year's total budget, had an unreserved surplus on a budgetary basis of $132.5 million in fiscal year 1995, an unreserved surplus of $13.1 million in fiscal year 1996, and an unreserved surplus of $207.2 million in fiscal year 1997 (of which $144.5 million was designated for fiscal year 1998 operations). The State Constitution mandates a balanced budget.

      In April 1997, the General Assembly approved the $15.438 billion 1998 fiscal year budget. The 1998 Budget includes $3.1 billion in aid to local governments (reflecting a $206 million increase in funding over 1997). When the 1998 Budget was enacted, it was estimated that the General Fund unreserved surplus on a budgetary basis at June 30, 1998, would be approximately $27.9 million; as of July 8, 1998 that surplus estimation had risen to $317.2 million. The Revenue Stabilization Account of the State Reserve Fund was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. It is estimated that the balance of the Revenue Stabilization Account as of June 30, 1998 was $617.6 million. The 1998 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

      In April of 1998, the General Assembly approved the $16.613 billion 1999 Budget. The 1999 Budget includes $3.3 billion in aid to local governments (reflecting a $169.1 million increase over 1998), and $75.5 million in net General Fund deficiency appropriations for fiscal year 1998.(1) It is estimated that the general fund surplus on a budgetary basis at June 30, 1999 will be approximately $14.5 million. In addition, it is estimated that the balance in


--------
(1) The Budget incorporates the first full year of the five-year phase-in of the 10% reduction in personal income taxes estimated to result in a reduction of revenues of $300 million in fiscal year 1999.

the Revenue Stabilization Account of the State Reserve Fund at June 30, 1999 will be $634 million (after a $185.2 million transfer to the General Fund).

      The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

      According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "A" by Moody's and "AA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.

      While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

      RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations relating to the investments of the MASSACHUSETTS FUND are summarized below. This information is derived principally from official statements and preliminary official statements released on or before February 1, 1999, relating to issues of Massachusetts obligations and does not purport to be a compete description.

      Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996, 1997 and 1998 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million, $221.0 million and $798.1 million, respectively.

      The Commonwealth's fiscal 1999 budget is based on estimated total revenues and other sources of approximately $19.726 billion. Total expenditures and other uses for fiscal 1999 are estimated at approximately $20.060 billion. The fiscal 1999 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1999. The fiscal 1999 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

      On January 27, 1999 the Governor submitted his fiscal 2000 budget recommendations to the legislature which provide for budgeted expenditures and other uses of approximately $20.556 billion. The recommended fiscal 2000 spending level is approximately $496 million above the fiscal 1999 budgeted expenditures and other uses of $20.060 billion. The Governor's recommendations project fiscal 1999 ending fund balances of approximately $906 million. The Governor's recommendations are, of course, subject to legislative consideration.

      In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 1998 and is expected to increase again in fiscal 1999.

      Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 and by public approval of an initiative petition on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.

      The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of approximately $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million. GAAP basis financial statements for fiscal 1997 indicate that the Commonwealth ended such year with a fund equity of $1.096 billion. GAAP basis financial statements for fiscal 1998 indicate that the Commonwealth ended such year with a fund equity of $1.841 billion.

      RISK FACTORS FOR THE MICHIGAN FUND. The information set forth below is derived in part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State").

      The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The durable goods manufacturing sector in Michigan and in other states tends to be more vulnerable to economic downturns and the component industries have been characterized as having excess capacity, resulting in plant closings and permanent reductions in the workforce, many of which have occurred in Michigan. Although the Michigan unemployment rate has recently been lower than the national unemployment rate, over the last ten years the Michigan unemployment rate has been typically much higher than the national average. The market value and marketability of bonds issued by the State and local units of government may be affected adversely by the same factors that affect Michigan's economy generally. The ability of the State and its local units of government to pay the principal of and the interest on their bonds may be affected by such factors, by the possibility of an unfavorable resolution of lawsuits against the State in the areas of corrections, highway maintenance, social services, court funding, tax collection, and budgetary reductions to school districts, and by certain constitutional, statutory and charter limitations.

      The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax and sales tax. Significant portions of tax revenues are designated for the State's School Aid Fund and are transferred to school districts for the financing of primary and secondary school operations.

      The Michigan State General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1996-97 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"), which reflected a positive balance of $1.152 billion at September 30, 1997. The State's Annual

Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

      Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

      Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

      In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned DONALD DURANT V. STATE OF MICHIGAN. The court held that monetary damages estimated at over $900 million were owed to the 84 school districts involved in Durant and over 400 other Michigan school districts, and legislation has been enacted to pay such damages from the BSF over a 15 year period. Similar constitutional challenges to the funding of special education services and transportation have been filed by another 100 school districts in a new matter (Durant II) that was remanded to the Michigan Court of Appeals in September 1998. The ultimate resolution of those claims is not presently determinable.

      Currently, the State's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard & Poor's, following rating increases announced earlier in 1998. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

      RISK FACTORS FOR THE MINNESOTA FUND. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the MINNESOTA FUND, and does not purport to be a complete description.

      The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund Balances have been positive.

      In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

      The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

      After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

      A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

      The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

      After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

      The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

      A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

      The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

      Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

      Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

      After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

      The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

      A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

      The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

      The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

      After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

      The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

      Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

      A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

      In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

      The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

      The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

      After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

      The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

      Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

      In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

      A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

      The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

      The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

      After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

      The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

      Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

      A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001, was projected at $2.137 billion.

      The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations.

      After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.

      The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $61 million in tobacco settlement revenues, and a $262 million reduction in expenditures. A total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and cash to replace bonding.


      The Commissioner of Finance in November 1998 estimated the balance at June 30, 2001, at $3.324 billion.

      A February 1999 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.235 billion due to a $285 million increase in projected revenues and a $3 million increase in expenditures. The balance at June 30, 2001, was projected at $4.056 billion.

      The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the MINNESOTA FUND are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

      At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the MINNESOTA FUND, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

      The Department of Finance acknowledged in 1995 that the State of Minnesota's accounting system was not Year 2000 (Y2K) compliant and the systems vendor would deliver a compliant version upgrade in the future. In mid-1997, State of Minnesota technical staff, along with the systems vendor, began a $6.5 million project to install the new compliant version of the accounting software. According to the most recent Official Statement, the State of Minnesota and the systems vendor were finishing up the remediation and testing stages of the project, and expected to implement the new software version on November 30, 1998. There can, however, be no assurance that such implementation will be done in a timely manner. Further, even if the State of Minnesota successfully addresses its Year 2000 compliance there can be no assurance that any other organization or governmental agency with which the State of Minnesota electronically interacts, including vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State of Minnesota may face material adverse consequences with respect to its revenues and operations. Local issuers in the State of Minnesota may face similar problems.

      Legislation  enacted  in  1995  provides  that  it is  the  intent  of the
Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the MINNESOTA FUND might be adversely affected, and the value of the shares of the MINNESOTA FUND might also be adversely affected.


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

      In October 1998 the State's bond ratings were Aaa by Moody's, AAA by S&P, and AAA by Fitch.

      Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the MINNESOTA FUND or the ability of respective obligors to make timely payment of the principal and interest on such obligations.


      RISK FACTORS FOR THE MISSOURI FUND. The following is a discussion of certain risk factors relevant to the MISSOURI FUND. The MISSOURI FUND will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the MISSOURI FUND. The discussion is limited to the general economic conditions in the State of Missouri.

      POPULATION. The following information was obtained from the report of the Bureau of the Census, United States Department of Commerce, in the 1991 Statistical Abstract of the United States (the "1990 Census"). As of 1990, the population of the State of Missouri was 5,117,073, which caused Missouri to rank 15th in total population among the states. The portion of Missouri's population that was comprised of individuals classified as minorities was 13.1% as compared to the United States ("U.S.") average of 24.4%. According to the 1990 Census, the population of the State of Missouri increased 4.1% from 1980 to 1990, while the population of the U.S. increased 9.8% during the same period. Comparatively, during the decade between 1970 and 1980, Missouri's population increased 5.1% while the U.S. population increased 11.4%. The Missouri Department of Economic Development has projected that the population of Missouri will increase 3.5% from 1990 to 2000 and 2.4% from 2000 to 2010, so that Missouri will have a total estimated population of approximately 5,458,000 by 2010. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

      ECONOMY. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in January, 1999, that Missouri's largest non-agricultural employers were services with 28.3% of the non-agricultural work force, trade (wholesale and retail) with 23.5% of the non-agricultural work force, manufacturing with 15.5% of the non-agricultural work force, and government with 15.4% of the non-agricultural work force. The annual per capita personal income for the State of Missouri for 1995, 1996 and 1997 was $21,627, $22,984 and $24,001, respectively, while the U.S. annual per capita income for the same years was $23,193, $24,436 and $25,598. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents will increase by between 4.2% and 4.5% in each calendar year 1999 through 2002; while per capita income for U.S. residents will increase 6.1%


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

in 1999 with additional increases averaging 5.0% from 2000 through 2002. Inadequate state gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

      EMPLOYMENT. The Missouri Department of Labor and Industrial Relations has reported that Missouri's unemployment rates for fiscal years 1996, 1997 and 1998 were 4.6%, 4.5% and 4.2%, respectively, while the U.S. unemployment rates for the same periods were approximately 5.7%, 5.2% and 4.7%. The University has projected that Missouri's unemployment rate will drop between 1999 and 2002, averaging about 3.7% by the end of 2002; while the U.S. unemployment rate will be 4.7% in 1999, 4.6% in 2000 and will push slightly higher by 2002. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

      STATE REVENUES. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 1998, the State derived approximately 15.8% of the General Fund revenue from sales and use taxes, 34.9% from individual income taxes and 4.2% from corporate income taxes.

      The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. In addition, any tax increases above a defined limit require voter approval. This limit is the lesser of fifty million dollars (adjusted annually by the percentage change in the personal income of the State for the second previous fiscal year), or one percent of total State revenues for the second fiscal year prior to the general assembly's action. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

      Federal grants accounted for approximately 27.5% of the General Fund revenues for fiscal year 1998. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

      Federal court-ordered payments by the State for St. Louis and Kansas City school district desegregation plans were $280 million during fiscal year 1998 and $227.1 million during fiscal year 1997 to fund the State's share of those plans. These amounts constituted approximately 4.4% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1998 and 3.5% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1997. The State has now been dismissed as a defendant in these desegregation lawsuits. These court-ordered payments by the State are to end in 1999 although substantially reduced desegregation expenditures will continue to be made from the State to these school districts annually.

      The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1997, the General Fund revenue, minus federal grants, amounted to $6199 million, which represented a 7.3% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1997 fiscal year was $1705.1 million. This represented a 15.1% increase in the General Fund balance from the end of fiscal year 1996.

      For fiscal year 1998, the State budgeted, exclusive of federal grants, $6245 million in General Fund revenue, which represented a 0.7% increase from the actual revenue amount for fiscal year 1997. However, for fiscal year 1998, the actual General Fund revenue, exclusive of federal grants, was approximately $6549 million, which was 4.9% higher than budgeted and represented a 5.6% increase from fiscal year 1997. The actual General Fund balance at the end of fiscal year 1998 was $1677.7 million, which was 1.6% lower than the balance at the end of fiscal year 1997. For fiscal year 1999, the State of Missouri budgeted, exclusive of federal grants, $6554 million in General Fund revenue, which represents a 0.1% increase from the actual revenue amount for fiscal year 1998. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

      STATE BOND  INDEBTEDNESS.  The State of Missouri is barred by Article III,
Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations. However, it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

      In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

      The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

      As of June 30, 1998, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $1,061,640,000 in principal and $558,175,093 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $108,260,000 in principal and $46,972,937 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 1998, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $12,751,197,217. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, and its agencies and local political and governmental authorities and (2) the success of the projects to which the debts relate.

      MISSOURI BOND RATINGS. Standard & Poor's Corporation and Moody's Investor's Services, Inc. rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investor's Services, Inc., the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

      RISK FACTORS FOR THE NEW JERSEY FUND. The State of New Jersey and public entities therein are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation: general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the NEW JERSEY FUND portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

      General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

      Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

      There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities.

      Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there may be several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation. Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

      The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

      Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

      New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important New Jersey tourist attraction.

      New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.51 percent and between 1990 and 1997, accelerated to .53 percent (according to the U.S. Census Bureau, Population Division, 1996 estimates). While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

      The small increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

      After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing.

      In its seventh year of expansion, New Jersey has benefited and will continue to benefit from national growth. While the latest national indicators show that economic growth strongly accelerated during the first quarter of 1998, the inflation rate remained low. After very robust economic growth of 5.5% in the first quarter of 1998, inflation-adjusted gross domestic product slowed to 1.4% in the second quarter. This second quarter pace is slower, but is positive and more sustainable.

      Business investment expenditures and consumer spending have increased substantially in New Jersey as in other parts of the nation. Capital and consumer spending may continue to rise due to the sustained character of economic growth and the interest-sensitive homebuilding industry may continue to provide stimulus in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for continued optimism in New Jersey include increasing employment levels and a higher-than-national level of per capita personal income. Also, several expansions of existing hotel-casinos and plans for several new casinos in Atlantic City will mean additional job creation.

      In addition, the New Jersey growth potential is not yet as limited by labor supply constraints affecting some other parts of the country. The region's manufacturers and trade-related service sectors could also get a lift from continued recovery in Western Europe and Mexico and from relatively high economic growth in South America. At the same time, New Jersey appears to be less dependent on exports to East Asian countries that currently have financial difficulties than many other states, especially those on the West Coast.

      Looking further ahead, prospects for New Jersey are favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.

      To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the NEW JERSEY FUND may be immediately and substantially affected.


      RISK FACTORS FOR NEW YORK INSURED TAX FREE FUND. New York Fund is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Fund concentrates its investments. The following information as to certain risk factors associated with New York Fund's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of February, 1999. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.


      The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue it operations and provide for other purposes.

      ECONOMIC AND FINANCIAL FACTORS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

      Continued growth in the State economy is projected in 1999 and 2000 for employment, wages and personal income, although the growth rate is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9 percent in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow 4.2 percent in 1999 and 4.0 percent in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service and banking sectors.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have recently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements. Given the recent volatility in the international economy and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any, or all, of the categories that form the basis of these forecasts may differ substantially and adversely from the outlook described herein.

      EXECUTIVE BUDGET. The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 2001-2002 fiscal years and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-2004 fiscal years. The Governor is expected to prepare amendments to his Executive Budget, as permitted under law. These amendments are expected to be reflected in a revised State Financial Plan to be released on or before February 26, 1999. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

      The 1999-2000 State Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1998-1999 to 1999-2000. Total General Fund receipts, including transfers from other funds, are projected to be $38.66 billion, an increase of $1.88 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfers to other funds, are projected to be $37.10 billion, an increase of $482 million over 1998-99. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to total $49.33 billion, an increase of $867 million or 1.8 percent from the current year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8 percent, increasing by $1.25 billion to $72.66 billion.


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      The State is projected to close the  1999-2000  fiscal year with a balance in the General Fund of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employments have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      The Division of the Budget ("DOB") has expressed its opinion that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in it projections for the current fiscal year. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire on April 1, 1999. Each percentage increase in employee wages would add roughly $70 million in new State Financial Plan costs. Collective bargaining commitments at current inflationary rates would increase labor costs by approximately $480 million by the end of the projection period.

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax


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reductions  adopted in the last  several  fiscal years  (including  1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The State's outyear projections may change substantially as the budget process for 1999-2000 continues. The Governor is expected to propose amendments to the 1999-2000 Executive Budget, as permitted under law. These amendments may materially and adversely impact the projections set forth herein and are likely to include additional funding for public schools. Actual results for the fiscal year may also differ materially and adversely from the projections set forth herein. Finally, the Legislature may not enact the Governor's proposals or the State's actions may be insufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1999-2000 or in future fiscal years.

      The fiscal effects of tax reductions adopted in the last several fiscal years and those proposed by the Governor in the 1999-2000 Executive Budget are projected to grow more substantially beyond the 1999-2000 fiscal year. The incremental annual cost of enacted or proposed tax reductions is estimated to peak at $2.1 billion in 2000-01, then gradually decline to about $1 billion in 2003-04.

      Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

      An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

      To guard against these risks, that State has projected reserves of $2.36 billion in 1999-2000, comprised of $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

      RECEIPTS. The 1999-2000 State Financial Plan projects General Fund receipts (including transfers from other funds) of $38.66 billion, an increase


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of $1.88 billion over the estimated  1998-99 level.  After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 3 percent during 1999-2000.

      The forecast of General Fund receipts in 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, which has an incremental cost of $638 million in 1999-2000, as well as the continuing impact of earlier tax reduction totaling approximately $2 billion. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-01, but are expected to reduce receipts by 1.04 billion annually when fully phased in at the end of 2003-04.

      The largest new tax cut proposals call for further reductions in the personal income tax to benefit middle income taxpayers. These proposals increase the income threshold where the top tax rate of 6.85 percent applies and doubles the value of the dependent exemption of $2,000. The fully effective annual cost of these proposals is $600 million in fiscal year 2003-04. In addition, the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations from 3 percent to 2.5 percent; extending the business tax rate reductions enacted for general corporations last year to banks and insurance companies; creating a New York Capital Asset Exclusion for investments in a New York business; creating a new credit for job creation in cities; expanding the Qualified Emerging Technology Credit; conforming the estate tax to recent federal changes; eliminating several nuisance taxes and fees, including minimum taxes imposed on petroleum and aviation businesses; and expanding the income tax credit benefits provided to farmers to ease school property tax burdens. Together, these targeted reductions will have a full annual value of approximately $440 million.

      Personal income tax collections for 1999-2000 are projected to reach $22.83 billion, an increase of $2.65 billion (13.2 percent) over 1998-1999. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts by $1.77 billion. Collections also benefit from the estimated increase in income tax liability of 13.5 percent in 1998 and 5.3 percent in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations. This activity is related at least partially to recent changes in the federal tax treatment of such income. The growth in capital gains income is expected to plateau in 1999, Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program. For 1999-2000, $1.22 billion will be deposited into this fund, an increase of $638 million.

      User taxes and fees are projected at $7.16 billion in 1999-2000, a decrease of $72 million from the current year. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of $30 million of additional motor vehicles registration fees to the Dedicated Highway and Bridge Trust Fund. Adjusted for these changes, the underlying growth of user taxes and fees is projected at 2.5 percent. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. The continuing base of the sales tax is projected to grow 4.4. percent in the coming year, and assumes the Legislature will not enact additional "sales-tax free" weeks that would affect


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receipts  before  December 1, 1999,  when the sales and use tax on clothing  and footwear under $100 is eliminated.

      Business tax receipts are expected to total $4.53 billion in 1999-2000, $267 million below 1998-99 estimated results. The impact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain the decline in the category of the State Financial Plan.

      Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline $119 million to $980 million in 1999-2000. The ongoing effect of tax cuts already in law is the main reason for the decline. In addition, this category formerly included receipts from the real property gains tax that was repealed in 1996, and receipts from the real property transfer tax that, since 1996, have been earmarked to support various environmental programs.

      Miscellaneous receipts includes license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers. Miscellaneous receipts are expected to total $1.24 billion in 1999-2000, a decline of $292 million from 1998-99. Roughly $165 million of this decline is attributable to the ongoing phase-out of medical provider assessments. In addition, the Executive Budget proposes eliminating medical provider assessments on April 1, 1999, one year earlier than planned, which accounts for another $26 million of the year-to-year decline in miscellaneous receipts (the remainder of the provider assessment savings is reflected in lower General Fund disbursements). Transfers to the General Fund consist primarily of tax revenues in excess of debt service requirements. State sales tax proceeds in excess of amounts needed to support debt service payments for the Local Government Assistance Corporation account for 82 percent of the 1999-2000 receipts in this category. Transfers to the General Fund decline $63 million in 1999-2000, reflecting lower projected receipts from the real estate transfer tax.

      DISBURSEMENTS. The 1999-2000 State Financial Plan projects General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.

      General Fund spending for school aid is projected at $9.99 billion on a State fiscal year basis, an increase of $292 million (3.0 percent) from the current fiscal year. The Executive Budget recommends additional funding for operating aid building aid, and textbook and computer aids. It also funds the remainder of aid payable for the 1998-99 school year. These increase are partially offset by the elimination of categorical grants, reductions in BOCES aid, and other formula modifications. A new Educational Improvement block grant replaces categorical programs such as pre-kindergarten and minor maintenance to give school districts greater flexibility in meeting locally-determined needs.



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      Medicaid  spending is estimated  to total $5.50  billion in  1999-2000,  a modest decline of $87 million or 1.6 percent from 1998-99. To achieve program savings, the Executive Budget recommends a series of cost containment actions, including restructuring rates paid to providers for certain services, shifting treatments for certain services to outpatient settings, and maximizing allowable federal funds. At the same time, medical providers would benefit from the proposed acceleration of the phase-out of provider assessments already scheduled in law. The State had planned to eliminate provider assessments on April 1, 2000; the Executive Budget proposes eliminating them one year earlier. As a result, health care providers will not be required to pay $223 million in assessments in 1999-2000.

      Spending on welfare is projected at $1.49 billion, a decline of $41 million (2.7 percent) from 1998-99. Since 1994-95, State spending on welfare has fallen by $709 million, or 32 percent, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Several trends have contributed to falling caseloads, including the State's strong economic performance over the past three years; State, federal and local welfare-to-work initiatives that have expanded training and support services to assist recipients in becoming self-sufficient; tightened eligibility review for applicants; and aggressive fraud prevention measures.

      Local assistance spending for Children and Families Services is projected at $864 million in 1999-2000, down $42 million (4.7 percent) from 1998-99. The decline in General Fund spending is offset by higher spending on child care and child welfare services that is occurring with federal Temporary Assistance for Needy Families ("TANF") funds, which has allowed the State to lower General Fund spending while still expanding services in this area.

      In Mental Health, the State projects spending of $619 million in 1999-2000, an increase of $40 million (7 percent) over 1998-99, including $23 million in additional funding for the Community Reinvestment Program. Mental Retardation and Development Disabilities spending increases by $17 million to $576 million. Major components of spending growth include an inflation adjustment for Medicaid programs, annualization of new community services from 1998-99, and the first year of the NYS-CARES initiative that is projected to invest $129 million in State funds over the next five years to develop community-based beds for persons on waiting lists.

      Spending for all other local assistance programs will total $5.72 billion in 1999-2000, decline of $266 million from 1998-99. Lower spending of $175 million for legislative member items in 1999-2000 accounts for the majority of the year-to-year change. Proposed actions to restructure the State's tuition assistance program produce a decline of $17 million from the previous fiscal year. Unrestricted aid to local governments is estimated at $882 million, $9 million below 1998-99 levels.

      AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (i.e., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all


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State public  authorities was $84 billion,  only a portion of which  constitutes
State-supported or State-related debt.

      Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the project financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority receives the bulk of this money in order to carry out mass transit and commuter services.

      MUNICIPALITIES. The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The fiscal stability of the State is thus related to the fiscal stability of its localities, including The City of New York. A number of factors could affect localities during the State's 1998-1999 and 1999-2000 fiscal years and thereafter.

      NEW YORK CITY

      The fiscal health of the State may be affected by the fiscal health of The City of New York ("the City"), which continues to require significant financial assistance form the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP



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standards.  Although the City has  balanced its budget since 1981,  estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming; if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes, or necessitate increased expenditures for public assistance; if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan; or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

      The City's projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Implementation of the City's financial plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs appealed the


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decision. On July 30, 1998, the Appellate Division,  Third Department,  affirmed the Supreme Court decision. Plaintiffs filed a notice of appeal with the New York Court of Appeals asserting an appeal as of right of the Appellate Division order. That appeal was dismissed on September 22, 1998. Plaintiffs subsequently filed motion for leave to appeal to the Court of Appeals. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Subsequent staff reports indicate that the City projected a substantial surplus for the City in 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      OTHER LOCALITIES

      Certain localities outside The City of New York have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance. On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision on its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.


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      Beginning  in 1990,  the City of Troy  experienced  a series of  budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

      The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommended a new formula by June 30, 1999, which may change the way aid is allocated.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than The City of New York was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than The City of New York authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending in 1996.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or not control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.



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      LITIGATION. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new proceedings could adversely affect the financial condition of the State in the 1997-98 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments.

      YEAR 2000 COMPLIANCE. The State is currently addressing Year 2000 ("Y2K") data processing issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

      In 1996, the State established The Year 2000 Data Change Initiative to facilitate and coordinate the State's Y2K compliance effort. The Office for Technology ("OFT"), under the direction of the Governor's Office of State Operations, is responsible for monitoring the State's compliance progress and for providing assistance and resources to state agencies. Each agency is responsible for bringing their individual systems into Year 2000 compliance. Year 2000 compliance has been identified by the Governor as the State's number one technology priority.

      In 1997, OFT completed a risk assessment of 712 State Data processing systems and prioritized those systems for purposes of Year 2000 compliance. The State has estimated that investment of at least $140 million will be required to bring The State's approximately 350 mission critical and high priority systems into Year 2000 compliance. Mission-critical systems are those that may impact the public safety, safety and welfare of The State and it s citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. The State allocated over $117 million in centralized Year 2000 funding in 1998-99 to those agencies that maintain mission-critical and high-priority systems. Agencies are also expending funds from their capital budgets to address the Year 2000 compliance issue. The State is planning on spending an additional $19 million in 1999-2000 for Year 2000 embedded chip compliance, and is also making a contingent appropriation available for unseen emergencies. The Year 200 compliance effort may require additional funding above amounts assumed in the State Financial Plan, but those amounts are not assumed to be material.

      OFT is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's


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office on a quarterly  basis.  As of December  1998,  the State had completed 93 percent of overall compliance effort on its mission-critical systems; 18 systems are now Year 200 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calender 1999.

      The State is also addressing a number of issues related to bringing its mission-critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, state, local and private data partners; completion of an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Year 2000 compliance status information and assurances.

      Since problems could be identified during the compliance testing phase that could produce compliance delays, the State is also requiring its agencies to complete contingency plans for priority systems and business process by the first quarter of 1999. These plans will be integrated into the State Emergency Response Plan and coordinated by the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State regulated utilities complete Year 2000 activities for mission-critical systems, including contingency plans, by July 1, 1999. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Year 2000 compliance.

      While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

      RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

      ECONOMIC PROFILE. The economic profile of the State consists of a combination of agriculture, industry and tourism. The State is moving away from its traditional agricultural base towards a service and goods-producing economy. The State labor force reflects this increased emphasis toward non-agricultural production. According to the North Carolina Employment Security Commission, total non-agricultural employment as of December, 1998, was approximately 3,821,600 jobs, of which 820,800 were in the manufacturing industry. While total nonagricultural employment has risen since 1991, when total non-agricultural employment was approximately 3,072,200, manufacturing industry jobs are down from 826,100 in 1991. Total non-agricultural employment is slightly higher than in 1997, when there were approximately 3,666,800 jobs in this category, but the number of manufacturing industry employees has again dropped from 847,300 in
1997.   A  majority   of  the   employment   that  was   available   within  the


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non-manufacturing  industry as of December,  1998, was provided by retail trade, the services industry and the government sector. In December, 1998, retail trade provided approximately 686,700 jobs, services provided approximately 926,300 jobs and the government sector provided approximately 618,800 jobs.
All these figures were increased over 1997.

      Based upon the available 1990 official census estimates of population growth, the population of North Carolina increased 11.4% from 5,880,095 in 1980 to 6,632,448 in 1990. The Employment Security Commission estimates the unadjusted unemployment rate in 1998 at 3.5% of the labor force, as compared with the nationwide seasonally adjusted unemployment rate of 4.3%. This places North Carolina unemployment at its lowest level since 1989. The North Carolina annual average unemployment rate over the past nine years has ranged from a high of 5.9% in 1992 to a low of 3.5% in 1989.

      Agriculture remains a basic economic element in North Carolina. North Carolina ranked eighth (8th) in the nation in total farm income again in 1997. Total gross agricultural income in 1997 was approximately $8.3 billion, up from $7.9 billion in 1996. Meat animals moved slightly ahead of poultry and eggs as the leading source of agricultural non-crop income in the State. Income from the production of meat animals such as hogs, cattle and sheep for 1997 was approximately $2.24 billion, accounting for approximately 26.9% of the gross agricultural income. These figures are up from $1.9 billion in 1996. In addition, tobacco production remains the leading source of agricultural crop income in the State. Income from the production of tobacco for 1997 was approximately $1.2 billion, accounting for approximately 14.4% of the gross agricultural income. The amount of income received was up from the previous high of $1.1 billion in 1992. However, the percentage of the State's gross agricultural income from tobacco sales continues to decline from 21.2% in 1992, and 14.8% in 1994. Federal legislation, regulatory measures and civil lawsuits regarding tobacco production and marketing, along with international competition, have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco farming sector could have negative effects on farm income and the North Carolina economy as a whole.

      In 1997, there were approximately 57,000 farms in the State, compared to 59,000 in 1993 and 72,000 in 1978. Even though the total number of farms in North Carolina has decreased, the diversity of agriculture in North Carolina and a continuing push in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1997 North Carolina ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised and sweet potatoes; second in the production of Christmas trees, the number of hogs and pigs on farms, hogs and pigs cash receipts, and trout sales; third in production of cucumbers for pickles, poultry and egg products cash receipts, and greenhouse and nursery cash receipts; fourth in net farm income, commercial broilers, peanuts, and strawberries; sixth in burley tobacco, blueberries and cash receipts from livestock, dairy and poultry; and seventh in watermelons, cotton, catfish sold and all commodities cash receipts. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).



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      The North Carolina  Department of Commerce,  Travel and Tourism  Division,
has reported in 1997 approximately $10.1 billion was spent on travel and tourism in the State, up 4.1% from 1996. Travel and tourism income for the State continues to increase from approximately $9.8 billion in 1996, $9.2 billion in 1995, $8.5 billion in 1994 and $8.0 billion in. In 1997 the State's travel industry generated more than $761 million in state and local taxes and provided approximately 171,000 full-time tourism-related jobs. The number of visitors to North Carolina in 1997 is estimated at 41,131,000.

      LEGISLATIVE AND JUDICIAL DEVELOPMENTS. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly in recent years along with current judicial developments affecting the State budget and fiscal health.

      In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission is composed of nine members including the State Treasurer, the Secretary of State, the State Auditor, and the Secretary of Revenue. This Commission handles the approval, sale, and delivery of all local bonds and notes issued in North Carolina and monitors certain fiscal and accounting standards prescribed by The Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports.

      Over the past twenty years, North Carolina State debt obligations have maintained ratings of Aaa in Moody's and AAA in S&P. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency.

      The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total receipts during that fiscal period plus the surplus remaining in the State Treasury at the beginning of the period. The State has not realized any revenue shortfalls in recent fiscal years. For the three most recent fiscal periods ending June 30, 1996, 1997 and 1998 the State realized total budgetary credit balances of approximately $726.5 million, $759.3 million, and $729.2 million, respectively. However, during the 1989-90 and 1990-91 fiscal years, the State had revenue shortfalls of approximately $282.2 million and $644.5 million, respectively, requiring the Governor and General Assembly to mandate significant spending constraints through reductions in spending authorizations and hiring restrictions to fulfill the constitutional requirement of maintaining a balanced budget. Therefore, even though the State has not experienced any revenue shortfalls in recent years, there is no guarantee that a budgetary credit balance will continue to be realized in future periods.

      The State budget is based upon a correlation between estimated revenues and expenditures for the State and various State and non-State factors. These factors include State and national economic conditions, federal government legislation and policies, and international activities and economic conditions. The General Fund and the Highway Fund represent the two major operating funds.



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      Revenues  from  the  General  Fund  are  used  to  finance  virtually  all non-highway operations of the State Government, while revenues from the Highway Fund, the majority of which are generated by taxes and fees related to motor vehicles and highway use, are primarily used for the maintenance and upkeep of the State highway system.

      In 1996, the Governor recommended a comprehensive tax package similar to the package recommended in 1995. The objective of the Governor's Comprehensive Tax Policy continued to be the reduction of the tax burden on individuals and families, and the enactment of tax incentives to encourage economic growth and job creation. The Governor proposed (1) to reduce the sales tax on food from 4% to 3%; (2) to increase the homestead exemption from $15,000 to $18,000 and the maximum income eligibility from $11,000 to $15,000; (3) to lower the corporate income tax rate, over a 4-year period, from 7.75% to 6.75%; and (4) to institute a 7% income tax credit, taken over seven years, for investments and new machinery and equipment. Most of the Governor's recommended tax relief program was enacted by the General Assembly, with some modifications. The 1996 General Assembly enacted a 1996-97 State Budget of $19.1 billion, comprised of $10.6 billion from the General Fund, $1.6 billion from the Highway Fund and Highway Trust Fund, $4.9 billion from Federal Funds, and $2.0 billion from other receipts such as tuition, fees, and other miscellaneous charges.

      The 1996 General Assembly was advised by the Secretary of Revenue and the Attorney General that certain provisions of the North Carolina Tax Code were unconstitutional given recent Supreme Court decisions. These provisions gave preferential tax treatment to North Carolina domiciled companies in apparent violation of the Interstate Commerce Clause of the United States Constitution. To avoid potential future lawsuits, legislation eliminated the following preferences: (1) Income tax credit for distributing wine manufactured from grapes grown in North Carolina; (2) Individual income tax credit for dividends earned from North Carolina domiciled companies; and (3) Corporate income deductions for dividends from North Carolina domiciled companies. In addition, the income tax credit for qualified business investments was modified by eliminating the requirement that companies must be domiciled in North Carolina.

      Additional questions were raised in 1996 when the United States Supreme Court declared the North Carolina intangibles tax unconstitutional in FULTON CORPORATION V. JUSTUS. The North Carolina General Assembly initially responded to the FULTON decision by announcing its intention to refund during the last quarter of 1996, pending the approval by the State Supreme Court, intangibles taxes which were paid under protest from 1991 (the date the case was originally filed) until January, 1995 (the effective date of the General Assembly's repeal of the tax). No such action, however, was taken. On December 27, 1996, the North Carolina Superior Court, Wake County, certified a class action law suit against the State of North Carolina seeking a refund of all intangibles taxes paid, whether said taxes were paid with or without protest, during the 1991 through 1994 tax years. During the 1997 legislative session, Senate Bill 388 (S.L. 1997-17) and House Bill 96 (S.L. 1997-318) were passed and collectively directed that no further action would be taken to collect additional taxes from the North Carolina taxpayers, and that a refund would be paid to qualified out-of-state companies who had previously paid the higher intangibles tax. This appeared to finally resolve the issue addressed by the FULTON decision. However, in December, 1998, the North Carolina Supreme Court ruled in SMITH V. STATE OF NORTH CAROLINA that the scope of the relief given to taxpayers in the 1997


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legislation  was  too  narrow.  By  its  exclusion  of  certain  taxpayers  from eligibility for refunds, the Court held that the legislation violated the uniformity provision of the North Carolina Constitution. The full economic impact of this decision on the State's budget is not yet fully defined.

      In May 1998, the North Carolina Supreme Court handed down a decision in the class action lawsuit referred to as "Bailey/Emory/Patton." This decision resulted in a loss to North Carolina of income tax revenue levied on government pension payments. For several years, the State of North Carolina had exempted the pension income for state and local government retirees from the State's income tax, as an incentive to recruit more government employees. This exemption, however, did not extend to North Carolinians with Federal government or private pensions, who were required to pay income tax on their pensions. In 1989, the U.S. Supreme Court ruled that federal employees must be treated the same as employees of other levels of government under taxation policy. In short, the Court held that if North Carolina wanted to exempt state and local government pensions from taxation, it would have to exempt Federal retiree pensions as well. Or, if the State wanted to tax Federal retiree pensions fully, it would have to do the same for state and local government pensions.

      Rather than fully exempt Federal pensions, North Carolina legislators exempted the first $400 of government pensions from taxation for all levels of government. This change resulted in state and local government retirees being required to pay income taxes on their pensions, which they did not previously do. To mitigate the tax, the State simultaneously granted a 7% increase in state and local pension incomes. For the state and local retirees, this pension offset the new tax liability. Yet some state government retirees filed litigation against the State for this change. These retirees argued that the promise from the State to exempt pensions from taxation was a bilateral contract, which could not be unilaterally broken. The North Carolina Supreme Court accepted the retirees' argument, and the parties agrees to refund government employees (including Federal retirees) $799 million over two years. The second half of the payment ($399 million) is due in 1999.

      Both the 1995 and 1996 Sessions of the North Carolina General Assembly enacted significant tax relief packages, reducing individual income, corporate income, sales and use, and other General Fund tax schedules. Additional reductions in General Fund taxes were enacted by the 1997 Session. Overall, the 1997 tax law changes reduced General Fund revenue by an estimated $96 million, bringing the 3-year total reductions since 1996 to $734 million in 1998-99.

      The 1998 General Assembly enacted a 1997-99 State Budget of $42.6 billion ($20.4 billion for 1997-98, and $22.2 billion (adjusted) for 1998-99), comprised of $24.6 billion from the General Fund, $3.6 billion from the Highway Fund and Highway Trust Fund, $10.7 billion from Federal Funds, and $3.7 billion from other receipts such as tuition, fees, and other miscellaneous charges. For the sixth consecutive year, General Fund collections significantly exceeded the budget estimate. Since the budget reform package was introduced in 1991, the General Fund cash balance has risen from a negative $200 million during 1990-91 to as high as $1.9 billion during the 1997-98 fiscal year. Continued growth in General Fund revenue is expected for 1998-99.



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

      Consistent with the increase in North Carolina total personal income, baseline (economy-driven) tax revenue growth was 5.3% for 1997-98, and is projected at 6.2% for 1998-99, after adjusting for 1997-98 capital gains. As consumer attitudes remain positive, sales and use tax receipts are projected to expand at a 6.0% average rate for the 1997-99 biennium. Corporate income taxes should also increase.

      Following a record year in 1996-97, investment income is projected to continue to expand during the upcoming biennium along with investable cash balances. Judicial fees should again grow in 1998-99 due to the court fee increase enacted by the 1997 Session of the General Assembly, which is estimated to yield an additional $12.6 million in fee income. Disproportionate Share (Medicaid) Payments will represent $85.0 million in non-tax revenue to the General Fund during the 1998-99 fiscal year.

      RISK FACTORS FOR THE OHIO FUND. The OHIO FUND will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The OHIO FUND is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

      There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

      The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the OHIO FUND or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.

      Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1997 is 11,186,000.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other


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

industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

      In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years the State rates were below the national rates (4.2% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the OHIO FUND or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

      The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

      Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

      A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in


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

selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

      None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

      The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

      From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

      The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.


      The BSF had a March 25, 1999 balance of over $906 million.


      The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


      By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 25, 1999, almost $1.11 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and


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

development may be outstanding at any one time ($23.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($82.7 million outstanding, with no more than $50 million to be issued in any one year).

      The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.


      The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.3 billion of which were outstanding or awaiting delivery at March 25, 1999.


      Aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of March 25, 1999) to be approximately $25.8 million (of which $22 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

      A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

      A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)



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

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


      Local school districts in Ohio receive a major portion (state-wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of March 25, 1999) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision; the State has filed a notice of appeal with the Supreme Court, and requested a trial court stay of the implementation of its order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.


      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


      For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (two cities are in preliminary "fiscal watch" status). As of March 25, 1999, a school district "fiscal emergency" provision was applied to eight districts, and 10 were on preliminary "fiscal watch" status.


      At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation


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

(commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

      RISK FACTORS FOR THE OREGON FUND. Oregon's economy is increasingly reliant on the semiconductor, export and manufacturing industries which are particularly vulnerable to international recessionary cycles. Oregon's growth and economic expansion of the past five years has recently slowed considerably in response to an unstable Asian economy. In 1990, Oregon voters approved Measure 5, a property tax limitation measure that puts a cap on local ad valorem property taxes, and in 1996 voters approved Measure 47, which reduced most property taxes by ten percent and limits future increases. While the State has been able to replace lost property tax revenues with increased revenues from income tax, Measures 5 and 47 may still effect the State's credit rating, causing the State to pay a higher interest rate on the money it borrows. There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligations of the State; if the OREGON FUND were forced to sell a large volume of these instruments for any reason, the value of the OREGON FUND's portfolio may be adversely affected.

      RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $4,724.5 million at June 30, 1998. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At December 1, 1998, all outstanding general obligation bonds of Pennsylvania were rated AA by S & P and Aa3 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The PENNSYLVANIA FUND assumes no obligation to update this rating information. Over the five-year period ending June 30, 2003, Pennsylvania has projected that it will issue bonds totaling $2,984.5 million and retire bonded debt in the principal amount of $2,350.9 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1998, total combined debt outstanding for these agencies was $8,518 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1998, PHFA has $2,716.4 million of revenue bonds and notes outstanding.

      Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The


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

issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

      Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

      Since 1985, employment in Pennsylvania has grown at an annual rate of 1.03 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately .41 percent and 1.8 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for December, 1998 was 4.4 percent compared to 4.3 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for December, 1998 was 3.8 percent and 4.0 percent, respectively. The population of Pennsylvania, 12.02 million people as of July 1, 1997, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1988 estimate of 11.85 million. Per capita income in Pennsylvania for calendar year 1996 of $25,678 was higher than the per capita income of the United States of $25,298. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 with positive fund balances of $688 million, $635 million and $1,365 million, respectively.

      Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system, and in PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS V. CASEY, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

      RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has a tradition of low debt and a large proportion of its general obligation bonds is supported by particular revenue-producing projects. Virginia is one of only nine states in the nation with a "triple A" bond rating for its general obligation debt from the three rating agencies. The ratings reflect the Commonwealth's long standing record of sound fiscal management, its diversified economic base and low debt ratios.

      Use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building
Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case known as the DYKES decision, on a split vote, upheld on rehearing the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debt" under the Virginia Constitution.

      While the Commonwealth has a long history of sound financial operations, variations of a cyclical nature have occurred during the past several years. As the Virginia Constitution requires a balanced budget, the 1998-2000 biennium budget, as adopted by the Virginia General Assembly at its 1998 session, reflected spending cuts, deferrals and fund transfers (principally from state lottery proceeds) to accommodate anticipated modest revenue growth. In fact, revenue growth in FY 1998 was stronger than expected and the Commonwealth concluded the fiscal year ending June 30, 1998 with a General Fund ending balance (on a budgeting basis) of $1,444.2 million, of which $1,411.2 million was reserved or designated, including $542.2 million for the Revenue Stabilization Reserve Fund and $743.3 million designated for other appropriations or reappropriations in fiscal year 1999. The amended budget for 1998-2000 is predicated on substantial increases in revenues forecast above the amount estimated in 1998. The adopted budget anticipates an additional $851.2 million in general fund revenues beyond the amount projected in 1998. There are no provisions in the Commonwealth's budget for general tax increases.

      The Virginia General Assembly at its 1998 session passed the Personal Property Tax Relief Act, which provides a significant reduction in the personal property tax (or "car tax") imposed by Virginia localities on. Under the terms of the Act, the Commonwealth will assume financial responsibility for a significant portion of the personal property taxes imposed by localities, phased in over a five-year period and beginning with a 12.5% reduction in the first year and a 20% reduction in year two. The personal property tax reduction was paid initially to the taxpayers directly from the Commonwealth. Going forward, the Commonwealth will reimburse the localities for the reduced personal property taxes. When combined with significant financial assistance for school capital construction for localities, the "car tax" relief will have an estimated effect on the biennium budget of $533 million. In the year 2002, when the car tax relief is fully phased in, there will be a budget impact of $1,014.0 million. The 1999 General Assembly adopted legislation to reduce the state portion of the sales and use tax that is imposed on food items from three and one-half percent (3.5%) to one and one-half percent (1.5%), to be phased in over a number of years, commencing January 1, 2000. The projected effect on the current biennium budget is $26.3 million.

            Virginia's economy is affected generally by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, DC Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Virginia's economy has remained strong as national economic growth has continued the recovery that began at the end of the 1990-91 recession. Virginia continues to outpace the nation in many measures of economic growth such as personal income, total wages and salaries, total nonagricultural employment and retail sales. In addition, Virginia's unemployment rate of 3.4 percent for FY 1998 remained lower than the nation's and is down from 4.3 percent for FY 1997. The FY 1998 unemployment rate is the lowest rate since 1974 when the Bureau of Labor Statistics began its current method of computing the unemployment rate. Virginia personal income grew to $183 billion (estimated) in FY 1998, a rate of 6.0 percent, slightly above the national growth rate of 5.9 percent.

                               PORTFOLIO TURNOVER


      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1997 and 1998, INSURED INTERMEDIATE TAX EXEMPT FUND's portfolio turnover rate was 91% and 163%, respectively, INSURED TAX EXEMPT FUND's portfolio turnover rate was 13% and 19%, respectively, and NEW YORK INSURED TAX FREE FUND's portfolio turnover rate was 24% and 44%, respectively. For the fiscal years ended December 31, 1997 and 1998, the portfolio turnover rate for each Single State Fund was as follows:

                                         Fiscal Year          Fiscal Year
                                            Ended                Ended
                                      December 31, 1997    December 31, 1998
                                      -----------------    -----------------

            ARIZONA FUND                     24%                   50%
            CALIFORNIA FUND                  46                    79
            COLORADO FUND                    39                    25
            CONNECTICUT FUND                 14                    25
            FLORIDA FUND                     19                    44
            GEORGIA FUND                     21                    36
            MARYLAND FUND                    35                    33
            MASSACHUSETTS FUND               28                    49
            MICHIGAN FUND                    32                    20
            MINNESOTA FUND                   15                    22
            MISSOURI FUND                    12                    17
            NEW JERSEY FUND                  22                    27
            NORTH CAROLINA FUND              30                    54
            OHIO FUND                        25                    34
            OREGON FUND                      32                    27
            PENNSYLVANIA FUND                37                    26
            VIRGINIA FUND                    10                    26

                       DIRECTORS OR TRUSTEES AND OFFICERS

      Each Fund's Board of Directors or Trustees, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors or Trustees and executive officers of INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND, and/or MULTI-STATE INSURED TAX FREE FUND, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (73), President and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (84), Emeritus Director/Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).


KATHRYN S. HEAD*+ (43), Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.


LARRY R. LAVOIE* (51), Director/Trustee. Assistant Secretary, ADM, EIC, EIMCO, FICC, and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (76), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (77), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Director/Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Director/Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Director/Trustee, RR1, Box 217, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (39), Vice President. Vice President, MULTI-STATE INSURED TAX FREE FUND, NEW YORK INSURED TAX FREE FUND, INC., Executive Investors Trust, and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.


-----------------------
* These Directors/Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors/Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.


      All of the officers and Directors, except for Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


      The following table lists compensation paid to the Directors or Trustees of each Fund for the fiscal year ended December 31, 1998.




                                                      Aggregate                              Total
                                                      Compensation                           Compensation
                      Aggregate      Aggregate        From               Aggregate           From First
                      Compensation   Compensation     Multi-state        Compensation        Investors
                      From           From             Insured Tax        From New York       Family of
                      Series         Insured Tax      Free               Insured Tax         Funds Paid to
Trustee               Fund*(1)       Exempt Fund*     Fund*              Free Fund*          Directors/trustees++
-------               --------       ------------     -----              ----------          --------------------

James J. Coy**        $0             $0                $0                $0                  $0
Roger L. Grayson***   $0             $0                $0                $0                  $0
Glenn O. Head         $0             $0                $0                $0                  $0
Kathryn S. Head       $0             $0                $0                $0                  $0
Larry R. Lavoie+      $0             $0                $0                $0                  $0
Rex R. Reed           $60            $4,200            $2,400            $1,800              $20,045
Herbert Rubinstein    $60            $4,200            $2,400            $1,800              $20,045
James M. Srygley      $60            $4,200            $2,400            $1,800              $20,045
John T. Sullivan      $0             $0                $0                $0                  $0
Robert F. Wentworth   $60            $4,200            $2,400            $1,800              $20,045
Nancy Schaenen(2)     $55            $3,850            $2,200            $1,650              $18,350



* Compensation to officers and interested Directors or Trustees of the Funds is paid by the Adviser.

** On March 27, 1997, Mr. Coy resigned as a Director/Trustee of the Funds. Mr. Coy currently serves as an Emeritus Director/Trustee. Mr. Coy is paid by the Adviser.

*** On August 20, 1998, Mr. Grayson resigned as a Director/Trustee of the Funds. + On September 17, 1998, Mr. Lavoie was elected by the Board of each Fund to serve as Director or Trustee, as applicable.
++ The First Investors Family of Funds consists of 15 separate registered investment companies.

(1) This column only reflects compensation paid with respect to Insured Intermediate Tax Exempt Fund.
(2) The dollar compensation shown for Ms. Schaenen is lower than that for the other Directors/Trustees because Ms. Schaenen was absent from one Board Meeting and did not receive compensation for that Board Meeting.


      There are no pension or retirement benefits proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.

                                   MANAGEMENT


      Investment advisory services to each Fund are provided by FIMCO pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Fund, including a majority of the Directors or Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund. The Board of Directors/Trustees is responsible for overseeing the management of the Funds.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Fund's Directors or Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.


      Under Series Fund's Advisory Agreement, INSURED INTERMEDIATE TAX EXEMPT FUND pays the Adviser an annual fee, paid monthly, of 0.60% of its average daily net assets. Under each Advisory Agreement, each Fund other than INSURED
INTERMEDIATE TAX EXEMPT FUND pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  ------

Up to $250 million.....................................................   0.75%
In excess of $250 million up to $500 million...........................   0.72
In excess of $500 million up to $750 million...........................   0.69
Over $750 million......................................................   0.66

      For the fiscal years ended December 31, 1996, 1997 and 1998, INSURED TAX EXEMPT FUND paid $8,971,924, $8,394,852 and $8,060,955, respectively, in advisory fees. For the fiscal years ended December 31, 1996, 1997 and 1998, INSURED INTERMEDIATE TAX EXEMPT FUND paid $28,735, $31,756 and $51,962, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $15,775, $16,181 and $17,321, respectively, in advisory fees. For the fiscal years ended December 31, 1996, 1997 and 1998, the Adviser voluntarily assumed expenses for INSURED INTERMEDIATE TAX EXEMPT FUND in the amounts of $17,521, $14,764, and $17,663, respectively. For the fiscal year ended December 31, 1996, NEW YORK INSURED TAX FREE FUND'S advisory fees were $1,560,042. For the fiscal years ended December 31, 1997 and 1998, NEW YORK INSURED TAX FREE FUND'S advisory fees were $1,395,057, net of a waiver of $99,647, and $ 1,263,391, net of a waiver of $194,368, respectively. For the fiscal years ended December 31, 1996, 1997 and 1998, the advisory fees for each Single State Fund were as follows:


                          FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                          DECEMBER 31, 1996         DECEMBER 31, 1997         DECEMBER 31, 1998
                         -------------------       -------------------       -------------------
                         ADVISORY                  ADVISORY                  ADVISORY
                         FEES PAID    WAIVED       FEES PAID    WAIVED       FEES PAID    WAIVED
                         ---------    ------       ---------    ------       ---------    ------
 ARIZONA FUND            $ 26,244    $39,365        $27,731    $41,596        $80,892   $ 48,535

 CALIFORNIA FUND           79,511     39,755         76,622     38,311        115,062     38,354

 COLORADO FUND              5,249     21,354          7,434     20,443         28,802     21,121

 CONNECTICUT FUND          79,378     46,237         84,693     42,347        149,832     49,944

 FLORIDA FUND             105,908     65,431        120,464     60,232        192,840     64,180

 GEORGIA FUND               5,070     20,076          6,763     18,598         24,646     18,074

 MARYLAND FUND             22,998     52,298         34,866     52,299         97,393     58,436

 MASSACHUSETTS FUND       115,570     57,785        115,772     57,887        173,952     57,984

 MICHIGAN FUND            183,687     91,843        192,800     96,401        301,761    100,587

 MINNESOTA FUND            23,793     38,278         25,010     37,516         61,475     36,886

 MISSOURI FUND              2,797     11,237          3,867     10,634         15,905     11,663

 NEW JERSEY FUND          356,775     89,194        362,925     90,731        461,383     92,277

 NORTH CAROLINA FUND        8,394     32,903         12,358     33,984         59,265     43,461

 OHIO FUND                 92,492     53,424         96,209     48,105        148,974     49,658

 OREGON FUND               20,635     44,975         34,558      6,501         97,924     58,754

 PENNSYLVANIA FUND        206,105    103,052        220,283    110,141        322,441    107,480

 VIRGINIA FUND            112,307     66,048        112,117     56,058        178,665     59,555


      In addition, for the fiscal year ended December 31, 1998, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $19,230; CALIFORNIA FUND - $14,934; COLORADO FUND - $10,639; CONNECTICUT FUND - $23,659; FLORIDA FUND - $16,869; GEORGIA FUND - $8,211; MARYLAND FUND - $27,029; MASSACHUSETTS FUND - $23,483; MINNESOTA Fund - $22,920; MISSOURI FUND - $7,445; NORTH CAROLINA FUND - $14,159; OHIO FUND - $27,916; OREGON FUND - $31,537; and VIRGINIA FUND - $21,623.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


      The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Richard Guinnessey, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

      Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.


      For the fiscal years ended December 31, 1996, 1997 and 1998, FIC received underwriting commissions with respect to INSURED TAX EXEMPT FUND of $793,591, $465,427 and $461,174, respectively. For the same periods, FIC allowed $46,262, $35,092 and $25,573, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1996, 1997 and 1998, FIC received underwriting commissions with respect to INSURED INTERMEDIATE TAX EXEMPT FUND of $36,336, $44,019 and $45,783, respectively. For the same periods, FIC allowed $4,543, $7,864 and $23,492, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1996, 1997 and 1998, FIC received underwriting fees with respect to NEW YORK INSURED TAX FREE FUND of $367,316, $226,611 and $202,504, respectively. For the same periods relating to NEW YORK INSURED TAX FREE FUND, FIC allowed $7,893, $27,388 and $23,018, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1996, 1997 and 1998, underwriting fees with respect to MULTI-STATE INSURED TAX FREE Fund were as follows:


                             FISCAL YEAR ENDED            FISCAL YEAR ENDED          FISCAL YEAR ENDED
                             DECEMBER 31, 1996            DECEMBER 31, 1997          DECEMBER 31, 1998
                          -----------------------      -----------------------    -----------------------
                                       AMOUNTS                      AMOUNTS                    AMOUNTS
                          AMOUNTS     ALLOWED TO       AMOUNTS     ALLOWED TO     AMOUNTS     ALLOWED TO
                          RECEIVED   UNAFFILIATED      RECEIVED   UNAFFILIATED    RECEIVED   UNAFFILIATED
                           BY FIC      DEALERS          BY FIC      DEALERS        BY FIC      DEALERS
                          ---------  ------------      ---------  ------------    ---------  ------------

        ARIZONA FUND       $32,744     $  8,473       $ 47,265       $28,254        $27,012        $29,452

        CALIFORNIA FUND     34,287       62,012         34,549        40,919         26,095         36,723

        COLORADO FUND       23,887          513         22,986         3,371         17,248          5,351

        CONNECTICUT FUND    73,371        1,192         88,353         3,157         68,989          6,179

        FLORIDA FUND        85,251       49,977         90,128        21,909         97,180         34,780

        GEORGIA FUND        25,802          -0-          9,904         1,479          3,332          5,863

        MARYLAND FUND       50,732       51,489         28,980        34,323         35,105         53,136

        MASSACHUSETTS FUND  91,291       11,839         69,708         7,469         53,376          3,889

        MICHIGAN FUND       80,095       76,362         64,340        78,672         60,258         60,582

        MINNESOTA FUND      22,753          -0-         15,731         7,662         19,242             52

        MISSOURI FUND       10,431          257          2,496           -0-          5,458         11,026

        NEW JERSEY FUND    212,267       29,821        165,891         6,121        203,486         15,187

        NORTH CAROLINA      33,156       18,160         29,711        17,527         42,966         18,318
        FUND

        OHIO FUND           76,251       33,032         47,202        15,307         66,226         24,809

        OREGON FUND        167,278        6,528        104,286         3,273         85,349         16,342

        PENNSYLVANIA       102,567      166,931         66,363        81,858         69,819         78,183
        FUND

        VIRGINIA FUND      109,041        4,237         64,270        10,550        179,231         13,533




                               DISTRIBUTION PLANS


      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a reimbursement plan, except for the INSURED INTERMEDIATE TAX EXEMPT FUND Class A Plan which is a compensation plan. Each Class B Plan is a compensation plan.


      Each Plan was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually be either the applicable Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

      Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors or Trustees.

      In adopting each Plan, each Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors or Trustees, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.


      For the fiscal year ended December 31, 1998, INSURED INTERMEDIATE TAX EXEMPT FUND accrued $23,290 in 12b-1 fees pursuant to SERIES FUND's Class A Plan, all of which was waived by the Underwriter. For the fiscal year ended December 31, 1998, INSURED TAX EXEMPT FUND paid $3,218,572 in 12b-1 fees pursuant to its Class A Plan. For the fiscal year ended December 31, 1998, NEW YORK INSURED paid $569,485 pursuant to its Class A Plan. For the fiscal year ended December 31, 1998, each Fund of Multi-State Insured paid the following amounts pursuant to their Class A Plan: ARIZONA FUND - $20,672; CALIFORNIA FUND
- $29,913; COLORADO FUND - $6,953; CONNECTICUT FUND - $33,410; FLORIDA FUND - $49,748; GEORGIA FUND - $6,117; MARYLAND FUND - $22,073; MASSACHUSETTS FUND - $44,353; MICHIGAN FUND - $78,440; MINNESOTA FUND - $16,303; MISSOURI FUND - $3,995; NEW JERSEY FUND - $118,568; NORTH CAROLINA FUND - $15,358; OHIO FUND - $38,963; OREGON FUND - $24,328; PENNSYLVANIA FUND - $82,075; and VIRGINIA FUND - $44,746. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                      COMPENSATION TO  COMPENSATION TO  COMPENSATION TO
    FUND                  UNDERWRITER     DEALERS       SALES PERSONNEL
    ----                  -----------     -------       ---------------

INSURED INTERMEDIATE TAX
  EXEMPT FUND                 $22,399            $0                 $0
INSURED TAX EXEMPT FUND    $2,685,817           $49           $535,968
NEW YORK INSURED             $552,217          $315           $134,667
ARIZONA FUND                  $28,650          $987             $8,048
CALIFORNIA FUND               $34,052        $3,133             $8,292
COLORADO FUND                 $12,154           $46             $3,622
CONNECTICUT FUND              $57,556          $552            $16,777
FLORIDA FUND                  $61,182        $5,464            $16,441
GEORGIA FUND                   $6,994          $618             $1,758
MARYLAND FUND                 $25,098          $661             $5,628
MASSACHUSETTS FUND            $72,591          $706            $21,610
MICHIGAN FUND                 $64,615       $24,153            $20,176
MINNESOTA FUND                $18,789        $2,515             $5,605
MISSOURI FUND                  $4,941          $206             $1,167
NEW JERSEY FUND              $185,134        $3,416            $53,028
NORTH CAROLINA FUND           $23,393          $477             $6,472
OHIO FUND                     $53,249        $5,774            $16,091
OREGON FUND                   $44,158          $221            $12,677
PENNSYLVANIA FUND             $62,782       $20,930            $14,625
VIRGINIA FUND                 $64,528        $5,338            $19,939

      For the fiscal year ended December 31, 1998, INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE TAX EXEMPT FUND paid $36,853 and $8,970, respectively, in 12b-1 fees pursuant to their respective Class B Plan.

      For the fiscal year ended December 31, 1998 NEW YORK INSURED TAX FREE FUND paid $45,395 pursuant to its Class B Plan. For the fiscal year ended December 31, 1998, each Single State Fund paid the following amounts pursuant to its Class B Plan: ARIZONA FUND - $4,499; CALIFORNIA FUND - $3,850; COLORADO FUND - $3,637; CONNECTICUT FUND - $32,725; FLORIDA FUND - $8,377; GEORGIA FUND - $2,281; MARYLAND FUND - $19,494; MASSACHUSETTS FUND - $10,170; MICHIGAN FUND - $10,151; MINNESOTA FUND - $455; MISSOURI FUND - $1,222; NEW JERSEY FUND - $22,334; NORTH CAROLINA FUND - $2,230; OHIO FUND - $3,815; OREGON FUND - $8,923; PENNSYLVANIA FUND - $19,558; and VIRGINIA FUND - $14,480. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                      COMPENSATION TO  COMPENSATION TO  COMPENSATION TO
    FUND                  UNDERWRITER     DEALERS       SALES PERSONNEL
    ----                  -----------     -------       ---------------

INSURED INTERMEDIATE
  TAX EXEMPT FUND              $6,351       $2,611               $0
INSURED TAX EXEMPT FUND       $31,249       $1,217           $4,369
NEW YORK INSURED              $42,768           $0           $2,562
ARIZONA FUND                   $1,110       $3,133             $255
CALIFORNIA FUND                    $0           $0           $3,840
COLORADO FUND                      $0           $0           $3,636
CONNECTICUT FUND              $28,925           $0           $3,778
FLORIDA FUND                     $722       $6,132           $1,722
GEORGIA FUND                     $374       $1,646             $259
MARYLAND FUND                  $2,235      $17,014             $225
MASSACHUSETTS FUND             $9,523         $321             $300
MICHIGAN FUND                  $3,886       $5,989             $276
MINNESOTA FUND                     $0           $0             $453
MISSOURI FUND                      $0       $1,204              $16
NEW JERSEY FUND               $20,012           $0           $2,300
NORTH CAROLINA FUND              $122       $2,084              $21
OHIO FUND                          $0           $0           $3,812
OREGON FUND                    $7,875           $0           $1,037
PENNSYLVANIA FUND             $14,305       $2,401           $2,841
VIRGINIA FUND                 $10,968           $0           $3,508


      DEALER CONCESSIONS. With respect to Class A shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                       SALES CHARGES AS % OF
                                       ---------------------    CONCESSION TO
                                      OFFERING    NET AMOUNT   DEALERS AS % OF
AMOUNT OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
--------------------                    -----      --------     --------------

Less than $25,000...................    6.25%        6.67%           5.13%
$25,000 but under $50,000...........    5.75         6.10            4.72
$50,000 but under $100,000..........    5.50         5.82            4.51
$100,000 but under $250,000.........    4.50         4.71            3.69
$250,000 but under $500,000.........    3.50         3.63            2.87
$500,000 but under $1,000,000.......    2.50         2.56            2.05


                        DETERMINATION OF NET ASSET VALUE

      The municipal bonds in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Fund's Board. This service is provided by Muller Data Corporation. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.

      The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.

      Each Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions or dealer concessions may pay for research or other services. In other words, a Fund's brokerage or dealer concessions may be used to pay for a research service that is used in managing another fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and a Fund's Board to analyze a Fund's performance relative to other comparable funds.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.


      The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board. Each Fund's Board of Directors or Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1996, 1997 and 1998.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

FEDERAL INCOME TAX

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund - each Fund being treated as a separate corporation for these purposes must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (SEE below), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by a Fund will qualify as "exempt-interest dividends" as defined in the Prospectuses, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reported by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Tax-exempt interest attributable to certain PABs (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal AMT without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or IDBs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      Each Fund may acquire zero coupon municipal securities issued with original issue discount. As a holder of those securities, a Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income, including any original issue discount on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option or futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the
underlying  property  or  substantially   similar  property  will  be  deemed  a
constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale by a Fund if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

STATE INCOME TAXES


      ARIZONA. In the opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A., Arizona tax counsel to MULTI-STATE INSURED TAX FREE FUND, distributions from the ARIZONA FUND that are received by investors that are individuals, corporations, trusts, and estates subject to Arizona income tax will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States, Puerto Rico, the Virgin islands or Guam. Other distributions from the ARIZONA FUND, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. This discussion assumes that in each taxable year the ARIZONA FUND qualifies and elects to be taxed as a RIC for Federal income tax purposes. In addition, it assumes that in each taxable year the ARIZONA FUND qualifies to pay exempt-interest dividends by complying with the requirements of the Code that at least 50% of its assets at the close of each quarter of its taxable year are invested in state, municipal or other obligations, the interest on which is excluded from gross income for Federal income tax purposes pursuant to section 103(a) of the Code.

      Interest on indebtedness incurred (directly and indirectly) by an investor to purchase or carry an investment in the ARIZONA FUND should not be deductible for Arizona income tax purposes to the extent that the ARIZONA FUND holds tax-exempt obligations of the state of Arizona or obligations of the United States, Puerto Rico, the Virgin Islands or Guam.

      CALIFORNIA. In the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, California tax counsel to MULTI-STATE INSURED TAX FREE FUND, under existing law, and assuming that the Federal tax treatment of the CALIFORNIA FUND will be as set forth elsewhere in this Statement of Additional Information, distributions made to individuals, estates or trusts by the CALIFORNIA FUND are not includible in gross income for California personal income tax purposes to the extent that such distributions are treated as exempt-interest dividends under the Code, and are attributable to California tax-exempt interest, less allocable nondeductible expenses. Such treatment will result provided that the CALIFORNIA FUND qualifies as a regulated investment company under the Code, properly designates such exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the CALIFORNIA FUND notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in order to establish that exempt-interest dividends are tax-exempt under California law. Qualified tax-exempt obligations


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

under  California law generally  include  obligations  issued by California or a local government within California, as well as direct U.S. Government obligations. Direct U.S. Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage
Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the CALIFORNIA FUND that are derived from sources other than those described above, including interest on certain non-California obligations such as repurchase agreements and municipal instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includible in income subject to the California alternative minimum tax.

      Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes.

      Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the CALIFORNIA FUND, including exempt-interest dividends.

      California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the CALIFORNIA FUND.


      It is the intent of MULTI-STATE INSURED TAX FREE FUND, as represented to and relied upon by California tax counsel in rendering their opinion, that the CALIFORNIA FUND will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.


      The foregoing description relates only to certain aspects of the California tax treatment of an investment in shares of the CALIFORNIA FUND, it is not intended as an exhaustive analysis of all possible tax consequences applicable to all investors. Investors may be subject to other California tax consequences depending upon their particular situations and should consult their own tax advisers for appropriate tax advice.

      CONNECTICUT. In the opinion of Kelley Drye & Warren, Connecticut tax counsel to MULTI-STATE INSURED TAX-FREE FUND, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the CONNECTICUT FUND to the extent that these distributions qualify as (I) exempt-interest dividends, as defined in section 852(b)(5) of the Code, issued by or on behalf of the State of Connecticut, any political subdivision thereof, of any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) "exempt dividends" for Connecticut tax purposes. Distributions to Connecticut shareholders of the CONNECTICUT FUND that are attributable to sources other than those described above will generally be includible in the Connecticut income of such shareholders.

      Corporate   shareholders  of  the  CONNECTICUT  FUND  subject  to  tax  in
Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the CONNECTICUT FUND and gains resulting from the redemption or sale of shares of the CONNECTICUT FUND. Such corporate shareholders, in determining net income, will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code.

      FLORIDA. In the opinion of Rudnick & Wolfe, Florida tax counsel to MULTI-STATE INSURED TAX FREE FUND, under existing law, shareholders of the Florida Series will not be subject to the Florida intangible personal property tax on their ownership of FLORIDA FUND shares or on distributions of income or gains made by the FLORIDA FUND to the extent that such distributions are attributable solely to investment in: (i) obligations issued by the United States government and its agencies, instrumentalities or territories (including Puerto Rico, Guam and the U.S. Virgin Islands) (collectively, "Exempt Instruments"); or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("Florida Instruments"). If the FLORIDA FUND is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

            (a) The portion of the net asset value of the FLORIDA FUND'S portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

            (b) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

            (c) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the FLORIDA FUND portfolio will be subject to the Intangible Tax.

      Shareholders of the FLORIDA SERIES will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Series' portfolio is exempt. (The FLORIDA FUND has no present intention of investing in assets which will be subject to the Intangible Tax.)

      Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the FLORIDA FUND or on gains resulting from the redemption or exchange of shares of the FLORIDA FUND. Corporate shareholders will be subject to the Florida income tax on all distributions received from the FLORIDA FUND, regardless of the tax-exempt status of interest received from the FLORIDA FUND which is attributable to bonds under section 103(a) of the Code or any other Federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the FLORIDA FUND is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

      For Florida state income tax purposes, the FLORIDA FUND itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

      Shareholders of the FLORIDA FUND will be subject to Florida estate tax on their FLORIDA FUND shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

      Neither interests held by shareholders of the FLORIDA FUND nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the FLORIDA FUND will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

      GEORGIA. In the opinion of Kutak Rock, Georgia tax counsel to MULTI-STATE INSURED TAX FREE FUND, shareholders of the GEORGIA FUND that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the GEORGIA FUND that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the GEORGIA FUND on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

      Capital gains recognized as a result of the sale of shares in the GEORGIA FUND can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

      Georgia tax counsel urges each potential investor in the GEORGIA FUND to consult his or her own tax advisor regarding all GEORGIA FUND income tax related matters specifically pertaining to them.

      MARYLAND. In the opinion of Ober, Kaler, Grimes & Shriver, Maryland tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of shares of the MARYLAND FUND who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to tax in Maryland on MARYLAND FUND dividends to the extent that such dividends qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code and are attributable to (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (3) gain realized by the MARYLAND FUND from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the MARYLAND FUND are attributable to sources other than those described above, such as (1) interest on obligations issued by states other than Maryland or (2) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of MARYLAND FUND shares will be subject to Maryland taxation. If the MARYLAND FUND fails to qualify as a RIC for Federal income tax purposes, it would be subject to Maryland corporate income tax and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income Tax Preference Items. Interest paid on certain PABs constitutes a Tax Preference Item. Accordingly, subject to a threshold amount, 50% of any distributions on the MARYLAND FUND attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the MARYLAND FUND to purchase or carry shares of the MARYLAND FUND will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

      MASSACHUSETTS. In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to Multi-State Insured, holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the MASSACHUSETTS FUND to the extent that these distributions
(1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the MASSACHUSETTS FUND is a corporation subject to the Massachusetts corporate excise tax, distributions received from the MASSACHUSETTS FUND are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the MASSACHUSETTS FUND will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      Distributions to holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax that do not qualify as exempt-interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt-interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The MASSACHUSETTS FUND must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the MASSACHUSETTS FUND may recognize taxable gain or loss upon an exchange or redemption of their shares.

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

      MICHIGAN. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to MULTI-STATE INSURED TAX FREE FUND, holders of the MICHIGAN FUND will not be subject to the Michigan income tax or single business tax on MICHIGAN FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other Federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the MICHIGAN FUND are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the MICHIGAN FUND are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

      MINNESOTA. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to MULTI-STATE INSURED TAX FREE FUND, provided that the MINNESOTA FUND qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the MINNESOTA FUND who are individuals, estates, or trusts and who are subject the regular Minnesota personal income tax will not be subject to such tax on MINNESOTA FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 8252(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends form such Minnesota Sources that is paid to all shareholders represent 95% or more of the exempt-interest dividends that are paid by the MINNESOTA FUND. If the 95% test is not met, all exempt-interest dividends that are paid by the MINNESOTA FUND are not derived from the Minnesota Sources, such dividends generally will be subject to the regulator Minnesota personal income tax. Other distributions of the MINNESOTA FUND, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

      Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the MINNESOTA FUND" for further discussion of this legislation.

      Subject to certain limitations that are set forth in the Minnesota Rules, MINNESOTA FUND dividends, if any, that are derived from interest on certain
United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the MINNESOTA FUND who are individuals, estates or trusts.

      MINNESOTA FUND distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the MINNESOTA FUND will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota AMT purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the MINNESOTA FUND, at least 80% of the value of the net assets of the MINNESOTA FUND will be maintained in debt obligations the interest on which is exempt from the Federal income tax and the Minnesota personal income tax, subject to the discussion in the Prospectus and this SAI relating to legislation enacted in Minnesota in 1995. The MINNESOTA FUND seeks to invest so that the 95% test described above will be met.

      Minnesota presently imposes an AMT on individuals, estates, and trusts that is based, in part, on such taxpayers' Federal alternative minimum taxable income, which includes Federal Tax Preference Items. Accordingly, the portion of exempt-interest dividends that constitutes a Tax Preference Item for purposes of the Federal AMT, even though it is derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota AMT is computed. (The MINNESOTA FUND has no present intention of investing in tax-exempt securities that are subject to the Federal AMT.) In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources generally is also subject to the Minnesota AMT imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the MINNESOTA FUND, including all of those that are derived from the Minnesota Sources, generally will be subject to the Minnesota AMT imposed on such shareholders.


      MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to MULTI-STATE INSURED TAX FREE FUND, if a dividend paid by the MISSOURI FUND qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the MISSOURI FUND on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent Federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided that the MISSOURI FUND properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. At the present time, the MISSOURI FUND does not intend to invest in obligations the interest on which is subject to Federal income taxation. However, to the extent any dividend (or portion thereof) paid by the MISSOURI FUND is attributable to net interest earned by the MISSOURI FUND on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided (1) the MISSOURI FUND properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the MISSOURI FUND and the shareholder meet certain recordkeeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the MISSOURI FUND to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the MISSOURI FUND, will be subject to the Missouri income tax.

      Except as set forth in paragraph (a) below, dividends received by (1) an individual shareholder of the MISSOURI FUND who is not engaged in a trade or business, or (2) any other shareholder of the MISSOURI FUND (a "Business Taxpayer") who holds shares of the MISSOURI FUND for investment purposes and not as part of its ordinary trade or business, will not be subject to the city earnings and profits tax of St. Louis or Kansas City, Missouri (the "City Tax"). With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the MISSOURI FUND that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in paragraph (b) below, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the MISSOURI FUND) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.


      (a) The taxing authorities in St. Louis take the position that all of the assets of a partnership or corporation having its business domicile in St. Louis should be treated as held as part of such entity's ordinary trade or business. Under this position, dividends received on shares of the MISSOURI FUND held by such partnership or corporation, whether or not held for investment purposes, could be subject to the City Tax of St. Louis. There is no express authority for this position, and a taxpayer could take the position that dividends received by any corporation or partnership that holds shares of the MISSOURI FUND for investment purposes ("Investment Dividends") should not be subject to the City Tax of St. Louis. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether Investment Dividends received by a partnership or corporation having its business domicile in St. Louis (to the extent such Investment Dividends are not attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions to the City Tax of St. Louis.

      (b) The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

      NEW JERSEY. In the opinion of Hawkins, Delafield & Wood, New Jersey tax counsel to Multi-State Insured, provided the NEW JERSEY FUND qualifies as a qualified investment fund under New Jersey law, shareholders of the NEW JERSEY FUND who are New Jersey residents individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the NEW JERSEY FUND to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the NEW JERSEY FUND. A corporate shareholder of the NEW JERSEY FUND subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the NEW JERSEY FUND and (2) gains resulting from the redemption or sale of shares of the NEW JERSEY FUND.

      Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

      New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

      Except when acceptable investments are unavailable to the NEW JERSEY FUND, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from Federal income tax and New Jersey Gross Income Tax. The NEW JERSEY FUND will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.


      NEW YORK. In the opinion of Hawkins, Delafield &Wood, tax counsel to NEW YORK INSURED TAX FREE FUND, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New
York City on distributions from NEW YORK INSURED TAX FREE FUND to the extent that these distributions qualify as exempt-interests dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. Information concerning NEW YORK INSURED TAX FREE FUND income attributable to sources other than from New York and the tax treatment of interest on indebtedness incurred to purchase or carry shares of NEW YORK INSURED is provided in the SAI. NEW YORK INSURED distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

      Distributions to New York resident individual shareholders of NEW YORK INSURED that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of NEW YORK INSURED will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by NEW YORK INSURED.

      NORTH CAROLINA. This opinion of Wyrick Robbins Yates & Ponton LLP, North Carolina tax counsel to MULTI-STATE INSURED TAX FREE FUND, is based on the current provisions of Chapter 105 of the North Carolina General Statutes and the North Carolina Administrative Code and the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department.

      Individual shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt
Obligations".) Corporate shareholders of THE NORTH CAROLINA FUND that are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.

      The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the NORTH CAROLINA FUND, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina or its agencies or political subdivisions.

      The non-taxability of dividends paid by the NORTH CAROLINA FUND to a shareholder is conditioned upon the NORTH CAROLINA FUND'S providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the NORTH CAROLINA FUND as exempt from tax is subject to North Carolina income tax. The NORTH CAROLINA FUND will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

      Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government is not considered income from obligations of the United States and is subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

      Interest from obligations issued under the borrowing power of Puerto Rico, the Virgin Islands, Guam, a Federal Land Bank, a Federal Home Loan Bank, a

Federal Intermediate Bank, Farm Home Administration, Export-Import Bank of the United States, Tennessee Valley Authority, Banks for Cooperatives, U.S. Treasury bonds, notes, bills, certificates and savings bonds, Production Credit Association, Student Loan Marketing Association, Commodity Credit Corporation, Federal Deposit Insurance Corporation, Federal Farm Credit Bank, Federal
Financing Bank, Federal Savings and Loan Insurance Corporation, General Insurance Fund, United States Postal Service, Resolution Funding Corporation, or Financing Corporation (chartered by the Federal Housing Finance Board under 12 U.S.C. ss.1441) is considered to be interest from direct obligations of the United States or its possessions and is tax-exempt for North Carolina income tax purposes.

      In general, a shareholder of the NORTH CAROLINA FUND who is subject to North Carolina income tax will recognize capital gains for North Carolina income tax purposes to the same extent a shareholder would for Federal income tax purposes when the NORTH CAROLINA FUND makes a capital gain distribution or a shareholder redeems or exchanges shares, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, its political subdivisions, or their respective agencies.

      OHIO. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to MULTI-STATE INSURED TAX FREE Fund, provided that the OHIO FUND continues to qualify as a RIC for Federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the OHIO FUND consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions, shareholders of the OHIO FUND who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the OHIO FUND to the extent that such distributions are properly attributable to (1) interest on and profits made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

      It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, subject to the proviso stated in the previous paragraph, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the OHIO FUND in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on or profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for Federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the OHIO FUND will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the OHIO FUND to the extent such distributions consist of interest on or gain from the sale, exchange, or other disposition of Ohio Obligations.

      Except when acceptable investments are unavailable to the OHIO FUND, it will maintain at least 80% of the value of its net assets in obligations that are exempt from Federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

      OREGON. In the opinion of Weiss, Jensen, Ellis & Howard, Oregon tax counsel to Multi-State Insured Tax Free Fund, shareholders of the OREGON FUND who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the OREGON FUND to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities; (2) such distributions are attributable to interest from obligations issued by the territories of Guam, Puerto Rico, Samoa, Virgin Islands, or their authorities, or the Commonwealth of Puerto Rico or its authority; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the OREGON FUND are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in Federal gross income will be includable as capital gains in Oregon income of a shareholder.

      Interest  on   indebtedness   incurred   (directly  or  indirectly)  by  a
shareholder of the OREGON FUND to purchase or carry shares of the OREGON FUND will not be deductible for purposes of the Oregon personal income tax.

      Shareholders of the OREGON FUND that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the OREGON FUND.

      PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to Multi-State Insured Tax Free Fund, Individual shareholders of the PENNSYLVANIA FUND who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the PENNSYLVANIA FUND that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

      Shares of the PENNSYLVANIA FUND that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the PENNSYLVANIA FUNDS portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the PENNSYLVANIA FUND reports to its investors the percentage of Exempt Obligations held by it for the year. The PENNSYLVANIA FUND will report such percentage to its shareholders.

      The Pennsylvania Department of Revenue takes the position that a RIC is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon Federal taxable income, items excluded from Federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the PENNSYLVANIA FUND are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Pennsylvania capital stock and franchise taxes.

      Except when acceptable investments are unavailable to the PENNSYLVANIA FUND, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from Federal income tax and Pennsylvania personal income tax and personal property taxes.

      VIRGINIA. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to Multi-State Insured Tax Free Fund, interest on exempt obligations in the VIRGINIA FUND passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the VIRGINIA FUND subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the VIRGINIA FUND that are exclusively (1) both tax-exempt for Federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from Federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the VIRGINIA FUND, the VIRGINIA FUND intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the VIRGINIA FUND.

      In general, an individual shareholder of the VIRGINIA FUND who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he or she would for Federal income tax purposes when the VIRGINIA FUND makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

      Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the VIRGINIA FUND will not be deductible for Virginia income tax purposes.

                             PERFORMANCE INFORMATION


      A Fund may advertise its top holdings from time to time. A Fund may advertise its performance in various ways.


      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").


      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1998 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1), (2)



                              ONE YEAR          FIVE YEARS           TEN YEARS           LIFE OF FUND
                              --------          ----------           ---------           ------------
                          Class A   Class B  Class A  Class B    Class A   Class B   Class A(3)  Class B(4)
                          -------   -------  -------  -------    -------   -------   ----------  ----------

INSURED INTERMEDIATE
  TAX EXEMPT FUND          (.26)%     1.57%   4.36%    N/A        N/A       N/A       4.34%       6.23%
INSURED TAX EXEMPT FUND   (1.02)%      .83%   3.84%    N/A        6.18%     N/A       N/A         6.53%
NEW YORK INSURED          (1.01)%      .84%   3.80%    N/A        6.33%     N/A       N/A         6.30%
ARIZONA FUND               (.34)%     1.33%   4.78%    N/A        N/A       N/A       7.11%       7.54%
CALIFORNIA FUND            (.35)%     1.40%   4.73%    N/A        7.46%     N/A       N/A         7.67%
COLORADO FUND              (.10)%     1.48%   4.96%    N/A        N/A       N/A       6.77%       7.84%
CONNECTICUT FUND           (.50)%     1.22%   4.11%    N/A        N/A       N/A       6.52%       7.10%
FLORIDA FUND               (.55)%     1.19%   4.74%    N/A        N/A       N/A       7.17%       7.62%
GEORGIA FUND               (.28)%     1.23%   5.12%    N/A        N/A       N/A       6.74%       7.79%
MARYLAND FUND              (.30)%     1.54%   4.61%    N/A        N/A       N/A       6.94%       7.50%
MASSACHUSETTS FUND        (1.23)%      .60%   4.07%    N/A        7.04%     N/A       N/A         6.69%
MICHIGAN FUND             (1.00)%      .73%   4.25%    N/A        7.48%     N/A       N/A         7.17%
MINNESOTA FUND             (.36)%     1.37%   4.02%    N/A        6.78%     N/A       N/A         6.82%
MISSOURI FUND              (.06)%     1.71%   4.78%    N/A        N/A       N/A       6.54%       7.76%
NEW JERSEY FUND            (.80)%     1.00%   3.96%    N/A        7.12%     N/A       N/A         6.65%
NORTH CAROLINA FUND         .08%      1.83%   4.76%    N/A        N/A       N/A       6.26%       7.86%
OHIO FUND                  (.34)%      .46%   4.51%    N/A        7.37%     N/A       N/A         7.08%
OREGON FUND                (.37)%     1.55%   4.59%    N/A        N/A       N/A       6.04%       7.72%
PENNSYLVANIA FUND         (1.38)%      .39%   4.29%    N/A        N/A       N/A       6.92%       7.25%
VIRGINIA FUND              (.91)%      .76%   4.30%    N/A        N/A       N/A       6.82%       7.13%


-----------------------

(1) All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to January 29, 1989 the maximum sales charge was 7.25%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
(2) Certain expenses of the Funds have been waived from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.
(4) The commencement of offering of Class B shares is January 12, 1995.


TOTAL RETURN(1), (2)


                              ONE YEAR          FIVE YEARS           TEN YEARS           LIFE OF FUND
                              --------          ----------           ---------           ------------
                          Class A   Class B  Class A  Class B    Class A   Class B   Class A(3)  Class B(4)
                          -------   -------  -------  -------    -------   -------   ----------  ----------
INSURED INTERMEDIATE
  TAX EXEMPT FUND          (.26)%     1.57%   23.77%   N/A        N/A        N/A      24.26%      27.10%
INSURED TAX EXEMPT FUND   (1.02)%      .83%   20.74%   N/A        82.15%     N/A      N/A         28.53%
NEW YORK INSURED          (1.01)%      .84%   20.49%   N/A        84.81%     N/A      N/A         27.47%
ARIZONA FUND               (.34)%     1.33%   26.27%   N/A         N/A       N/A      75.21%      33.46%
CALIFORNIA FUND            (.35)%     1.40%   26.00%   N/A       105.38%     N/A      N/A         34.11%
COLORADO FUND              (.10)%     1.48%   27.36%   N/A         N/A       N/A      54.84%      34.94%
CONNECTICUT FUND           (.50)%     1.22%   22.28%   N/A         N/A       N/A      68.26%      31.31%
FLORIDA FUND               (.55)%     1.19%   26.06%   N/A         N/A       N/A      77.02%      33.86%
GEORGIA FUND               (.28)%     1.23%   28.33%   N/A         N/A       N/A      54.51%      34.69%
MARYLAND FUND              (.30)%     1.54%   25.25%   N/A         N/A       N/A      73.79%      33.27%
MASSACHUSETTS FUND        (1.23)%      .60%   22.08%   N/A        97.49%     N/A      N/A         29.32%
MICHIGAN FUND             (1.00)%      .73%   23.11%   N/A       105.71%     N/A      N/A         31.63%
MINNESOTA FUND             (.36)%     1.37%   21.79%   N/A        92.66%     N/A      N/A         29.92%
MISSOURI FUND              (.06)%     1.71%   26.31%   N/A         N/A       N/A      52.56%      34.55%
NEW JERSEY FUND            (.80)%     1.00%   21.40%   N/A        98.84%     N/A      N/A         29.12%
NORTH CAROLINA FUND        .08)%      1.83%   26.18%   N/A         N/A       N/A      49.90%      35.03%
OHIO FUND                  (.34)%      .46%   24.66%   N/A       103.63%     N/A      N/A         31.19%
OREGON FUND                (.37)%     1.55%   25.14%   N/A         N/A       N/A      47.89%      34.32%
PENNSYLVANIA FUND         (1.38)%      .39%   23.35%   N/A         N/A       N/A      78.75%      32.04%
VIRGINIA FUND              (.91)%      .76%   23.42%   N/A         N/A       N/A      77.27%      31.42%


      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1998 are set forth in the tables below.

-----------------------

(1) All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to January 29, 1989 the maximum sales charge was 7.25%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) Certain expenses of the funds have been waived from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived.


(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA Fund -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.


(4) The commencement of offering of Class B shares is January 12, 1995.


AVERAGE ANNUAL TOTAL RETURN(1)


                              ONE YEAR          FIVE YEARS           TEN YEARS           LIFE OF FUND
                              --------          ----------           ---------           ------------
                          Class A   Class B  Class A  Class B    Class A   Class B   Class A(2)  Class B(3)
                          -------   -------  -------  -------    -------   -------   ----------  ----------
INSURED INTERMEDIATE
  TAX EXEMPT FUND          6.47%    5.57%      5.73%    N/A        N/A       N/A       5.68%       6.85%
INSURED TAX EXEMPT FUND    5.62%    4.83%      5.18%    N/A       6.87%      N/A        N/A        7.15%
NEW YORK INSURED           5.59%    4.84%      5.15%    N/A       7.02%      N/A        N/A        6.93%
ARIZONA FUND               6.33%    5.33%      6.13%    N/A        N/A       N/A       7.95%       8.15%
CALIFORNIA FUND            6.31%    5.40%      6.09%    N/A       8.16%      N/A        N/A        8.28%
COLORADO FUND              6.59%    5.48%      6.32%    N/A        N/A       N/A       7.80%       8.44%
CONNECTICUT FUND           6.15%    5.22%      5.46%    N/A        N/A       N/A       7.36%       7.71%
FLORIDA FUND               6.09%    5.19%      6.11%    N/A        N/A       N/A       8.01%       8.22%
GEORGIA FUND               6.40%    5.23%      6.48%    N/A        N/A       N/A       7.77%       8.39%
MARYLAND FUND              6.38%    5.54%      5.97%    N/A        N/A       N/A       7.78%       8.11%
MASSACHUSETTS FUND         5.33%    4.60%      5.43%    N/A       7.73%      N/A        N/A        7.31%
MICHIGAN FUND              5.60%    4.73%      5.60%    N/A       8.18%      N/A        N/A        7.78%
MINNESOTA FUND             6.32%    5.37%      5.37%    N/A       7.47%      N/A        N/A        7.43%
MISSOURI FUND              6.59%    5.71%      6.14%    N/A        N/A       N/A       7.57%       8.36%
NEW JERSEY FUND            5.84%    5.00%      5.30%    N/A       7.81%      N/A        N/A        7.27%
NORTH CAROLINA FUND        6.72%    5.83%      6.13%    N/A        N/A       N/A       7.28%       8.46%
OHIO FUND                  6.33%    4.46%      5.86%    N/A       8.06%      N/A        N/A        7.69%
OREGON FUND                6.29%    5.55%      5.95%    N/A        N/A       N/A       7.06%       8.32%
PENNSYLVANIA FUND          5.23%    4.39%      5.65%    N/A        N/A       N/A       7.72%       7.86%
VIRGINIA FUND              5.69%    4.76%      5.65%    N/A        N/A       N/A       7.61%       7.74%


-----------------------

(1) Certain  expenses of the Funds have been waived or reimbursed  from  commencement  of operations through December 31, 1998. Accordingly,  return figures are higher than they would have been had such expenses not been waived or reimbursed.


(2) The inception  dates for certain of the Funds are as follows:  INSURED  INTERMEDIATE  TAX EXEMPT
    FUND -- November 22, 1993;  ARIZONA  FUND -- November 1, 1990;  CALIFORNIA  FUND -- February 23,
    1987;  COLORADO  FUND,  MISSOURI  FUND,  NORTH  CAROLINA  FUND and  OREGON  FUND -- May 4, 1992;
    CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990;  FLORIDA FUND -- October 5, 1990; GEORGIA
    FUND -- May 1, 1992;  MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January
    1, 1987; NEW JERSEY FUND -- September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30,
    1990.


(3) The commencement of offering of Class B shares is January 12, 1995.



TOTAL RETURN(1)


                          ONE YEAR          FIVE YEARS           TEN YEARS           LIFE OF FUND
                          --------          ----------           ---------           ------------
                      Class A   Class B  Class A  Class B    Class A   Class B   Class A(2)  Class B(3)
                      -------   -------  -------  -------    -------   -------   ----------  ----------
INSURED INTERMEDIATE
  TAX EXEMPT FUND      6.47%    5.57%    32.11%     N/A        N/A       N/A       32.64%      30.10%
INSURED TAX EXEMPT     5.62%    4.83%    28.74%     N/A      94.29%      N/A       N/A         31.53%
  FUND
NEW YORK INSURED       5.59%    4.84%    28.51%     N/A      97.12%      N/A       N/A         30.47%
ARIZONA FUND           6.33%    5.33%    34.65%     N/A        N/A       N/A       86.83%      36.46%
CALIFORNIA FUND        6.31%    5.40%    34.42%     N/A     119.02%      N/A       N/A         37.11%
COLORADO FUND          6.59%    5.48%    35.85%     N/A        N/A       N/A       65.08%      37.94%
CONNECTICUT FUND       6.15%    5.22%    30.43%     N/A        N/A       N/A       79.41%      34.31%
FLORIDA FUND           6.09%    5.19%    34.50%     N/A        N/A       N/A       88.75%      36.86%
GEORGIA FUND           6.40%    5.23%    36.86%     N/A        N/A       N/A       64.74%      37.69%
MARYLAND FUND          6.38%    5.54%    33.63%     N/A        N/A       N/A       85.29%      36.27%
MASSACHUSETTS FUND     5.33%    4.60%    30.23%     N/A     110.60%      N/A       N/A         32.32%
MICHIGAN FUND          5.60%    4.73%    31.32%     N/A     119.49%      N/A       N/A         34.63%
MINNESOTA FUND         6.32%    5.37%    29.86%     N/A     105.51%      N/A       N/A         32.92%
MISSOURI FUND          6.59%    5.71%    34.69%     N/A        N/A       N/A       62.68%      37.55%
NEW JERSEY FUND        5.84%    5.00%    29.49%     N/A     112.19%      N/A       N/A         32.12%
NORTH CAROLINA FUND    6.72%    5.83%    34.63%     N/A        N/A       N/A       59.83%      38.03%
OHIO FUND              6.33%    4.46%    32.93%     N/A     117.14%      N/A       N/A         34.19%
OREGON FUND            6.29%    5.55%    33.49%     N/A        N/A       N/A       57.68%      37.32%
PENNSYLVANIA FUND      5.23%    4.39%    31.60%     N/A        N/A       N/A       90.59%      35.04%
VIRGINIA FUND          5.69%    4.76%    31.65%     N/A        N/A       N/A       89.03%      34.42%


-----------------------
(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.


(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.


(3) The commencement of offering of Class B shares is January 12, 1995.


      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

         Tax Free Yield
         --------------
                                       = Taxable Equivalent Yield
      1 - Your Tax Bracket


      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and Federal tax purposes), shareholders may use the following formula:

         Tax Free Yield
         --------------
                                       = Taxable Equivalent Yield
    1 - [[(1-Your Federal Tax Bracket)
      x State Rate]
    + Your Federal Tax Bracket]


      The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class A shares for the thirty day period ended December 31, 1998 (assuming a Federal tax rate of 28%) was 3.01% and 4.18%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class B shares for the same period (assuming a Federal tax rate of 28%) was 2.49% and 3.46%, respectively. The yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for INSURED INTERMEDIATE TAX EXEMPT FUND Class A shares for the thirty days ended December 31, 1998 was 3.34% and 4.64%, respectively. The yield and tax-equivalent yield for INSURED INTERMEDIATE TAX EXEMPT FUND Class B shares for the same period (assuming a Federal tax rate of 28%) was 2.37% and 3.29%, respectively. The maximum Federal tax rate during this period was 39.6%. During this period, certain expenses of INSURED INTERMEDIATE TAX EXEMPT FUND have been waived or reimbursed. Accordingly yield and tax-equivalent yield figures are higher than they would have been had such expenses not been waived or reimbursed. The yield and tax-equivalent yield of NEW YORK INSURED TAX FREE FUND and each Single State Fund for the thirty days ended December 31, 1998 (assuming a Federal tax rate of 28% as well as the maximum rate for the appropriate state) is shown below. During this period, certain expenses of these Funds have been waived or reimbursed. Accordingly, yield and tax-exempt yield figures are higher than they would have been had such expenses not been waived or reimbursed. During this period, the maximum Federal tax rate was 39.6%.

                                   YIELD              TAX-EQUIVALENT YIELD
                            --------------------      --------------------
                           Class A       Class B       Class A      Class B
                            Shares       Shares         Shares       Shares
                            ------       ------         ------       ------

New York Insured Tax
  Free Fund                  3.18%        2.66%         4.78%        4.00%
Arizona Fund                 3.69         3.13          5.43          4.61
California Fund              3.33         2.76          5.20          4.31
Colorado Fund                3.64         3.08          5.32          4.50
Connecticut Fund             3.30         2.73          4.80          3.97
Florida Fund                 3.34         2.76          4.64          3.83
Georgia Fund                 3.81         3.26          5.63          4.82
Maryland Fund                3.90         3.36          5.70          4.91
Massachusetts Fund           3.66         3.09          5.78          4.88
Michigan Fund                3.45         2.88          5.01          4.18
Minnesota Fund               3.75         3.20          5.69          4.86
Missouri Fund                3.76         3.18          5.56          4.70
New Jersey Fund              3.20         2.61          4.76          3.88
North Carolina Fund          3.85         3.31          5.80          4.98
Ohio Fund                    3.27         2.68          4.91          4.02
Oregon Fund                  3.61         3.05          5.51          4.66
Pennsylvania Fund            3.57         3.00          5.10          4.29
Virginia Fund                3.36         2.78          4.95          4.10

      The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve month period ended December 31, 1998 for Class A shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated using the offering price was 4.59% and 4.21%, respectively. The distribution rate for the twelve month period ended December 31, 1998 for Class A shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated at net asset value was 4.89% and 4.49%, respectively. The distribution rate for the twelve-month period ended December 31, 1998 for Class B shares of INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND calculated using net asset value was 3.89% and 3.75%, respectively. During this period certain expenses of INSURED INTERMEDIATE TAX EXEMPT FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived. The distribution rate for the Class A shares of NEW YORK INSURED TAX FREE FUND and each Single State Fund for the twelve-month period ended December 31, 1998 calculated using both offering price and net asset value is shown below. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 1998 calculated using net asset value is also shown below. During these periods certain expenses of MULTI-STATE INSURED TAX FREE FUND were waived or reimbursed. Accordingly, distribution rates are higher than they would have been if such expenses had not been waived or reimbursed.



                             CLASS A SHARES                     CLASS B SHARES

                    DISTRIBUTION RATE CALCULATED USING     DISTRIBUTION RATE CALCULATED
                    ----------------------------------     ----------------------------
                     OFFERING PRICE  NET ASSET VALUE          USING NET ASSET VALUE
                     --------------  ---------------          ---------------------
NEW YORK INSURED             4.27%        4.55%                     3.82%
ARIZONA FUND                 4.50         4.80                      4.00
CALIFORNIA FUND              4.26         4.54                      3.76
COLORADO FUND                4.53         4.84                      4.02
CONNECTICUT FUND             4.23         4.51                      3.72
FLORIDA FUND                 4.18         4.46                      3.67
GEORGIA FUND                 4.52         4.82                      4.02
MARYLAND FUND                4.45         4.75                      3.96
MASSACHUSETTS FUND           4.51         4.81                      4.01
MICHIGAN FUND                4.22         4.50                      3.68
MINNESOTA FUND               4.69         5.00                      4.19
MISSOURI FUND                4.57         4.87                      4.05
NEW JERSEY FUND              4.27         4.56                      3.75
NORTH CAROLINA FUND          4.30         4.59                      3.75
OHIO FUND                    4.41         4.70                      3.85
OREGON FUND                  4.28         4.57                      3.79
PENNSYLVANIA FUND            4.28         4.56                      3.75
VIRGINIA FUND                4.26         4.55                      3.74


      A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

      From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely recognized independent service that monitors and ranks the performance of investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION


      INSURED TAX EXEMPT FUND and NEW YORK INSURED TAX FREE FUND were incorporated in the state of Maryland on September 28, 1976 and July 5, 1983, respectively. INSURED TAX EXEMPT FUND's authorized capital stock consists of 500 million shares of common stock, all of one series, with a par value per share of $0.01. NEW YORK INSURED TAX FREE FUND's authorized capital stock consists of one billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      SERIES FUND and MULTI-STATE INSURED TAX FREE FUND were organized as Massachusetts business trusts on September 23, 1988 and October 30, 1985, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as its Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series and the shares of beneficial interest of MULTI-STATE INSURED TAX FREE FUND are divided into seventeen separate and distinct series, each having two classes, designated Class A shares and Class B shares. Neither Fund holds annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.


      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.


      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the
Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of March 31, 1999, the following owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

ARIZONA                          7.5        Salomon Smith Barney, Inc.
                                            388 Greenwich Street
                                            New York, NY 10013

                                 7.7        BT Alex Brown Incorporated
                                            P.O. Box 1346
                                            Baltimore, MD 21203

CALIFORNIA                       9.9        Salomon Smith Barney, Inc.
                                            388 Greenwich Street
                                            New York, NY 10013

CONNECTICUT                      6.1        Henry L. Fuqua
                                            94 Granby Street
                                            Bloomfield, CT 06002

GEORGIA                          5.1        Evelyn Fesperman
                                            2699 Caladium Dr.
                                            Atlanta, GA 30345

                                 9.4        Barbara D. Nalley
                                            1984 Old Alpharetta Rd.
                                            Cumming, GA 30131

MARYLAND                         6.0        Dallas E. Polek
                                            539 Wyngate Road "Timonium"
                                            Timonium, MD 21093

                                 8.1        Donaldson Lufkin Jenrette
                                            Securities Corporation Inc.
                                            P.O. Box 2052
                                            Jersey City, NJ 07303

MINNESOTA                        5.5        Donald J. Kiel
                                            316 S. State St.
                                            New Ulm, MN 56073

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

MISSOURI                         5.4        Marilyn L. Pridgeon
                                            14336 Sawyer Drive
                                            New London, MO 63459

                                 5.6        BT Alex Brown Incorporated
                                            P.O. Box 1346
                                            Baltimore, MD 21203

                                 7.1        BT Alex Brown Incorporated
                                            P.O. Box 1346
                                            Baltimore, MD 21203

NORTH CAROLINA                   8.6        J.C. Bradford & Co.
                                            330 Commerce Street
                                            Nashville, TN 37201

PENNSYLVANIA                    13.4        First Clearing Corporation
                                            10700 Wheat First Drive
                                            Glen Allen, VA 23060

      As of March 31, 1999 the following owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:


FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

INSURED   INTERMEDIATE  TAX      19.1      Maureen Barron
EXEMPT                                     Earl Barron
                                           1938 Louisquisset Pike
                                           Lincoln, RI 02865

                                 9.8       Marjorie Kelvin
                                           700 Smith St.
                                           Apt # 241
                                           Providence, RI 02908

                                  9.8      Harrison W. Snyder
                                           RD 4 Box 313
                                           Huntingdon, PA 16652

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                  5.2      Shirley M. Pusko
                                           Ronald E. Pusko
                                           8129 W. 87th Street
                                           Hickory Hills, IL 60457

                                  5.3      Vivien B. Shelanski
                                           Susan Feinberg, Co-Trustees
                                           241 Kane Street
                                           Brooklyn, NY 11231

                                  5.2      Hilda P. Stern
                                           Debra Stern Green, Trustees
                                           4000 Triumvera, Apt. 301
                                           Glenview, IL 60025

INSURED TAX EXEMPT                5.5      Giselle Serio
                                           48 Athens Ave.
                                           South Amboy, NJ 08879

NEW YORK                          5.0      Edwin A. Young
                                           21 Sproat Street
                                           Middletown, NY 10940

                                  5.6      Louis J. Ciocca
                                           2519 Matthews Avenue
                                           Bronx, NY 10467-9106

ARIZONA                          18.7      Sebastian B. Bosco
                                           Rita C. Bosco
                                           215 N. Power Rd. #165
                                           Mesa, AZ 85205

                                 5.1       Lillian Smith Apple
                                           1030 Scott Dr.
                                           Apt. 206
                                           Prescott, AZ 86301

                                 12.7      Steven W. Winter
                                           3741 E. Leland Street
                                           Mesa, AZ 85215

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                 20.6      Calvin D. Hodgeson
                                           Janet A. Hodgeson, Co-Trustees
                                           7125 E. Luana Pl.
                                           Tuscon, AZ 85710

                                 14.4      Gladys A. Moum, Trustee
                                           10330 W. Thunderbird Blvd.
                                           Apt # C104
                                           Sun City, AZ 85351

                                  5.5      Ralph Roethler
                                           Harriett Roethler, Trustees
                                           9160 Manley Drive
                                           Prescott Valley, AZ 86314

                                  5.5      Catherine T. McAllister, Trustee
                                           1475 S. 46th Ave.
                                           Apt. 172
                                           Yuma, AZ 85364-4028

CALIFORNIA                       19.9      Verne L. Miller
                                           Doris E. Miller
                                           5881 S. Crawford
                                           Reedley, CA 93654

                                7.4        Colleen C. O'Harra, Trustee
                                           600 No. The Strand
                                           Unit 44
                                           Oceanside, CA 92054

                               10.1        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

COLORADO                       19.2        Marion Fischel
                                           6690B E. Bayud Ave.
                                           Denver, CO 80224

                               11.1        Louis   P.   Barrientos
                                           Helen   B. Barrientos
                                           2866 Caulkins Pl
                                           Broomfield, CO 80020

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                               14.2        Friz T. Kent
                                           Jerold D. Kent
                                           Gary L. Kent
                                           12140 W. 32NE Drive
                                           Wheat Ridge, CO 80033

                               12.7        R2H, LLLP
                                           3131 E. Alameda Ave.
                                           #602
                                           Denver, CO 80209

CONNECTICUT                     6.2        Einar A. Lundberg
                                           324 Springer Rd.
                                           Fairfield, CT 06430

                                5.5        Sarah B. Tyson
                                           174 Towne House Rd.
                                           Hamden, CT 06514

                                9.5        Gustave W. Peschell, Trustee
                                           85 Fairchild Road
                                           Stratford, CT 06497

                                6.4        Helen Morchower
                                           P.O. Box 3351 Route 5
                                           Enfield, CT 06083

                               11.8        First Clearing Corporation
                                           10700 Wheat First Drive
                                           Glen Allen, VA 23060

                               12.1        First Clearing Corporation
                                           10700 Wheat First Drive
                                           Glen Allen, VA 23060

FLORIDA                         7.2        Constance H. Brown, Trustee
                                           4527 Sanderling Circle West
                                           Boynton Beach, FL 33436

                                7.1        Lamaris S. Hill, Trustee
                                           1946 Palo Alto Ave.
                                           Lady Lake, FL 32159

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                6.7        Geraldine O. Jordan
                                           7401 SW 9th Street
                                           Plantation, FL 33317

                               23.3        Julia F. Meyers
                                           7930 Ascot Place
                                           Vero Beach, FL 32966

                                6.3        First Union Brokerage Services
                                           201 South College Street
                                           Charlotte, NC 28288

GEORGIA                        11.0        Allen Vegotsky
                                           Dorothy R. Vegotsky
                                           2215 Greencrest Drive
                                           Atlanta, GA 30345

                               13.0        Geraldyne P. Miller
                                           3357 Collier CT NW
                                           Atlanta, GA 30331

                               12.4        Betty S. Cabaniss
                                           1001 Clifton Rd. NE
                                           Atlanta, GA 30307

                               10.2        Ruby S. Wright
                                           4737 Canton Rd.
                                           Marietta, GA 30066

                               11.0        Emma G. Burroughs
                                           3631 Nassau Dr.
                                           Augusta, GA 30909

                               19.3        George V. Blake
                                           Agatha A. Blake
                                           2697 Rolling View Dr.
                                           Smyrna, GA 30080

MARYLAND                        8.4        John J. Bannon
                                           Elizabeth M. Bannon
                                           17833 Cliffbourne Lane
                                           Derwood, MD 20855

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------
                               10.5        Sylvia Gordon, Trustee
                                           776 Holly Drive
                                           Annapolis, MD 21401-5551

                                5.7        H. Douglas New
                                           E. Irrene New, Trustees
                                           6600 GI GI Drive
                                           Woodbine, MD 21797


                                8.9        Rita D. McCarthy, Trustee
                                           507 Coover Rd.
                                           Annapolis, MD 21401

MASSACHUSETTS                   8.3        Aurora Grace
                                           141 Queen Drive
                                           West Wareham, MA 02576

                               13.5        Paul A. D'Oliviera
                                           2540 Pawtucket Avenue
                                           East Providence, RI 02915

MICHIGAN                        6.8        Robert Bukowski & Dorothy Bukowski
                                           Mary Bukowski & Michael Bukowski,
                                           Trustees
                                           19139 Greenwald
                                           Southfield, MI 48075

                                7.1        George Shamie, Trustee
                                           21719 Harper Ave.
                                           St. Clair Shores, MI 48080

                                7.2        Albert E. Niemann
                                           Beverly L. Niemann
                                           15212 Huron River Dr.
                                           Romulus, MI 48174-3623

                                7.2        Thomas W. Stone
                                           Joyce Stone & Paul Stone
                                           2808 N. Chipman Street
                                           Owosso, MI 48867

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                5.5        Mary Lanza
                                           Frances Goers & Norma Goers
                                           54500 Grand River
                                           New Hudson, MI 48165

                               18.7 Lillian Thill, Nanette M. Brennan and Mary Lynn Quilling
                                           26962 Franklin Terrace Apartments
                                           Apt # 302
                                           Southfield, MI 48034

MISSOURI                        5.6        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

                               18.7        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

                               17.5        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

NEW JERSEY                     10.9        Helen Bodnar
                                           17 B Aldrich Dr.
                                           Edison, NJ 08837

                                7.0        Merrill William Yeager
                                           1411 Thomas Street
                                           Point Pleasant, NJ 08742

                                6.1        John J. Gabriel
                                           Verna E. Gabriel
                                           1 Mac Arthur Blvd. S601
                                           Westmont, NJ 08108

                                5.9        David Weber
                                           Marion R. Weber
                                           Swimmer & Weber
                                           855 Valley Road
                                           Clifton, NJ 07013

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

NORTH CAROLINA                  7.1        Martha D. Sachs
                                           48 N. Rugby Rd.
                                           Hendersonville, NC 28791

                                5.1        Clifton Jacobs
                                           1407 Duggins, Dr.
                                           Burlington, NC 27217

                                9.9        Frances Freeman Bracy
                                           P.O. Box 292 106 Edgewood Dr.
                                           Ahoskie, NC 27910

                                9.3        Victor Quinn Hambright
                                           611 Llewellyn Place
                                           Charlotte, NC 28207

                               18.6        Francis J. Sincox
                                           4500 Binwhe Lane
                                           Gastonia, NC 28052

NORTH CAROLINA                  6.8        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

                               10.4        The Ellis Family Ltd
                                           113 Column Cir.
                                           Shelby, NC 28150

OHIO                           11.2        Salomon Smith Barney
                                           388 Greenwich Street
                                           New York, NY 10013

                               12.2        SG Cowen Securities
                                           Financial Square
                                           New York, NY 10005

                                7.7        Rosemary Routh
                                           214 Cedar Brook Lane
                                           Sandusky, OH 44870-5433

                                6.6        James R. Hunkler
                                           887 West 8th Ave.
                                           Columbus, OH 43212

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

                                5.5        Virgil I. Bixler & Joanna Bixler
                                           Co-Trustees
                                            1-4100 E
                                           Swanton, OH 43558

                                9.7        Leroy W. Gagle & Suzane Gagle
                                           353 Southwood Dr.
                                           Perrysburg, OH 43551

OREGON                          6.0        Donald L. Phillips Sr.
                                           Karen A. Phillips
                                           18729 S. Lyons
                                           Oregon City, OR 97045

                                8.2        Ned E. Wagner/Shirley J. Wagner,
                                           Trustees
                                           13825 SW 22nd Street
                                           Beaverton, OR 97008

                               11.4        John E. Laney
                                           14315 SW Stallion Drive
                                           Beaverton, OR 97008

                                5.6        Karleen H. Itschner, Trustee
                                           19488 S. Red House Rd.
                                           Molalla, OR 97038

                                5.9        Mabel Kelsey
                                           8535 SW Cecelia Terrace
                                           Portland, OR 97223

                                8.1        James M. Hogan
                                           Rt. 1 Box 917 A
                                           Astoria, OR 97103

PENNSYLVANIA                    5.5        Ruth R. Patterson
                                           5713 Osage Ave.
                                           Philadelphia, PA 19143

                                6.1        Peter Hesbacher
                                           1933 Hwy 35
                                           Suite 235
                                           Wall, NJ 07719

FUND                         % OF SHARES    SHAREHOLDER
----                         -----------    -----------

VIRGINIA                        9.6        Saundra G. Taylor
                                           324 Locust Hill Rd.
                                           Aylett, VA 23009

                                7.9        John W. Bunting III, Trustee
                                           328 Bunting Point Road
                                           Yorktown, VA 23693

                               15.9        Una H. Harris
                                           P.O. Box 871
                                           South Hill, VA 23970

                                5.9        Armonia H. Taylor-Wright
                                           1131 Apt. O Wisperwood Court
                                           Greensboro, NC 27407



      25% SHAREHOLDERS. As of March 31, 1999 the following owned of record or beneficially 25% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                        % OF SHARES    SHAREHOLDER
----                        -----------    -----------

CALIFORNIA                     47.4        Virginia F. Fry, Trustee
                                           45800 East 10th Street Space 1
                                           Lancaster, CA 93535

COLORADO                       30.5        Elden E. Coombs
                                           9577 S. Deer Creek Canyon Rd.
                                           Littleton, CO 80127

MASSACHUSETTS                  27.5        Marie Lemoine, Trustee
                                           27 Cedar Hill Street
                                           Palmer, MA 01069

MINNESOTA                      97.7        Myrtle Eveland
                                           316 Polk St. #2
                                           Anoka, MN 55303

MISSOURI                       36.0        Raymond Lankford
                                           Yolanda Moore Lankford
                                           15 Terryhill Lane
                                           Saint Louis, MO 63131

FUND                        % OF SHARES    SHAREHOLDER
----                        -----------    -----------

                               45.7        Salomon Smith Barney Inc.
                                           388 Greenwich Street
                                           New York, NY 10013

OHIO                           30.5        Irene M. Knight & Barbara Heil
                                           1586 J First St. NE
                                           Massillon, OH 44646

PENNSYLVANIA                   33.3        John J. Madden
                                           Barbara A. Madden
                                           94 Spangenburg Ave.
                                           East Stroudsburg, PA 18301

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors or Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

      SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of Series Fund and Multi-State Insured Tax Free Fund, both of which are Massachusetts business trusts, may, under certain circumstances, be held personally liable for the obligations of the Funds. The Declarations of Trust of each Fund, however, contain express disclaimers of shareholder liability for acts or obligations of the Funds and require that notice of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by either of the Funds or its Trustees. The Declarations of Trust provides for indemnification out of the property of each Fund of any shareholder held personally liable for the obligations of the Fund. The Declarations of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which either Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declarations of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Each Fund may have an obligation to indemnify its Trustees and officers with respect to litigation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS


STANDARD & POOR'S RATINGS GROUP

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              Financial Statements
                             as of December 31, 1998

                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 1998



First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1998 electronically filed with the Commission on March 3, 1999 (Accession Number:
0000928816-99-000065).

First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1998 electronically filed with the Commission on March 3, 1999 (Accession Number: 0000928816-99-000065).

First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1998 electronically filed with the Commission on March 3, 1999 (Accession Number:
0000928816-99-000065).

First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1998 electronically filed with the Commission on March 3, 1999 (Accession Number:
0000928816-99-000065).

                               SHAREHOLDER MANUAL



A Guide to Your                                        (FIRST INVESTORS LOGO)
First Investors
Mutual Fund Account
-------------------

as of April 22, 1999

INTRODUCTION

Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.


                             (FIRST INVESTORS LOGO)


        PRINCIPAL UNDERWRITER                         TRANSFER AGENT
     First Investors Corporation           Administrative Data Management Corp.
           95 Wall Street                             581 Main Street
         New York, NY 10005                        Woodbridge, NJ 07095
           1-212-858-8000                             1-800-423-4026

                               TABLE OF CONTENTS

HOW TO BUY SHARES

To Open an Account.......................................................... 1
To Open a Retirement Account................................................ 2
Minimum Initial Investment.................................................. 2
Additional Investments...................................................... 2
Acceptable Forms of Payment................................................. 2
Share Classes............................................................... 2
Share Class Specification................................................... 3
Class A Shares.............................................................. 3
Class B Shares.............................................................. 5
How to Pay.................................................................. 6

HOW TO SELL SHARES

Written Redemptions......................................................... 9
Telephone Redemptions....................................................... 9
Electronic Funds Transfer................................................... 9
Systematic Withdrawal Plans................................................ 10
Expedited Wire Redemptions................................................. 10

HOW TO EXCHANGE SHARES

Exchange Methods........................................................... 11
Exchange Conditions........................................................ 12
Exchanging Funds with Automatic Investments or
Systematic Withdrawals..................................................... 12

WHEN AND HOW
FUND SHARES ARE PRICED..................................................... 13

HOW PURCHASE, REDEMPTION AND EXCHANGE ORDERS
ARE PROCESSED AND PRICED................................................... 13

SPECIAL RULES FOR MONEY MARKET FUNDS....................................... 14

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS................................ 15

SIGNATURE GUARANTEE POLICY................................................. 15

TELEPHONE SERVICES

Telephone Exchanges and Redemptions........................................ 16
Shareholder Services....................................................... 17

OTHER SERVICES............................................................. 18

ACCOUNT STATEMENTS

Transaction Confirmation Statements........................................ 20
Master Account Statements.................................................. 20
Annual and Semi-Annual Reports............................................. 20

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions................................................ 21
Buying a Dividend.......................................................... 21

TAX FORMS.................................................................. 22

THE OUTLOOK................................................................ 22

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

HOW TO BUY SHARES

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800)  423-4026  or  visit  us  on-line  at   www.firstinvestors.com   for  more
information.

o TO OPEN AN ACCOUNT

Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.

You need to tell us how you want your shares registered when you open a new Fund account. Please keep the following information in mind:

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

DIVIDENDS AND CAPITAL GAINS. Fund distributions will be automatically reinvested in your account unless you request otherwise.



SOME REGISTRATIONS REQUIRE ADDITIONAL PAPERWORK.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT     ADDITIONAL DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

Corporations        First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death   First Investors TOD Registration Request Form
(TOD)

Estates             Original or Certified Copy of Death Certificate
                    Certified Copy of Letters Testamentary/Administration First Investors Executor's Certification & Indemnification
                     Form

Conservatorships    Certified copy of court document appointing Conservator/
& Guardianships     Guardian
--------------------------------------------------------------------------------

o TO OPEN A RETIREMENT ACCOUNT

Before opening a retirement account, you must establish an account with your broker-dealer. Fund shares may be purchased for your retirement account by completing the appropriate retirement plan application. First Investors offers retirement plans for both individuals and employers as follows:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS offered by employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment, including SARSEP-IRAs.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors and partnerships.

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

o MINIMUM INITIAL INVESTMENT

You can open a non-retirement account with a check made payable to First Investors Corporation for as little as $1,000. The minimum is waived if you open an account through one of our Automatic Investment Programs (see How to Pay) or through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.

o ADDITIONAL INVESTMENTS

Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.

Mail checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

o ACCEPTABLE FORMS OF PAYMENT

The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

o SHARE  CLASSES

All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.

Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

o SHARE CLASS SPECIFICATION

It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your preference. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

o CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

--------------------------------------------------------------------------------
           CLASS A SALES CHARGES
  ----------------------------------------------------------------------------
                                 AS A % OF        AS A % OF YOUR
          YOUR INVESTMENT     OFFERING PRICE        INVESTMENT

          up to  $24,999           6.25%               6.67%
          $25,000 - $49,999        5.75%               6.10%
          $50,000 - $99,999        5.50%               5.82%
          $100,000 - $249,999      4.50%               4.71%
          $250,000 - $499,999      3.50%               3.63%
          $500,000 - $999,999      2.50%               2.56%

     Investments of $1 million or more will only be made in Class A shares at the Fund's net asset value.

     Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
--------------------------------------------------------------------------------

SALES CHARGE WAIVERS & REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age
21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When fund distributions are reinvested in Class A shares.

5: When Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE

The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

-Estate accounts may only be linked to other accounts registered under the same
 EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT

A Letter of Intent ("LOI") lets you purchase at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

o CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:
            --------------------------------------------------------
                Year  1     2     3     4     5     6     7+
            --------------------------------------------------------
                CDSC  4%    4%    3%    3%    2%    1%    0%
            --------------------------------------------------------

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:

The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to death or disability (as defined in section 72(m)(7) of the
Internal  Revenue  Code)  requested   within  one  year  of  death.   Additional
documentation is required.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

o HOW  TO  PAY

You can invest using one or more of the following options:

+ CHECK:

You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:

We offer several automatic investment programs to simplify investing.

+ MONEY LINE:

With our Money Line program, you can open an account with as little as $50 a month or $600 each year in a FI Fund account by transferring funds electronically from your bank account. You can invest up to $10,000 a month through Money Line.

Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:

1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

HOW TO CHANGE:

Provided you have telephone privileges, you may call Shareholder Services at 1 (800) 423-4026 to:

-Increase the payment up to $999.99.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.

-Change bank information (a new Money Line Application and voided check is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $2,500 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC PAYROLL INVESTMENT:

With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:

1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:

You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.

If we receive a wire transfer for a purchase prior to 12:00 p.m., Eastern Time ("ET") and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:

FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #


+ DISTRIBUTION CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS:

You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account.

-Payments are invested without a sales charge.

-A signature guarantee is required if the ownership on both accounts is not identical.

-Both accounts must be in the same class of shares.

-You must invest at least $600 a year if into a new account.

-You can invest on a monthly, quarterly, semi-annual, or annual basis.

Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

                               HOW TO SELL SHARES

You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.

-FIC registered representative payroll checks.

-First Investors Life Insurance Company checks.

-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at 1 (800) 423-4026 for more information.

o WRITTEN REDEMPTIONS

You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1: The name of the fund;

2: Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


o TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);

-You do not hold share certificates (issued shares);

-The   redemption   check  is  made  payable  to  the  registered   owner(s)  or
pre-designated  bank;

-The redemption check is mailed to your address of record or predesignated bank account;

-Your address of record has not changed within the past 60 days;

-The redemption amount is $50,000 or less; AND

-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000.

o ELECTRONIC FUNDS TRANSFER

The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;

2: Must be at least $500;

3: Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.

o SYSTEMATIC WITDRAWAL PLANS

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

o EXPEDITED WIRE REDEMPTIONS (MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, will be processed on the following day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.

HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

o EXCHANGE METHODS


     METHOD                        STEPS TO FOLLOW
     -------------------------------------------------------------------------------------------------
     Through Your
     Registered Representative     Call your registered representative.
     -------------------------------------------------------------------------------------------------

     By Phone                      Call Special Services from 9:00 a.m. to 5:00 p.m., ET
     1(800) 342-6221               Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                                   1. You must have telephone privileges.
                                      (see Telephone Transactions.)

                                   2. Certificate shares cannot be exchanged by phone.

                                   3. For  trusts,  estates,  attorneys-in-fact,
                                      corporations, partnerships,  and other entities,
                                      additional documents are required and must be
                                      on file.

     -------------------------------------------------------------------------------------------------
     By Mail to:                   1. Send us written instructions signed by all account owners
     A D M                            exactly as the account is registered.
     581 MAIN STREET
     WOODBRIDGE, NJ  07095-1198    2. Include the name and account number of your fund.

                                   3.  Indicate  either the dollar amount,  number of shares or percent of the source account you want to exchange.

                                   4. Specify the existing account number or the name of the
                                      new Fund you want to exchange into.

                                   5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                                   6. For  trusts,  estates,  attorneys-in-fact,  corporations, partnerships,  and other  entities,  additional  documents are  required.  Call Shareholder Services at 1 (800) 423-4026.
     -------------------------------------------------------------------------------------------------

o EXCHANGE CONDITIONS

1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

o EXCHANGING FUNDS WITH AUTOMATIC INVESTMENTS OR SYSTEMATIC WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:


--------------------------------------------------------------------------------
                                                            EXCHANGE A
                   EXCHANGE             EXCHANGE            PORTION OF
                   ALL SHARES TO        ALL SHARES TO       SHARES TO ONE
                   ONE FUND             MULTIPLE FUNDS      OR MULTIPLE FUNDS
--------------------------------------------------------------------------------

MONEY LINE         ML moves to          ML stays with       ML stays with
(ML)               Receiving Fund       Original Fund       Original Fund


AUTOMATIC PAYROLL  API moves to         API Stays with      API stays with
INVESTMENT (API)   Receiving Fund       Original Fund       Original Fund


SYSTEMATIC         SWP moves to         SWP                 SWP stays
WITHDRAWALS        Receiving Fund       Canceled            with Original Fund
(SWP)
--------------------------------------------------------------------------------

WHEN AND HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

     HOW PURCHASE, REDEMPTION AND EXCHANGE ORDERS ARE PROCESSED AND PRICED

The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:

Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares", certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application.
Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:

As described previously in "How To Sell Shares", certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:

Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions.
Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES:

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED VIA DEALERS:

It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS

Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND
BANK OF NEW YORK
ABA #021000018
ACCOUNT 8900005696
YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND
BANK OF NEW YORK
ABA #021000018
ACCOUNT 8900023198
YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE GUARANTEE POLICY

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES ARE REQUIRED:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.


TELEPHONE SERVICES

o TELEPHONE EXCHANGES AND REDEMPTIONS
  1 (800) 342-6221

You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:

For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:

NON-RETIREMENT ACCOUNTS:

You can exchange or redeem shares of any non-retirement account by phone. Shares must be owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:

You can exchange between shares of any participant directed IRA, 403(b) or 401(k) Simplifier Plan where First Financial Savings Bank, S.L.A. is Custodian. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order.

________________________________________________________________________________


o SHAREHOLDER SERVICES
  1 (800) 423-4026

PROVIDED  YOU HAVE NOT  DECLINED  TELEPHONE  PRIVILEGES,  CALL US TO  UPDATE  OR
CORRECT:

-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:

-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.

OTHER SERVICES

+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:

Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:

Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.

--------------------------------------------------------------------------------

+ FEE TABLE:

Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC, Attn:
Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:


ACCOUNT HISTORY STATEMENTS:                   CANCELLED CHECKS:

1974 - 1982*   ....  $10 per year fee         There is a $10 fee for a copy of
                                              a cancelled dividend, liquidation,
1983 - present ....  $5 total fee for         or investment check requested.
                     all years                There is a $15 fee for a copy of
                                              a cancelled money market draft
Current &                                     check.
Two Prior Years .... Free
                                              DUPLICATE TAX FORMS:
*ACCOUNT HISTORIES ARE NOT
AVAILABLE PRIOR TO 1974.
                                              Current Year ....  Free

                                              Prior Year(s) .... $7.50 per
                                              tax form per year

--------------------------------------------------------------------------------

+ RETURN MAIL:

If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail". No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to  turning  over  assets  to your  state,  the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

+ TRANSFERRING SHARES:

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the new fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1(800)423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

ACCOUNT STATEMENTS

o TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The  confirmation  statement also may provide a perforated  Investment Stub with
your  preprinted  name,  registration,   and  fund  account  number  for  future
investments.

o MASTER ACCOUNT STATEMENTS

If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance and Executive Investors Trust accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

o ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

o DIVIDENDS AND DISTRIBUTIONS

For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:


------------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
------------------------------------------------------------------------------------

MONTHLY:                           QUARTERLY:               ANNUALLY (IF ANY):

Cash Management Fund               Blue Chip Fund           Focused Equity Fund
Fund for Income                    Growth & Income Fund     Global Fund
Government Fund                    Total Return Fund        Mid-Cap Opportunity Fund
High Yield Fund                    Utilities Income Fund    Special Situations Fund
Insured Intermediate Tax-Exempt
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
------------------------------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.

o BUYING A DIVIDEND

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS

TAX FORM                   DESCRIPTION                                      MAILED BY

--------------------------------------------------------------------------------------
1099-DIV       Consolidated report lists all taxable dividend and           January 31
               capital  gains distributions for all of the
               shareholder's accounts. Also includes  foreign
               taxes paid and any federal income tax withheld due
               to backup withholding.

--------------------------------------------------------------------------------------
1099-B         Lists proceeds from all redemptions including                January 31
               systematic withdrawals  and exchanges.  A separate
               form is issued for each fund account.  Includes
               amount of  federal  income tax  withheld  due to
               backup withholding.

--------------------------------------------------------------------------------------
1099-R         Lists taxable  distributions  from a retirement              January 31
               account. A separate form is issued for each fund
               account.  Includes  federal income tax withheld due
               to IRS withholding requirements.

--------------------------------------------------------------------------------------
5498           Provided to shareholders  who made an annual IRA                 May 31
               contribution or rollover purchase.  Also provides
               the account's fair market value as of the last
               business day of the previous year. A separate form
               is issued for each fund account.

--------------------------------------------------------------------------------------
1042-S         Provided to  non-resident  alien  shareholders                 March 15
               to report the amount of fund  dividends  paid
               and the  amount of  federal  taxes  withheld.
               A separate form is issued for each fund account.

--------------------------------------------------------------------------------------
Cost Basis     Uses the  "average  cost-single  category" method            January 31
Statement      to show the cost basis of any shares  sold or
               exchanged.  Information  is provided to assist
               shareholders  in calculating  capital gains or losses.
               A separate  statement,  included with Form 1099-B,
               is issued for each fund account. This statement is
               not reported to the IRS and does not include money
               market funds or retirement accounts.

--------------------------------------------------------------------------------------
Tax Savings    Consolidated report lists all amounts not subject to         January 31
Report for     federal, state and local income tax for all the
Non-Taxable    shareholder's  accounts.  Also includes any amounts
Income         subject to alternative minimum tax.

--------------------------------------------------------------------------------------
Tax Savings    Provides the percentage of income paid by each fund          January 31
Summary        that may  be exempt from state income tax.
--------------------------------------------------------------------------------------


THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the OUTLOOK, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                             (FIRST INVESTORS LOGO)


        PRINCIPAL UNDERWRITER                         TRANSFER AGENT
     First Investors Corporation           Administrative Data Management Corp.
           95 Wall Street                             581 Main Street
         New York, NY 10005                        Woodbridge, NJ 07095
           1-212-858-8000                             1-800-423-4026

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.   Exhibits
           --------

  (a)(i)   Amended and Restated Declaration of Trust(1)

     (b)   By-laws(1)

     (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 30, 1985, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as
           Exhibit 99.B2 to Registrant's Registration Statement.

     (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

     (e) Underwriting Agreement between Registrant and First Investors Corporation(1)

     (f)   Bonus, profit sharing or pension plans - none

  (g)(i)   Custodian Agreement between Registrant and Irving Trust Company(1)

    (ii)   Supplement to Custodian Agreement(1)

  (h)(i)   Administration  Agreement  between   Registrant,   First   Investors
           Management   Company,  Inc.,   First   Investors   Corporation   and
           Administrative Data Management Corp.(1)


    (ii)   Schedule A to Administration Agreement(1)

     (i)   1     Opinion and Consent of Counsel - filed herewith
           2     Consent of Arizona Counsel
           3     Consent of California Counsel
           4     Consent of Colorado Counsel
           5     Consent of Connecticut Counsel
           6     Consent of Florida Counsel
           7     Consent of Georgia Counsel
           8     Consent of Maryland Counsel
           9     Consent of Massachusetts Counsel
           10    Consent of Michigan Counsel
           11    Consent of Minnesota Counsel
           12    Consent of Missouri Counsel
           13    Consent of New Jersey Counsel
           14    Consent of North Carolina Counsel
           15    Consent of Ohio Counsel
           16    Consent of Oregon Counsel
           17    Consent of Virginia Counsel

  (j)(i)   Consent of Independent Accountants - filed herewith

    (ii)   Powers of Attorney(1)

     (k)   Financial statements omitted from prospectus -none

     (l)   Initial capital agreements - none

  (m)(i)   Amended and Restated Class A Distribution Plan(1)

    (ii)   Class B Distribution Plan(1)


     (n)   Financial Data Schedules - filed herewith


     (o)   18f-3 Plan(1)

--------------------
(1)  Incorporated  by  reference  from   Post-Effective   Amendment  No.  19  to
     Registrant's Registration Statement (File No. 33-4077) filed on April 25, 1996.



Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.


Item 25.   Indemnification
           ---------------

           Article XI, Section 1 of Registrant's Declaration of Trust provides as follows:

          Section 1.

     Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

          Section 2.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a

Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No  indemnification  shall be provided  hereunder to a Covered Person:

     (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

          (A)  by the court or other body approving the settlement; or
          (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a
               full   trial-type   inquiry); or
          (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

     The Registrant's Investment Advisory Agreement provides as follows:

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     The Registrant's Underwriting Agreement provides as follows:

     The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.


Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."

Item 27.   Principal Underwriters
           ----------------------

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:


           First Investors Cash Management Fund, Inc.
           First Investors Fund For Income, Inc.
           First Investors Global Fund, Inc.
           First Investors Government Fund, Inc.
           First Investors High Yield Fund, Inc.
           First Investors Insured Tax Exempt Fund, Inc.
           First Investors Series Fund
           First Investors New York Insured Tax Free Fund, Inc.
           First Investors Tax-Exempt Money Market Fund, Inc.
           First Investors U.S. Government Plus Fund
           First Investors Series Fund II, Inc.
           First Investors Life Variable Annuity Fund A
           First Investors Life Variable Annuity Fund C
           First Investors Life Variable Annuity Fund D
           First Investors Life Level Premium Variable Life Insurance (Separate Account B)


     (b)   The  following  persons are the officers and directors of the
           Underwriter:

                                  Position and                 Position and
Name and Principal                Office with First            Office with
Business Address                  Investors Corporation        Registrant
------------------                ---------------------        ------------

Glenn O. Head                     Chairman                     President
95 Wall Street                    and Director                 and Trustee
New York, NY 10005

Marvin M. Hecker                  President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                  Director                     Chairman of the
95 Wall Street                                                 Board of Trustees
New York, NY 10005

Joseph I. Benedek                 Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci                 Senior Vice President        None
95 Wall Street                    and Director
New York, NY 10005

Kathryn S. Head                   Vice President               Trustee
581 Main Street                   and Director
Woodbridge, NJ 07095

Louis Rinaldi                     Senior Vice                  None
581 Main Street                   President
Woodbridge, NJ 07095

Frederick Miller                  Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                   Secretary and                Trustee
95 Wall Street                    General Counsel
New York, NY  10005

Matthew Smith                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons                 Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                       Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                    Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                  Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                   Vice President-              None
95 Wall Street                    Sales Administration
New York, NY 10005

William M. Lipkus                 Chief Financial Officer      None
581 Main Street
Woodbridge, NJ 07095

     (c)   Not applicable


Item 28.   Location of Accounts and Records
           --------------------------------

           Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data

Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29.   Management Services
           -------------------

           Not Applicable.


Item 30.   Undertakings
           ------------

           The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 20th day of April, 1999.


                                     FIRST INVESTORS MULTI-STATE
                                     INSURED TAX FREE FUND
                                     (Registrant)


                                     By:  /s/ Glenn O. Head
                                          -----------------
                                           Glenn O. Head
                                           President and Trustee



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




/s/ Glenn O. Head                  Principal Executive           April 20, 1999
-----------------------------      Officer and Trustee
Glenn O. Head

/s/ Joseph I. Benedek              Principal Financial           April 20, 1999
-----------------------------      and Accounting Officer
Joseph I. Benedek

      Kathryn S. Head*             Trustee                       April 20, 1999
-----------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                Trustee                       April 20, 1999
-----------------------------
Larry R. Lavoie

    Herbert Rubinstein*            Trustee                       April 20, 1999
-----------------------------
Herbert Rubinstein

      Nancy Schaenen*              Trustee                       April 20, 1999
-----------------------------
Nancy Schaenen

     James M. Srygley*             Trustee                       April 20, 1999
-----------------------------
James M. Srygley


     John T. Sullivan*             Trustee                       April 20, 1999
-----------------------------
John T. Sullivan

        Rex R. Reed*               Trustee                       April 20, 1999
-----------------------------
Rex R. Reed

    Robert F. Wentworth*           Trustee                       April 20, 1999
-----------------------------
Robert F. Wentworth





*By: /s/ Larry R. Lavoie
     -------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number                 Description
------                 -----------

23(a)(i)  Amended and Restated Declaration of Trust(1)

23(b)     By-laws(1)

23(c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 30, 1985, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as
          Exhibit 99.B2 to Registrant's Registration Statement.

23(d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

23(e)     Underwriting   Agreement   between   Registrant  and  First  Investors
          Corporation(1)

23(f)     Bonus or Profit Sharing Contracts--None

23(g)(i)  Custodian Agreement between Registrant and Irving Trust Company(1)

23(g)(ii) Supplement to Custodian Agreement(1)

23(h)(i)  Administration   Agreement   between   Registrant,   First   Investors
          Management   Company,    Inc.,   First   Investors   Corporation   and
          Administrative Data Management Corp.(1)

23(h)(ii) Schedule A to Administration Agreement(1)

23(i)1    Opinion and Consent of Counsel - Filed herewith
23(i)2    Consent of Arizona Counsel
23(i)3    Consent of California Counsel
23(i)4    Consent of Colorado Counsel
23(i)5    Consent of Connecticut Counsel
23(i)6    Consent of Florida Counsel
23(i)7    Consent of Georgia Counsel
23(i)8    Consent of Maryland Counsel
23(i)9    Consent of Massachusetts Counsel
23(i)10   Consent of Michigan Counsel
23(i)11   Consent of Minnesota Counsel
23(i)12   Consent of Missouri Counsel
23(i)13   Consent of New Jersey Counsel

23(i)14   Consent of North Carolina Counsel
23(i)15   Consent of Ohio Counsel
23(i)16   Consent of Oregon Counsel
23(i)17   Consent of Virginia Counsel

23(j)(i)  Consent of independent accountants - Filed herewith

23(j)(ii) Powers of Attorney(1)

23(k)     Omitted Financial Statements -- None

23(l)     Initial Capital Agreements -- None

23(m)(i)  Amended and Restated Class A Distribution Plan(1)

23(m)(ii) Class B Distribution Plan(1)


23(n)     Financial Data Schedules - Filed herewith


23(o)     Rule 18f-3 Plan(1)


--------------------
(1)  Incorporated  by  reference  from   Post-Effective   Amendment  No.  19  to
     Registrant's Registration Statement (File No. 33-4077) filed on April 25, 1996.